                          ALADDIN GAMING HOLDINGS, LLC

                              ALADDIN CAPITAL CORP.

                              SERIES A AND SERIES B

                     13 1/2 % SENIOR DISCOUNT NOTES DUE 2010

                                    INDENTURE

                          Dated as of February 26, 1998

                       STATE STREET BANK AND TRUST COMPANY

                                     Trustee

                             CROSS-REFERENCE TABLE*

Trust Indenture
Act Section                                                                                         Indenture Section
310  (a)(1)...............................................................................................7.10
     (a)(2)...............................................................................................7.10
     (a)(3)...............................................................................................N.A.
     (a)(4)...............................................................................................N.A.
     (a)(5)...............................................................................................7.10
     (i)(b)...............................................................................................7.10
     (ii)(c)..............................................................................................N.A.
311  (a)..................................................................................................7.11
     (b)..................................................................................................7.11
     (iii)(c).............................................................................................N.A.
312  (a)..................................................................................................2.05
     (b)..................................................................................................13.03
     (iv)(c)..............................................................................................13.03
313  (a)..................................................................................................7.06
     (b)(2)...............................................................................................7.07
     (v)(c)...............................................................................................7.06;
                                                                                                          13.02
     (vi)(d)..............................................................................................7.06
314  (a)..................................................................................................4.03;
                                                                                                          13.02
     (A)(b)...............................................................................................10.02
     (c)(1)...............................................................................................13.04
     (c)(2)...............................................................................................13.04
     (c)(3)...............................................................................................N.A.
     (vii)(e).............................................................................................13.05
     (f)..................................................................................................N.A.

315  (a)..................................................................................................7.01
     (b)..................................................................................................7.05,
                                                                                                          13.02
     (A)(c)...............................................................................................7.01
     (d)..................................................................................................7.01
     (e)..................................................................................................6.11

316  (a)(last sentence)...................................................................................2.09
     (a)(1)(A)............................................................................................6.05
     (a)(1)(B)............................................................................................6.04
     (a)(2)...............................................................................................N.A.
     (b)..................................................................................................6.07
     (B)(c)...............................................................................................2.12
     317(a)(1)............................................................................................6.08
     (a)(2)...............................................................................................6.09
     (b)..................................................................................................2.04
318  (a)..................................................................................................13.01
     (b)..................................................................................................N.A.
     (c)..................................................................................................13.01

N.A. means not applicable

*This Cross-Reference Table is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE.............................................................1

         Section 1.01. Definitions................................................................................1
         Section 1.02. Other Definitions.........................................................................22
         Section 1.03. Incorporation by Reference................................................................22
         Section 1.04. Rules of Construction.....................................................................23

ARTICLE 2. THE NOTES.............................................................................................23

         Section 2.01. Form and Dating...........................................................................23
         Section 2.02. Execution and Authentication..............................................................24
         Section 2.03. Registrar and Paying Agent................................................................29
         Section 2.04. Paying Agent to Hold Money in Trust.......................................................29
         Section 2.05. Holder Lists..............................................................................29
         Section 2.06. Transfer and Exchange.....................................................................30
         Section 2.07. Replacement Notes.........................................................................42
         Section 2.08. Outstanding Notes.........................................................................42
         Section 2.09. Treasury Notes............................................................................43
         Section 2.10. Temporary Notes...........................................................................43
         Section 2.11. Cancellation..............................................................................43
         Section 2.12. Defaulted Interest........................................................................43

ARTICLE 3. REDEMPTION AND PREPAYMENT.............................................................................43

         Section 3.01. Notices to Trustee........................................................................43
         Section 3.02. Selection of Notes to Be Redeemed.........................................................44
         Section 3.03. Notice of Redemption......................................................................44
         Section 3.04. Effect of Notice of Redemption............................................................45
         Section 3.05. Deposit of Redemption Price...............................................................45
         Section 3.06. Notes Redeemed in Part....................................................................45
         Section 3.07. Optional Redemption.......................................................................45
         Section 3.08. Gaming Redemption.........................................................................46
         Section 3.09. Mandatory Redemption......................................................................47
         Section 3.10. Offer to Purchase by Application of Excess Proceeds.......................................47

ARTICLE 4. COVENANTS.............................................................................................48

         Section 4.01. Payment of Notes..........................................................................48
         Section 4.02. Maintenance of Office or Agency...........................................................48
         Section 4.03. Reports...................................................................................49
         Section 4.04. Compliance Certificate....................................................................49
         Section 4.05. Taxes.....................................................................................50
         Section 4.06. Stay, Extension and Usury Laws............................................................50
         Section 4.07. Restricted Payments.......................................................................50
         Section 4.08. Distribution and Other Payment Restrictions Affecting Restricted Subsidiaries.............54
         Section 4.09. Limitations on Incurrence of Indebtedness and Issuance of Preferred Stock.................55
         Section 4.10. Asset Sales...............................................................................58


         Section 4.11. Transactions with Affiliates..............................................................59
         Section 4.12. Liens.....................................................................................60
         Section 4.13. Line of Business..........................................................................60
         Section 4.14. Corporate Existence.......................................................................60
         Section 4.15. Offer to Repurchase Upon Change of Control................................................60
         Section 4.16. Limitations on Issues and Sales of Capital Stock of Wholly Owned
                        Restricted Subsidiaries..................................................................61
         Section 4.17. Insurance.................................................................................61
         Section 4.18. Limitations on Status as Investment Company...............................................62
         Section 4.19. Gaming Approvals..........................................................................62
         Section 4.20. Construction..............................................................................62
         Section 4.21. Limitation on Use of Proceeds.............................................................62
         Section 4.22. Restrictions on Activities of Capital.....................................................63
         Section 4.23. Series A Preferred Interests..............................................................63

ARTICLE 5. SUCCESSORS............................................................................................63

         Section 5.01. Merger, Consolidation, or Sale of Assets..................................................63
         Section 5.02. Successor Corporation Substituted.........................................................64

ARTICLE 6. DEFAULTS AND REMEDIES.................................................................................64

         Section 6.01. Events of Default.........................................................................64
         Section 6.02. Acceleration..............................................................................66
         Section 6.03. Other Remedies............................................................................67
         Section 6.04. Waiver of Past Defaults...................................................................67
         Section 6.05. Control by Majority.......................................................................67
         Section 6.06. Limitation on Suits.......................................................................67
         Section 6.07. Rights of Holders of Notes to Receive Payment.............................................68
         Section 6.08. Collection Suit by Trustee................................................................68
         Section 6.09. Trustee May File Proofs of Claim..........................................................68
         Section 6.10. Priorities................................................................................69
         Section 6.11. Undertaking for Costs.....................................................................69

ARTICLE 7. TRUSTEE...............................................................................................69

         Section 7.01. Duties of Trustee.........................................................................69
         Section 7.02. Rights of Trustee.........................................................................71
         Section 7.03. Individual Rights of Trustee..............................................................71
         Section 7.04. Trustee's Disclaimer......................................................................71
         Section 7.05. Notice of Defaults........................................................................72
         Section 7.06. Reports by Trustee to Holders of the Notes................................................72
         Section 7.07. Compensation and Indemnity................................................................72
         Section 7.08. Replacement of Trustee....................................................................73
         Section 7.09. Successor Trustee by Merger, etc..........................................................74
         Section 7.10. Eligibility; Disqualification.............................................................74
         Section 7.11. Preferential Collection of Claims Against issuers.........................................74

ARTICLE 8. LEGAL DEFEASANCE AND COVENANT DEFEASANCE..............................................................74

         Section 8.01. Option to Effect Legal Defeasance or Covenant Defeasance..................................74
         Section 8.02. Legal Defeasance and Discharge............................................................74

         Section 8.03. Covenant Defeasance.......................................................................75
         Section 8.04. Conditions to Legal or Covenant Defeasance................................................75
         Section 8.05. Deposited Money and Government Securities to be Held in Trust; Other
                        Miscellaneous Provisions.................................................................76
         Section 8.06. Repayment to Issuers......................................................................77
         Section 8.07. Reinstatement.............................................................................77

ARTICLE 9. AMENDMENT, SUPPLEMENT AND WAIVER......................................................................77

         Section 9.01. Without Consent of Holders of Notes.......................................................77
         Section 9.02. With Consent of Holders of Notes..........................................................78
         Section 9.03. Compliance with Trust Indenture Act.......................................................79
         Section 9.04. Revocation and Effect of Consents.........................................................80
         Section 9.05. Notation on or Exchange of Notes..........................................................80
         Section 9.06. Trustee to Sign Amendments, etc...........................................................80

ARTICLE 10. COLLATERAL AND SECURITY..............................................................................80

         Section 10.01. Pledge Agreements........................................................................80
         Section 10.02. Authorization of Receipt of Funds by the Trustee Under the Pledge Agreements.............81
         Section 10.03. Termination of Security Interest.........................................................81

ARTICLE 11. JOINT AND SEVERAL LIABILITY..........................................................................81

         Section 11.01. Joint and Several Liability..............................................................81

ARTICLE 12. INTERCREDITOR AGREEMENT WITH LENDERS UNDER THE BANK CREDIT FACILITY..................................82

         Section 12.01. Non-Petition Covenant....................................................................82
         Section 12.02. Subordination Upon Substantive Consolidation.............................................83
         Section 12.03. When Distribution Must Be Paid Over......................................................83
         Section 12.04. Notice by Issuers........................................................................84
         Section 12.05. Subrogation..............................................................................84
         Section 12.06. Relative Rights..........................................................................84
         Section 12.07. Subordination May Not Be Impaired........................................................84
         Section 12.08. Distribution or Notice to Credit Agent...................................................85
         Section 12.09. Rights of Trustee and Paying Agent.......................................................85
         Section 12.10. Authorization to Effect Subordination....................................................85
         Section 12.11. Requirement of Certain Provision in Senior Debt..........................................86

ARTICLE 13. MISCELLANEOUS........................................................................................86

         Section 13.01. Trust Indenture Act Controls.............................................................86
         Section 13.02. Notices..................................................................................86
         Section 13.03. Communication by Holders of Notes with Other Holders of Notes............................87
         Section 13.04. Certificate and Opinion as to Conditions Precedent.......................................87
         Section 13.05. Statements Required in Certificate or Opinion............................................87
         Section 13.06. Rules by Trustee and Agents..............................................................88
         Section 13.07. No Personal Liability of Directors, Managers, Officers, Employees,
                         Incorporators or Members................................................................88
         Section 13.08. Governing Law............................................................................88

         Section 13.09. No Adverse Interpretation of Other Agreements............................................88
         Section 13.10. Successors...............................................................................88
         Section 13.11. Severability.............................................................................88
         Section 13.12. Counterpart Originals....................................................................88
         Section 13.13. Table of Contents, Headings, etc.........................................................89
         Section 13.14. Contingent Guaranty......................................................................89
         Section 13.15. Trustee's Execution of Other Agreements..................................................89

                                       iv


                                    EXHIBITS

Exhibit A-1       FORM OF GLOBAL NOTE

Exhibit A-2       FORM OF TEMPORARY REGULATION S GLOBAL NOTE

Exhibit B         FORM OF CERTIFICATE OF TRANSFER

Exhibit C         FORM OF CERTIFICATE OF EXCHANGE

Exhibit D         FORM OF CERTIFICATE OF ACQUIRING INSTITUTIONAL ACCREDITED
                  INVESTOR

Exhibit E         FORM OF CONTINGENT GUARANTY OF PERFORMANCE AND COMPLETION

                  INDENTURE dated as of February 26, 1998, among Aladdin Gaming Holdings, LLC, a Nevada limited-liability company ("Holdings"), Aladdin Capital Corp., a Nevada corporation and a wholly owned subsidiary of Holdings ("Capital" and, together with Holdings, the "Issuers"), and State Street Bank and Trust Company, as trustee (the "Trustee").

                  The Issuers and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 13 1/2 % Series A Senior Discount Notes due 2010 (the "Series A Notes") and the 13 1/2 % Series B Senior Discount Notes due 2010 (the "Series B Notes" and, together with the Series A Notes, the "Notes"):

                                   ARTICLE 1.

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.     DEFINITIONS.

                  "144A Global Note" means a global note in the form of Exhibit A-1 attached hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

                  "Accreted Value" means, (i) as of any date of determination prior to March 1, 2003, with respect to any Note, the sum of (a) the initial offering price (which shall be calculated by discounting the aggregate principal amount at maturity of such Note at a rate of 13 1/2 % per annum, compounded semi-annually on each March 1 and September 1 from March 1, 2003 to the date of issuance) of such Note and (b) the portion of the excess of the principal amount of such Note over such initial offering price which shall have been accreted thereon through such date, such amount to be so accreted on a daily basis at a rate of 13 1/2 % per annum of the initial offering price of such Note, compounded semi-annually on each March 1 and September 1 from the date of issuance of the Notes through the date of determination, computed on the basis of a 360-day year of twelve 30-day months and (ii) as of any date of determination on or after March 1, 2003, with respect to any Note, $1,000.

                  "Acquired Indebtedness" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person merged with or into or became a Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person and (ii) Indebtedness encumbering any asset acquired by such specified Person.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

                  "Agent" means any Registrar, Paying Agent or co-registrar.

                  "AHL" means Aladdin Holdings, LLC, a Delaware limited liability company.

                  "Aladdin" means the pending project to develop, construct, equip and operate the Aladdin Hotel & Casino, as described in the Offering Memorandum of the Issuers dated February 18, 1998, relating to the Units.

                  "Aladdin Bazaar" means Aladdin Bazaar, LLC, a Nevada limited-liability company.

                  "Aladdin Music" means Aladdin Music, LLC, a Nevada limited-liability company and a joint venture between the Company and Planet Hollywood International, Inc.

                  "Aladdin Music Operating Agreement" means the Operating Agreement of Aladdin Music, as amended from time to time.

                  "Aladdin Site" means the approximately 18-acre parcel of property located in Las Vegas, Nevada on which the Aladdin is to be constructed.

                  "AMH" means Aladdin Music Holdings, LLC, a Nevada limited-liability company.

                  "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

                  "Approved Plans and Specifications" shall mean all plans, specifications, design documents, schematic drawings and related items for the design, architecture and construction of the Aladdin, as delivered to the Trustee on the Issue Date, as the same may be (i) finalized in a manner that reflects a natural evolution of their status on the date hereof and in a manner consistent with the standards set forth in the Bank Credit Facility and (ii) amended in accordance with the Bank Credit Facility.

                  "Asset Sale" means (i) the sale, lease, conveyance or other disposition of any assets or rights (including, without limitation, by way of a sale and leaseback) (provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of Holdings and its Restricted Subsidiaries, taken as a whole, shall be governed by Sections 4.15 and/or 5.1 hereof and not by Section 4.10 hereof), (ii) an Event of Loss or
(iii) the issuance or sale by Holdings or any of its Restricted Subsidiaries of Equity Interests of any of Holdings' Subsidiaries, in the case of either clause
(i) or (ii), whether in a single transaction or a series of related transactions
(a) that have a fair market value in excess of $5.0 million or (b) for net proceeds in excess of $5.0 million. Notwithstanding the foregoing, none of the following items shall be deemed to be an Asset Sale: (i) a transfer of assets by Holdings to a Wholly Owned Subsidiary of Holdings or by a Wholly Owned Subsidiary to Holdings or to another Wholly Owned Subsidiary of Holdings, (ii) an issuance of Equity Interests by a Wholly Owned Subsidiary of Holdings to Holdings or to another Wholly Owned Subsidiary of Holdings, (iii) a Restricted Payment that is permitted by Section 4.7 hereof, (iv) the grant on or after the Issue Date by the Company to Aladdin Bazaar of a ground lease on the Desert Passage Site and, upon the subdivision of the Project Site, the transfer by the Company to Aladdin Bazaar of the fee interest in the Desert Passage Site, (v) the grant on or after the Issue Date of a ground lease on the Music Project Site by the Company to AMH and, upon satisfaction of the Music Project Financing, an Investment not to exceed $21.3 million plus the transfer of the Music Project Site, in each case by the Company to AMH and by AMH to Aladdin Music, (vi) the grant on or after the Issue Date of a ground lease relating to the Energy Plant Site by the Company to the Energy Provider, (vii) the transactions contemplated by the Theater Lease in effect on the Issue Date or as described in the Offering Memorandum of the Issuers dated February 18,

1998, relating to the Units, (viii) any licensing of trade names or trademarks in the ordinary course of business by Holdings or any of its Restricted Subsidiaries, (ix) leases of space in the Aladdin, in the ordinary course of business, and (x) (a) the transfer of the Aladdin Site and other assets of the Company as a result of the exercise of remedies in respect of the Deed of Trust or the other Lender security documents, including a foreclosure by the Lenders pursuant to the terms of the Deed of Trust or the acceptance by the Lenders of a transfer in lieu of foreclosure or other exercise of remedies and (b) the transfer of the Common Membership Interests as a result of the exercise of remedies by the Lenders in respect of the pledge of such Common Membership Interests pursuant to the Lenders' security documents.

                  "Bank Completion Guaranty" means the Completion Guaranty dated as of the Issue Date, executed by the Trust, London Clubs and Bazaar Holdings in favor of the Administrative Agent and the Lenders.

                  "Bank Construction Disbursement Account" means one or more accounts established pursuant to the Disbursement Agreement into which the proceeds under the Bank Credit Facility are funded and in which the Administrative Agent has a security interest.

                  "Bank Credit Facility" means the Credit Agreement dated as of the Issue Date, among the Company and the lenders named therein for which The Bank of Nova Scotia is acting as Administrative Agent, Merrill Lynch Capital Corporation is acting as Syndication Agent, and Canadian Imperial Bank of Commerce, is acting as Documentation Agent, as such agreement may be amended, supplemented, extended, modified, renewed, replaced or refinanced, from time to time, including any agreement to renew, extend, refinance or replace all or any portion of such facility.

                  "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

                  "Bazaar Holdings" means Aladdin Bazaar Holdings, LLC, a Nevada limited-liability company.

                  "Board of Managers" means (i) for so long as Holdings is a limited-liability company, the Board of Managers appointed pursuant to the Operating Agreement, or (ii) otherwise, the Board of Directors of Holdings.

                  "Business Day" means any day other than a Legal Holiday.

                  "Capital" has the meaning assigned to it in the preamble to this Indenture.

                  "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

                  "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited-liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing person (other than the Management
Fee).

                  "Cash Equivalents" means (i) United States Dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Corporation and in each case maturing within six months after the date of acquisition and (vi) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (i)-(v) of this definition.

                  "Cedel" means Cedel Bank, SA.

                  "Change of Control" means the occurrence of any of the following: (i) the sale, lease or transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of transactions, of all or substantially all of the assets of Holdings and its Subsidiaries, taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) other than to either of Principals, any Related Party or the IPO Entity, (ii) the adoption of a plan relating to the liquidation or dissolution of Holdings, (iii) the liquidation or dissolution of Holdings,
(iv) prior to the consummation of a Qualified Public Offering, the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that the Trust, or the beneficiaries of the Trust (whether current or contingent) as of the date hereof which control AHL or Sommer Enterprises, and London Clubs cease to individually or collectively control, directly or indirectly, a majority of the voting power of Holdings, (v) after the consummation of a Qualified Public Offering, the IPO Entity becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act) in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of 35% or more of the total voting power entitled to vote in the election of the Board of Managers, and, at such time, the Trust and London Clubs shall fail to collectively beneficially own, directly or indirectly, securities representing greater than the combined voting power of Holdings' Capital Stock as is beneficially owned by such person or group, (vi) the first day on which Holdings fails to own 100% of the issued and outstanding Equity Interests of the Company or Capital, or (vii) the first day on which a majority of the members of the Board of Managers are not nominees of the Trust, or the beneficiaries of the Trust (whether current or contingent) as of the date hereof which control AHL or Sommer Enterprises, or London Clubs or any Subsidiary of the Trust, or the beneficiaries of the Trust (whether current or contingent) as of the date hereof which control AHL or Sommer Enterprises, or London Clubs which is a member of Holdings.

                  "Collateral" has the meaning set forth in the Pledge
Agreements.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Membership Interests" means the common membership interests of the Company.

                  "Company" means Aladdin Gaming, LLC, a Nevada limited-liability company, or any successor thereto.

                  "Complex" means the Complex to be constructed in Las Vegas, Nevada, as described in the Offering Memorandum of the Issuers dated February 18, 1998, relating to the Units.

                  "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (i) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale (to the extent such losses were deducted in computing Consolidated Net Income), plus (ii) provision for taxes based upon consolidated net income or net profits of such Person and its Restricted Subsidiaries for such period, to the extent such provision for taxes was deducted in computing Consolidated Net Income, plus (iii) Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period, to the extent such expenses were deducted in computing Consolidated Net Income plus
(iv) Consolidated Depreciation and Amortization Expense of such Person for such period, to the extent such expenses were deducted in computing Consolidated Net Income plus (v) any other non-cash extraordinary and nonrecurring items decreasing such Consolidated Net Income for such period, minus (vi) non-cash items increasing such Consolidated Net Income for such period, in each case, on a consolidated basis for such Person and its Restricted Subsidiaries and determined in accordance with GAAP. Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and other non-cash charges of, a Subsidiary of a Person shall be added to Consolidated Net Income to compute Consolidated Cash Flow only to the extent (and in the same proportion) that the Net Income of such Subsidiary was included in calculating the Consolidated Net Income of such Person and only if a corresponding amount would be permitted at the date of determination to be dividended or distributed, as applicable, to Holdings by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its stockholders.

                  "Consolidated Depreciation and Amortization Expense" means with respect to any Person for any period, the total amount of depreciation and amortization expense and other non-cash expenses (excluding any non-cash expense that represents an accrual, reserve or amortization of a cash expenditure for a past, present or future period) of such Person and its Restricted Subsidiaries for such period on a consolidated basis as defined in accordance with GAAP.

                  "Consolidated Interest Expense" means, with respect to any person for any period, the sum of (i) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, to the extent such expense was deducted in computing Consolidated Net Income (including amortization of debt issuance costs and original issue discount and deferred financing fees, non-cash interest payments, the interest component of Capital Lease Obligations, and net payments (if any) pursuant to Hedging Obligations, excluding amortization of deferred financing fees), (ii) commissions, discounts and other fees and charges paid or accrued with respect to letters of credit and bankers' acceptance financing, (iii) the consolidated interest expense of such person and its Restricted Subsidiaries that was capitalized during such period and (iv) to the extent not included above, (a) the maximum amount of interest which would have to be paid by such Person or its Restricted Subsidiaries under a Guaranty of Indebtedness of any other Person if such Guaranty were called upon and (b) payment to London Clubs on the Issue Date of a fee equal to 1% of the amount of Indebtedness supported and enhanced by the Keep-Well Agreement on the Issue Date and payment of an annual fee equal to 1.5% of the annual average Indebtedness outstanding under the Bank Credit Facility which is supported and enhanced by the Keep-Well Agreement, in each case as set forth in the London Clubs Purchase Agreement as in effect on the date of this Indenture.

                  "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, that (i) the Net Income but not loss for such period of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends, if applicable, or distributions paid in cash to the referent Person or a Wholly Owned Restricted Subsidiary thereof in respect of such period, (ii) the Net Income of any Person acquired in a pooling of interests transaction shall not be included for any period prior to the date of such acquisition, (iii) the Net Income for such period of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends, if applicable, or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained or waived in writing) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its equity, (iv) the cumulative effect of a change in accounting principles shall be excluded, and
(v) the Net Income (but not loss) of any Unrestricted Subsidiary shall be excluded, whether or not distributed to Holdings or one of its Restricted Subsidiaries.

                  "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of (i) the consolidated equity of the common equity holders of such Person and its consolidated Restricted Subsidiaries as of such date plus
(ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred equity (other than Disqualified Stock), less (x) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the Issue Date in the book value of any asset owned by such Person or a consolidated Restricted Subsidiary of such Person, (y) all investments as of such date in unconsolidated Subsidiaries and in Persons that are not Subsidiaries (except, in each case, Permitted Investments) and (z) all unamortized debt discount and expense and unamortized deferred charges as of such date, all of the foregoing determined in accordance with GAAP.

                  "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 13.02 hereof or such other address as to which the Trustee may give notice to the Issuers.

                  "Credit Agent" means, at any time, the then acting administrative agent as defined in and under the Bank Credit Facility, which initially shall be The Bank of Nova Scotia.

                  "Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

                  "Deed of Trust" means the Deed of Trust to be executed by the Company in favor of the Administrative Agent for the benefit of the Lenders.

                  "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

                  "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, in the form of Exhibit A-1 attached hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

                  "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

                  "Desert Passage" means the pending project by Aladdin Bazaar to develop, construct and operate the Desert Passage, as described in the Offering Memorandum of the Issuers dated February 18, 1998, relating to the Units.

                  "Desert Passage Site" means the 12.42-acre portion of the Project Site on which the Desert Passage is to be constructed.

                  "Disbursement Agent" means The Bank of Nova Scotia, as disbursement agent under the Disbursement Agreement.

                  "Disbursement Agreement" means the Disbursement Agreement among Holdings, the Company, The Bank of Nova Scotia, as Administrative Agent under the Bank Credit Facility, the Disbursement Agent, the Investment Intermediary and the Trustee.

                  "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the Holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature; provided, however, that any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require Holdings to repurchase or redeem such Capital Stock upon the occurrence of a Change of Control or an Asset Sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that Holdings may not repurchase or redeem any such Capital Stock pursuant to such provisions prior to Holdings' compliance with Sections 4.10 or 4.15 hereof.

                  "Employment Agreements" means, collectively, (i) the Employment & Consulting Agreement dated July 1, 1997, among Holdings, the Company and Richard J. Goeglein, (ii) the Employment Agreement dated July 28, 1997, among Holdings, the Company and James H. McKennon, (iii) the Employment Agreement dated July 28, 1997, among Holdings, the Company and Cornelius T. Klerk, (iv) the Employment Agreement dated August 19, 1997, among Holdings, the Company and Lee A. Galati (v) the Employment Agreement dated July 1, 1997, among Holdings, the Company and Jose A. Rueda and (vi) the GAI Consulting Agreement.

                  "Energy Plant" means the pending project to develop, construct and operate an energy plant to provide electricity, chilled water and hot water to the Project.

                  "Energy Plant Site" means the 0.65-acre portion of the Project Site on which the Energy Plant is to be constructed.

                  "Energy Provider" means Northwind Aladdin, LLC, a Nevada limited-liability company.

                  "Enterprises" means Aladdin Gaming Enterprises, Inc., a Nevada corporation.

                  "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                  "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

                  "Event of Loss" means, with respect to any property or asset (tangible or intangible, real or personal) any of the following: (i) any loss, destruction or damage of such property or assets; (ii) any institution of any proceedings for the condemnation, seizure or taking of such property or asset or for the exercise of any right of eminent domain; (iii) any actual condemnation, seizure or taking by exercise of the power of eminent domain or otherwise of such property or asset, or confiscation of such property or asset or the requisition of the use of such property or asset; or (iv) any settlement in lieu of clauses (ii) or (iii) above.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Notes" means the Notes issued in the Exchange Offer pursuant to Section 2.06(f) hereof.

                  "Exchange Offer" has the meaning set forth in the Note Registration Rights Agreement.

                  "Exchange Offer Registration Statement" has the meaning set forth in the Note Registration Rights Agreement.

                  "Existing Indebtedness" means Indebtedness of Holdings and its Restricted Subsidiaries in existence on the date of this Indenture, until such amounts are repaid.

                  "FF&E" means any furniture, fixtures, equipment and other personal property financed with the proceeds from the incurrence of Indebtedness pursuant to clause (viii) of the second paragraph under Section 4.09 hereof.

                  "FF&E Financing" means the incurrence of Indebtedness, the proceeds of which are utilized solely to finance or refinance the acquisition of (or entry into a capital lease by Holdings or a Subsidiary of Holdings with respect to) FF&E.

                  "Fixed Charge Coverage Ratio" means, with respect to any Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. In the event that the referent Person or any of its Restricted Subsidiaries incurs, assumes, Guarantees or redeems any Indebtedness (other than revolving credit borrowings) or issues or redeems Preferred Stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guaranty or redemption of Indebtedness, or such issuance or redemption of Preferred Stock, as if the same had occurred at the beginning of the applicable four-quarter period. For purposes of making the computation referred to above, acquisitions, dispositions and discontinued operations (as determined in accordance with GAAP) that have been made by Holdings or any of its Restricted Subsidiaries, including all mergers, consolidations and dispositions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be calculated on a pro forma basis assuming that all such acquisitions, dispositions, discontinued operations, mergers, consolidations (and the reduction of any associated fixed charge obligations resulting therefrom) had occurred on the first day of the four-quarter reference period.

                  "Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of (i) Consolidated Interest Expense of such Person for such period and (ii) the consolidated interest of such Person and its Restricted Subsidiaries that was capitalized during such period and
(iii) any interest expense on Indebtedness of another Person that is Guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such Guaranty or Lien is called upon) and (iv) the product of (a) to the extent such Person is not treated as (1) a pass-through entity or (2) a separate entity, in either case for United States federal income tax purposes, all dividend payments, whether or not in cash, on any series of Preferred Stock of such Person or any of its Restricted Subsidiaries, other than dividend payments on Equity Interests payable (x) solely in Equity Interests of Holdings (other than Disqualified Stock) or (y) to Holdings or a Restricted Subsidiary of Holdings, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory income tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP; provided, however, that dividends or distributions paid on the Series A Preferred Interests shall not be counted to the extent that interest payments on the Notes have been taken into account in determining such Fixed Charges.

                  "Force Majeure Event" has the meaning ascribed thereto in the Noteholder Completion Guaranty.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Issue Date.

                  "GAI, LLC" means GAI, LLC, a Nevada limited-liability company.

                  "GAI Consulting Agreement" means the Consulting Agreement dated as of July 1, 1997, between GAI, LLC and the Company.

                  "Gaming Approval" means every license, finding of suitability, permit, authorization, registration or approval required to own, lease, operate or otherwise conduct the gaming activities of the Company or any of its Affiliates.

                  "Gaming Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States or foreign government, any state, province or any city or other political subdivision, whether now or hereafter existing, or any officer or official thereof, including without limitation, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Liquor and Gaming Licensing Board and any other agency with authority to regulate any gaming operation (or proposed gaming operation) owned, managed or operated by Holdings or any of its Subsidiaries.

                  "Global Note Legend" means the legend set forth in Section 2.06(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

                  "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, in the form of Exhibit A-1 or Exhibit A-2 attached hereto issued in accordance with Sections 2.01, 2.06(b)(iv), 2.06(d)(ii) or 2.06(f) hereof.

                  "Government Securities" means securities that are (a) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such Government Security or a specific payment of principal of or interest on any such Government Security held by such custodian for the account of the holder of such depository receipt; provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Security or the specific payment of principal of or interest on the Government Security evidenced by such depository receipt.

                  "Guaranty" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

                  "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) currency exchange or interest rate swap agreements, currency exchange or interest rate cap agreements and currency exchange or interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange or interest rates.

                  "Holder" means a Person in whose name a Note is registered.

                  "Holdings" has the meaning assigned to it in the preamble to this Indenture.

                  "Holdings Common Membership Interest" means the common membership interests of Holdings.

                  "Holdings Series A Preferred Interests" means Holdings' Series A Preferred Membership Interests issued to London Clubs, AHL or the Trust pursuant to the Operating Agreement in exchange for any payments required pursuant to the Keep-Well Agreement or the Bank Completion Guaranty where none of such parties is responsible for a default leading to such payment.

                  "Holdings Series B Preferred Interests" means the Holdings' Series B Preferred Membership Interests issued to London Clubs, AHL or the Trust pursuant to the Operating Agreement in exchange for payments required pursuant to the Keep-Well Agreement or the Bank Completion Guaranty where one of such parties is responsible for a default leading to such payment.

                  "IAI Global Note" means the global Note in the form of Exhibit A-1 attached hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold to Institutional Accredited Investors.

                  "In Balance" shall have the meaning ascribed thereto in the Noteholder Completion Guaranty.

                  "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all Indebtedness of others secured by a Lien on any asset of such Person (whether or not such Indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guaranty by such Person of any indebtedness of any other Person. Except as stated under the penultimate paragraph under Section 4.09 hereof, the amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness issued with original issue discount and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

                  "Indenture" means this Indenture, as amended or supplemented from time to time.

                  "Independent Construction Consultant" means Rider Hunt (NV), L.L.C. or any successor thereto acceptable to the Trustee.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

                  "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of direct or indirect loans (including guarantees of indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If Holdings or any Subsidiary of Holdings sells or otherwise disposes of any Equity Interests of any direct or indirect Subsidiary of Holdings such that, after giving effect to any such sale or disposition, such Person is no longer a subsidiary of Holdings, Holdings shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of Section 4.07 hereof.

                  "IPO Entity" means Holdings, Enterprises or another entity which controls the Company.

                  "Issue Date" means the date of this Indenture.

                  "Issuers" has the meaning assigned to it in the preamble to this Indenture.

                  "Keep-Well Agreement" means the Keep-Well Agreement dated the Issue Date, executed by AHL, London Clubs and Bazaar Holdings in favor of the Administrative Agent under the Bank Credit Facility and the Lenders.

                  "LCNI" means London Clubs Nevada Inc., a Nevada corporation.

                  "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York, the City of Boston, Massachusetts or the City of Las Vegas, Nevada or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

                  "Lenders" means the Lenders as defined in the Bank Credit Facility.

                  "Letter of Transmittal" means the letter of transmittal to be prepared by the Issuers and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

                  "Liquidated Damages" means all liquidated damages then owing pursuant to Section 2.5 of the Note Registration Rights Agreement.

                  "London Clubs" means London Clubs International, plc, a public limited company organized under the laws of England and Wales.

                  "London Clubs Purchase Agreement" means the Purchase Agreement dated September 24, 1997, among London Clubs, LCNI, AHL, Sommer Enterprises, the Sommer Trust and the Company, as amended as of the date of this Indenture.

                  "Management Fee" means the fees payable by the Company to London Clubs pursuant to the Salle Privee Management Agreement in consideration for services to be provided by London Clubs to the Company.

                  "Minimum Aladdin Facilities" means, with respect to the Aladdin, at least 2,465 operating slot machines, 91 operating table games, an operating keno lounge, 1,870 restaurant seats, 1,750 usable parking spaces, 2,210 hotel rooms fit to receive guests, all banking, coin, security and other ancillary equipment and facilities necessary to operate the Aladdin on a 24 hour per day, seven days a week basis.

                  "Minimum Desert Passage Facilities" means, with respect to the Desert Passage, at least 200,000 square feet of retail space, all necessary common areas and all appropriate points of direct access from the Desert Passage to the Aladdin and the exterior area surrounding the Aladdin.

                  "Mountain Spa" means the Mountain Spa development located in Las Vegas, Nevada.

                  "Music Project" means the pending project by Aladdin Music to develop, construct and operate the Music Project, as described in the Offering Memorandum of the Issuers dated February 18, 1998, relating to the Units.

                  "Music Project Financing" means the incurrence by Aladdin Music of Indebtedness, the proceeds of which are utilized solely to finance the development, construction and operation of the Music Project.

                  "Music Project Site" means the 4.75-acre portion of the Project Site on which the Music Project is to be constructed.

                  "Net Income" means, with respect to any Person, the net income
(loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends or distributions, as applicable, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (b) the disposition of any securities, by, or the extinguishment of any Indebtedness of, such Person or any of its Restricted Subsidiaries and (ii) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss).

                  "Net Proceeds" means the aggregate cash proceeds received by Holdings or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting, investment banking fees and sales commissions, employee severance and termination costs, any trade payables or similar liabilities related to the assets sold and required to be paid by the seller as a result thereof and sales, finder's or broker's commissions), and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), amounts required to be applied to the repayment of Indebtedness secured by a Lien (other than the Bank Credit Facility) on the asset or assets that are the subject of such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

                  "Non-Recourse Debt" means Indebtedness (i) as to which neither of the Issuers nor any of their Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise) or (c) constitutes the lender; and (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Notes being offered hereby) of the Issuers or any of their Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and
(iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Issuers or any of their Restricted Subsidiaries.

                  "Non-U.S. Person" means a Person who is not a U.S. Person.

                  "Note Construction Disbursement Account" means the Disbursement Account to be maintained by the Disbursement Agent and pledged to the Disbursement Agent for the benefit of the Trustee pursuant to the terms of the Disbursement Agreement into which approximately $37 million of the net proceeds of the Offering will be deposited.

                  "Note Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

                  "Noteholder Completion Guaranty" means the Noteholder Completion Guaranty dated as of the Issue Date, executed by the Trust, London Clubs and Bazaar Holdings in favor of the Trustee.

                  "Note Registration Rights Agreement" means the Note Registration Rights Agreement dated as of the Issue Date, among the Issuers and the Initial Purchasers.

                  "Notes" has the meaning assigned to it in the preamble to this Indenture.

                  "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages, liquidated damages and other liabilities payable under the documentation governing any Indebtedness.

                  "Offering" means the offering of the Units by the Issuers and Enterprises.

                  "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

                  "Officers' Certificate" means a certificate signed on behalf of Holdings or Capital, as the case may be, by two Officers of Holdings or Capital, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Holdings or Capital, that meets the requirements of Section 13.05 hereof.

                  "On Schedule Certificate" shall have the meaning ascribed thereto in the Disbursement Agreement.

                  "Operating" means, (i) with respect to the Aladdin, the first time that (a) all Gaming Approvals have been granted and are not then revoked or suspended, (b) all Liens (other than Permitted Liens) related to the development, construction, and equipping of the Aladdin have been paid or, if payment is not yet due or if such payment is contested in good faith by Holdings, either (1) sufficient funds remain in the Construction Disbursement Account to discharge such Liens or (2) such Liens have been bonded, (c) the Independent Construction Consultant, the general contractor and the architect of the Aladdin shall have delivered one or more certificates to the Trustee each certifying that the Aladdin is complete in all material respects in accordance with the Approved Plans and Specifications therefor and all applicable building laws, ordinances and regulations, (d) the Aladdin is in a condition (including installation of furnishings, fixtures and equipment) to receive guests in the ordinary course of business, (e) gaming and other operations in accordance with applicable law are open to the general public and are being conducted at the Aladdin with respect to at least the Minimum Aladdin Facilities, (f) a permanent or temporary certificate of occupancy has been issued for the Aladdin by the Clark County Building Department and (g) a notice of completion of the Aladdin has been duly recorded; and (ii) with respect to the Desert Passage, the first time that (a) the Desert Passage is in a condition (including installation of all furnishings, fixtures and equipment) to receive customers in the ordinary course of business, (b) retail operations in accordance with applicable law are open to the general public and are being conducted at the Desert Passage with respect to at least the Minimum Desert Passage Facilities, (c) a temporary certificate of occupancy has been issued for the Desert Passage by the Clark County Building Department and (d) a notice of completion of the Desert Passage has been duly recorded.

                  "Operating Agreement" means the Operating Agreement of Holdings, as amended from time to time.

                  "Operating Deadline" means the date which is 28 months after the Issue Date; provided that, if a Force Majeure Event occurs, the Operating Deadline shall be extended for the amount of time that such Force Majeure Event exists but in no event shall the Operating Deadline be extended past the date which is 40 months after the Issue Date.

                  "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section
13.05 hereof. The counsel may be an employee of or counsel to the Issuers, any Subsidiary of the Issuers or the Trustee.

                  "Parking Use Agreement" means the Common Parking Area Use Agreement dated as of the Issue Date, between the Company and Bazaar.

                  "Participant" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

                  "Participating Broker-Dealer" has the meaning set forth in the Note Registration Rights Agreement.

                  "Permitted Investments" means (i) any Investments in Holdings or in a Wholly Owned Restricted Subsidiary of Holdings; (ii) any Investments in Cash Equivalents; (iii) Investments by Holdings or any Restricted Subsidiary of Holdings in a Person that is evidenced by Capital Stock if as a result of such Investment (a) such Person becomes a Wholly Owned Restricted Subsidiary of Holdings or (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, Holdings or a Wholly Owned Restricted Subsidiary of Holdings; (iv) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.10 hereof;
(v) any acquisition of assets solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of Holdings; (vi) Investments by Holdings or any of its Restricted Subsidiaries in an amount not to exceed $5.0 million in any Person that is engaged in a line of business permitted under
Section 4.13 hereof; (vii) receivables owing to Holdings or any of its Restricted Subsidiaries if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as Holdings or any such Restricted Subsidiary deems reasonable under the circumstances; and (viii) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business.

                  "Permitted Junior Securities" means securities of an Issuer authorized by an order or decree of a court of competent jurisdiction in connection with a reorganization that gave effect to (and states in such order or decree that effect has been given to) the subordination of such securities to all Senior Debt (and any debt securities issued in exchange for Senior Debt) to substantially the same extent as, or to a greater extent than, the Notes are subordinated to Senior Debt; provided that all such Senior Debt is assumed by the reorganized entity and the rights of the holders of any such Senior Debt are not, without the consent of such holders, altered by such reorganization, which consent shall be deemed to have been given if the holders of such Senior Debt, individually or as a class, shall have approved such reorganization.

                  "Permitted Liens" means (i) Liens in favor of Holdings or any of its Restricted Subsidiaries; (ii) Liens on property of a Person existing at the time such Person became a Restricted Subsidiary, is merged into or consolidated with or into Holdings or any Restricted Subsidiary of Holdings; provided, that such Liens were in existence prior to the contemplation of such acquisition, merger or consolidation and do not extend to any other assets other than those of the Person acquired by, merged into or consolidated with Holdings or any Restricted Subsidiary of Holdings; (iii) Liens on property existing at the time of acquisition thereof by Holdings or any Restricted Subsidiary of Holdings; provided that such Liens were in existence prior to the contemplation of such acquisition; (iv) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business or in the construction of the Aladdin; provided, however, that Holdings has obtained a title insurance endorsement insuring against losses arising therewith or if such Lien arises after completion of the Aladdin, Holdings has bonded within a reasonable time after becoming aware of the existence of such Lien; (v) Liens securing obligations in respect of this Indenture or the Notes; (vi) Liens existing on the Issue Date; (vii) (a) Liens for taxes, assessments or governmental charges or claims or (b) statutory Liens of landlords, and carriers', warehousemen's, mechanics', suppliers', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business or in the construction of the Aladdin, in the case of each of (a) and (b), with respect to amounts that either
(1) are not yet delinquent or (2) are being diligently contested in good faith by appropriate proceedings, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (viii) easements, rights-of-way, navigational servitudes, restrictions, minor defects or irregularities in title and other similar charges or encumbrances which do not interfere in any material respect with the ordinary conduct of business of Holdings and its Restricted Subsidiaries; (ix) a leasehold mortgage in favor of a party financing the lessee of space within the Aladdin; provided that neither Holdings nor any of its Restricted Subsidiaries is liable for the payment of any principal of, or interest or premium on, such financing; (x) Liens created by the Reciprocal Easement Agreement; (xi) Liens created by the Disbursement Agreement; (xii) Liens to secure all Obligations under the Bank Credit Facility or the Rate Protection Agreement (as defined in the Bank Credit Facility), as applicable, incurred pursuant to clauses (i),
(vii), (viii), (ix), (x) and (xvi) of the second paragraph of Section 4.09 hereof; (xiii) Liens to secure all Obligations under FF&E Financing incurred pursuant to clause (viii) and (x) of the second paragraph of Section 4.09 hereof; (xiv) Liens to secure Indebtedness permitted by clause (vi) of the second paragraph of Section 4.09 hereof; (xv) Liens incurred in connection with Hedging Obligations incurred pursuant to clause (vii) of the second paragraph under Section 4.09 hereof; (xvi) licenses of patents, trademarks and other intellectual property rights granted by Holdings or any of its Restricted Subsidiaries in the ordinary course of business; (xvii) any judgment attachment or judgment Lien not constituting an Event of Default; and (xviii) Liens on assets of Unrestricted Subsidiaries that secure Non-Recourse Debt of such Unrestricted Subsidiaries.

                  "Permitted Refinancing Indebtedness" means any Indebtedness of Holdings or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of Holdings or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided that: (i) the Accreted Value or principal amount, as the case may be, of such Permitted Refinancing Indebtedness does not exceed the Accreted Value or principal amount, as the case may be, plus accrued interest on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinate in right of payment to the Notes, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Notes on terms at least as favorable to the Holders of the Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Indebtedness is incurred either by Holdings or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

                  "Person" means any individual, corporation, partnership, limited-liability company or partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Pledge Agreements" means, collectively, the L.L.C. Interest Pledge and Security Agreement dated as of the Issue Date, to be executed by Holdings in favor of the Trustee pursuant to which Holdings will pledge all Series A Preferred Interests to the Trustee for the benefit of the holders of the Notes and the Holdings Collateral Account Agreement dated as of the Issue Date, to be executed by Holdings in favor of the Disbursement Agent, as agent for the Trustee, pursuant to which Holdings will pledge all of the amounts in the Note Construction Disbursement Account to the Disbursement Agent, as agent for the Trustee, for the benefit of the holders of the Notes.

                  "Preferred Stock" means any Equity Interest with preferential right of payment of dividends or distributions, as applicable, or upon liquidation, dissolution, or winding up.

                  "Principals" means the Trust, or the beneficiaries of the Trust (whether current or contingent) as of the date hereof which control AHL or Sommer Enterprises, and London Clubs.

                  "Private Placement Legend" means the legend set forth in
Section 2.06(g)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

                  "Project Site" means the approximately 35-acre parcel of property located in Las Vegas, Nevada on which the Complex is to be constructed.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Qualified Public Offering" means a public offering of common stock of any IPO Entity which is registered under the Securities Act and results in proceeds of at least $50.0 million; provided, that immediately prior to such public offering, London Clubs, the Trust, or the beneficiaries of the Trust (whether current or contingent) as of the date hereof which control AHL or Sommer Enterprises, and holders of the Warrants and Warrant Shares each hold, directly or indirectly, their respective equity interests in the IPO Entity; provided, further, that London Clubs, the Trust, or the beneficiaries (whether current or contingent) of the Trust as of the date hereof which control AHL or Sommer Enterprises, and holders of the Warrants and Warrants Shares will use their reasonable best efforts to effect such public offering such that the holders of the Warrants and Warrant Shares (x) will not recognize income gain or loss for federal income tax purposes (other than as a result of a sale of their Warrant Shares in such public offering) and (y) will be subject to federal income tax in the same manner and at the same times as would have been the case if the Warrants were originally issued by the IPO Entity.

                  "Reciprocal Easement Agreement" means the Construction, Operation and Reciprocal Easement Agreement dated as of the Issue Date, among the Company, Bazaar, Aladdin Music, as such agreement may be amended, supplemented, restated or otherwise modified from time to time.

                  "Regulation S" means Regulation S promulgated under the Securities Act.

                  "Regulation S Global Note" means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as appropriate.

                  "Regulation S Permanent Global Note" means a permanent global
Note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Restricted Period.

                  "Regulation S Temporary Global Note" means a temporary global
Note in the form of Exhibit A-2 hereto bearing the Private Placement Legend and the Regulation S Temporary Global Note Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

                  "Related Party" means, with respect to any Principal, any Subsidiary of such Principal.

                  "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Division of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

                  "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

                  "Restricted Investment" means an Investment other than a Permitted Investment.

                  "Restricted Period" means the one-year restricted period as defined in Regulation S.

                  "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

                  "Rule 144" means Rule 144 promulgated under the Securities
Act.

                  "Rule 144A" means Rule 144A promulgated under the Securities Act.

                  "Rule 903" means Rule 903 promulgated under the Securities
Act.

                  "Rule 904" means Rule 904 promulgated the Securities Act.

                  "Salle Privee Management Agreement" means the Salle Privee Management Agreement dated the Issue Date, between the Company and London Clubs.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Senior Debt" means (i) all Indebtedness outstanding on the date hereof or hereafter incurred, assumed or guaranteed under the Bank Credit Facility or any other arrangement with respect to the Bank Credit Facility with any Lender (or any Affiliate of a Lender) and permitted under this Indenture, including and together with any Hedging Obligations, and (ii) all Obligations arising under any of the foregoing (including interest, whether or not allowable in a bankruptcy, insolvency or similar proceeding, accruing on Indebtedness or any other Obligation incurred pursuant to the Bank Credit Facility or any other such arrangement after the filing of a petition initiating any proceeding under any bankruptcy, insolvency or similar law or which would have accrued but for such filing). Notwithstanding anything to the contrary in the foregoing, Senior Debt shall specifically not include any Indebtedness that is incurred in violation of this Indenture.

                  "Separation Date" means the earliest to occur of: (i) September 1, 1998; (ii) the date on which a registration statement with respect to the Notes or a registration statement with respect to the Warrants and the Warrant Shares is filed with the Commission under the Securities Act; (iii) the occurrence of a Change of Control or a sale or recapitalization of Enterprises, Holdings or the Company occurs (a "Triggering Event"); (iv) 30 days after a Qualified Public Offering; (v) the occurrence of an Event of Default; or (vi) such earlier date as determined by Merrill Lynch & Co. in its sole discretion.

                  "Series A Notes" has the meaning assigned to it in the preamble to this Indenture.

                  "Series A Preferred Interests" means the Company's Series A Preferred Membership Interests.

                  "Series B Notes" has the meaning assigned to it in the preamble to this Indenture.

                  "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Note Registration Rights Agreement.

                  "Significant Subsidiary" means any Subsidiary which would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the Issue Date.

                  "Site Work Agreement" means the Site Work, Development and Construction Agreement dated as of the Issue Date, among the Company, Aladdin Bazaar and AHL.

                  "Sommer Enterprises" means Sommer Enterprises, LLC, a Nevada limited-liability company.

                  "Stated Maturity" means, with respect to any installment of interest or principal on any Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereto.

                  "Subsidiary" means, with respect to any Person, (i) any corporation, association, or other business entity (other than a partnership) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and
(ii) any partnership (including an entity which is not treated as a separate entity for income tax purposes) (a) the sole general partner or the managing partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

                  "Tax Amount" means, with respect to any period, without duplication, the increase in the cumulative United States federal, state and local tax liability of holders of equity interests in Holdings or the Company (or, if such holder is a pass-through entity for United States income tax purposes, holders of its equity interests) in respect of their interests in Holdings or the Company for such period plus any additional amounts payable to such holders to cover taxes arising from ownership of such equity interests.

                  "Theater Lease" means the lease of the Theater of the Performing Arts between the Company and Aladdin Music to be entered into prior to the opening of the Music Project.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C.ss.ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

                  "Trust" means the Trust under Article Sixth u/w/o Sigmund Sommer.

                  "Trustee" means the party named as such in the preamble to this Indenture until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

                  "Units" means the units issued by the Issuers and Enterprises on the Issue Date, each consisting of $1,000 principal amount at maturity of Series A Notes and 10 Warrants to purchase 10 shares of Class B non-voting common stock, no par value, of Enterprises.

                  "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

                  "Unrestricted Global Note" means a permanent global Note in the form of Exhibit A-1 attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

                  "Unrestricted Subsidiary" means (i) any Subsidiary that is designated by the Board of Managers as an Unrestricted Subsidiary pursuant to a Board Resolution; but only to the extent that such Subsidiary: (a) has no Indebtedness other than Non-Recourse Debt; (b) is not party to any agreement, contract, arrangement or understanding with Holdings or any Restricted Subsidiary of Holdings unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to Holdings or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of Holdings; (c) is a Person with respect to which neither Holdings nor any of its Restricted Subsidiaries has any direct or indirect obligation (x) to subscribe for additional Equity Interests or (y) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; (d) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of Holdings or any of its Restricted Subsidiaries; and (e) has at least one director on its Board of Managers or Board of Directors that is not a director or executive officer of Holdings or any of its Restricted Subsidiaries and has at least one executive officer that is not a director or executive officer of Holdings or any of its Restricted Subsidiaries. Any such designation by the Board of Managers shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions and was permitted by Section 4.07 hereof. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of Holdings as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under Section 4.09 hereof, Holdings shall be in default of such covenant). Notwithstanding the above, each of AMH and Aladdin Music shall be an Unrestricted Subsidiary until such time as it is designated to be a Restricted Subsidiary pursuant to the terms of the last sentence of this definition. The Board of Managers may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of Holdings of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness is permitted under Section 4.09 hereof, calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period, and (ii) no Default or Event of Default would be in existence following such designation.

                  "U.S. Person" means a U.S. person as defined in Rule 902(o) under the Securities Act.

                  "Warrant Registration Rights Agreement" means the Warrant Registration Rights Agreement dated as of the Issue Date, among Enterprises and the Initial Purchasers.

                  "Warrants" means the warrants to purchase an aggregate of 2,215,000 shares of Class B non-voting common stock, no par value, of Enterprises, issued on the Issue Date as part of the Units.

                  "Warrant Shares" means the shares of Class B non-voting common stock, no par value, of Enterprises issuable upon exercise of the Warrants.

                  "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years (calculated to the nearest one-twelfth) obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount or liquidation preference, as applicable, of such Indebtedness.

                  "Wholly Owned Restricted Subsidiary" of any Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned

Restricted Subsidiaries of such Person or by such Person and one or more Wholly Owned Restricted Subsidiaries of such Person.

                  "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

                  "Working Capital Facility" means a credit facility pursuant to any agreement or agreements for the making of loans or advances on a revolving basis, the issuance of letters of credit and/or the creation of bankers' acceptances to fund the Company's general corporate requirements and any amendment, supplement, extension, modification, renewal, replacement or refinancing from time to time, including any agreement to renew, extend, refinance or replace all or any portion of such facility.

SECTION 1.02.     OTHER DEFINITIONS.

                                                                                      Defined in
                    Term                                                                Section

                    "Affiliate Transaction"                                               4.11
                    "Asset Sale Offer"                                                    4.10
                    "Authentication Order"                                                2.02
                    "Benefitted Party"                                                   10.01
                    "Change of Control Offer"                                             4.15
                    "Change of Control Payment"                                           4.15
                    "Change of Control Payment Date"                                      4.15
                    "Covenant Defeasance"                                                 8.03
                    "DTC"                                                                 2.03
                    "Event of Default"                                                    6.01
                    "Excess Proceeds"                                                     4.10
                    "incur"                                                               4.09
                    "Legal Defeasance"                                                    8.02
                    "Note Obligations"                                                   10.01
                    "Offer Amount"                                                        3.10
                    "Offer Period"                                                        3.10
                    "Payment Default"                                                     6.01
                    "Paying Agent"                                                        2.03
                    "Purchase Date"                                                       3.10
                    "Registrar"                                                           2.03
                    "Trustee"                                                             8.05
                    "Restricted Payments"                                                 4.07
                    "Warrant Endorsement"                                                 2.02

SECTION 1.03.     INCORPORATION BY REFERENCE.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

                  The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Notes;

                  "indenture security Holder" means a Holder of a Note;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor" on the Notes means the Issuers and any successor obligor upon the Notes.

                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04.     RULES OF CONSTRUCTION.

                  Unless the context otherwise requires:

                                    (1) a term has the meaning assigned to it;

                                    (2) an accounting term not otherwise defined
                           has the meaning assigned to it in accordance with GAAP;

                                    (3)     "or" is not exclusive;

                                    (4)     words in the  singular  include the
                           plural,  and in the plural  include the singular;

                                    (5)     provisions apply to successive
                           events and transactions; and

                                    (6) references to sections of or rules under
                           the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time.

                                   ARTICLE 2.

                                    THE NOTES

SECTION 2.01.     FORM AND DATING.

         (a) General. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 or Exhibit A-2 attached hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

                  The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Issuers and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

         (b) Global Notes. Notes issued in global form shall be substantially in the form of Exhibit A-1 or Exhibit A-2 attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A-1 attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate and in accordance with the practices and procedures of the Depositary and the Trustee, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by
Section 2.06 hereof.

         (c) Temporary Global Notes. Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel Bank, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided. The Restricted Period shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel Bank certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Note or an IAI Global Note bearing a Private Placement Legend, all as contemplated by Section 2.06(a)(ii) hereof), and (ii) an Officers' Certificate from the Issuers as required by Regulation S. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

                  (d) Euroclear and Cedel Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes that are held by Participants through Euroclear or Cedel Bank.

SECTION 2.02.     EXECUTION AND AUTHENTICATION.

                  Two Officers of each Issuer shall sign the Notes by manual or facsimile signature. The seal of each of the Issuers may be reproduced on the Notes and may be in facsimile form.

                  If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

                  A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

                  The Trustee shall, upon a written order of the Issuers signed by two Officers of each Issuer (an "Authentication Order"), authenticate Notes for original issue up to the aggregate principal amount stated in paragraph 4 of the Notes. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 2.06 hereof.

                  The Trustee may appoint an authenticating agent acceptable to the Issuers to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Issuers.

                  All Notes issued prior to the separation described below shall have printed or overprinted thereon the following (the "Warrant Endorsement").

                  THE NOTES EVIDENCED BY THIS CERTIFICATE ARE NOT TRANSFERABLE SEPARATELY FROM THE WARRANTS ATTACHED HERETO ORIGINALLY SOLD AS A UNIT WITH THE NOTES UNTIL THE EARLIEST TO OCCUR OF (I) SEPTEMBER 1, 1998;
         (II) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE NOTES OR A REGISTRATION STATEMENT WITH RESPECT TO THE WARRANTS AND THE WARRANT SHARES IS FILED WITH THE COMMISSION UNDER THE SECURITIES ACT
         (III) THE OCCURRENCE OF A CHANGE OF CONTROL OR A SALE OR RECAPITALIZATION OF ENTERPRISES, HOLDINGS OR THE COMPANY OCCURS; (IV) 30 DAYS AFTER A QUALIFIED PUBLIC OFFERING; (V) THE OCCURRENCE OF AN EVENT OF DEFAULT; OR (VI) SUCH EARLIER DATE AS DETERMINED BY MERRILL LYNCH & CO. IN ITS SOLE DISCRETION (THE DATE OF OCCURRENCE OF AN EVENT SPECIFIED IN CLAUSES (I) THROUGH (VI) BEING REFERRED TO AS THE "SEPARATION DATE"). PRIOR TO SUCH DATE, THE NOTES EVIDENCED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN INTEGRAL MULTIPLES OF $1,000 PRINCIPAL AMOUNT OF NOTES AND ONLY WITH THE SIMULTANEOUS TRANSFER TO THE TRANSFEREE OF 10 WARRANTS FOR EACH $1,000 PRINCIPAL AMOUNT SO TRANSFERRED.

Under the terms of the warrant agreement relating to the Warrants (the "Warrant Agreement"), the holder of this security may at any time on or after the Separation Date, at its option, by notice to the Trustee elect to separate or separately transfer the Notes and the Warrants represented hereby, in whole or in part, and shall thereafter surrender this security to the Trustee for the exchange of this security, in part, for such Warrant or Warrants and for a Note or Notes of a like aggregate principal amount and of authorized denominations not bearing this Warrant Endorsement; provided that no delay or failure on the part of the Trustee or the Warrant Agent to exchange this security for such Warrant or Warrants and Note or Notes shall affect the separation of such Notes and Warrants represented hereby or their separate transferability. Until such separation, the holder of this security is, for each $1,000 principal amount of Notes, also the record owner of 10 Warrants expiring March 1, 2010, each Warrant to purchase 1 share of Class B non-voting Common Stock, no par value (the "Common Stock"), of Enterprises (subject to adjustment). Enterprises has deposited with the Trustee, as custodian for the Holder of the Notes bearing this Warrant Endorsement, a certificate or certificates for such Warrants to purchase an aggregate of 2,215,000 shares of Common Stock (subject to adjustment). Prior to the separation of the Notes and the Warrants as described above, record ownership of such Warrants is transferable only by the transfer of this Note on the Note register maintained by the Issuers pursuant to the Indenture. After such separation, ownership of a Warrant is transferable only by the transfer of the certificate representing such Warrant in accordance with the provisions of the Warrant Agreement.

By accepting a security bearing this Warrant Endorsement, each holder of this security shall be bound by all of the terms and provisions of the Warrant Agreement (a copy of which is available on request to Enterprises or the Warrant Agent); provided, however, that no provision in this Indenture or in the Warrant Agreement shall impose any obligation on the Issuers with respect to the Warrants or the Warrant Agreement or on Enterprises with respect to the Notes or this Indenture.

Election to Exercise. On or after the Warrant Exercise Commencement Date (as such term is defined in the Warrant Agreement), the Warrants may be exercised by obtaining from the Warrant Agent the required forms of election to exercise, declaration form and instructions for payment of the Exercise Price (as such term is defined in the Warrant Agreement), tendering the Exercise Price in accordance with the Warrant Agreement and complying with the other conditions to exercise contained in the Warrant Agreement. Upon receiving the required forms and payment of such Exercise Price, the Warrant Agent shall exercise such Warrants subject to, and in accordance with, the provisions of the Warrant Agreement.

Election of Exchange. The undersigned registered holder of the security represented hereby irrevocably elects to separate its Notes and Warrants and to exchange this security for a new Note in the principal amount hereof and a Warrant certificate.

The undersigned hereby irrevocably instructs the Trustee (A) to issue in the name of the undersigned registered holder a new Note not containing the above Warrant Endorsement in the principal amount equal to the principal amount hereof and (B) to deliver this security to the Warrant Agent pursuant to the provisions of the Warrant Agreement with instructions to issue in the name of the undersigned registered holder a Warrant certificate representing the number of Warrants equal to the number of Warrants represented by this security and to issue (1) a new Warrant certificate to replace the Warrant certificate held on deposit by the Warrant Agent equal to the difference between (x) the number of Warrants represented by the Warrant certificate so held on deposit and (y) the number of Warrants represented by this Security.

Dated:
                                    ----------------------
Name of Holder of this security:
                                    ----------------------
Address:
                                    ----------------------

                                    ----------------------
Signature:
                                    ----------------------

Note: The above signature must correspond with the name as written upon the face of this security in every particular, without alteration or enlargement whatever and if the certificate representing any principal amount at maturity of this security or the associated Warrants is to be registered in a name other than that in which this security is registered.

Signature Guaranteed:
                                    ----------------------

Note: Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                  Until any Note and the Warrant with which it is initially issued are separated or separately transferred pursuant to the terms of the Warrant Endorsement, the Trustee shall hold such Warrant as custodian on behalf of the Holder of such Note bearing such legends, and the Note and Warrant shall be accompanied by a Unit certificate which shall have printed or overprinted thereon the following.

                  THIS GLOBAL UNIT IS COMPRISED OF THE ATTACHED GLOBAL NOTE AND GLOBAL WARRANT. THE GLOBAL UNIT, THE GLOBAL NOTE AND THE GLOBAL WARRANT ARE COLLECTIVELY REFERRED TO HEREIN AS THE "SECURITIES."

                  THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS A NON-U.S. PERSON AS DEFINED IN RULE 904 UNDER THE SECURITIES ACT,
(2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH ALADDIN GAMING HOLDINGS, LLC, ALADDIN CAPITAL CORP. OR ALADDIN GAMING ENTERPRISES, INC. (COLLECTIVELY "THE ALADDIN PARTIES") OR ANY AFFILIATE OF THE ALADDIN PARTIES WAS THE OWNER OF THE SECURITIES (OR ANY PREDECESSOR OF THE SECURITIES) ONLY (A) TO THE ALADDIN PARTIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE

PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ALADDIN PARTIES', THE TRUSTEE'S AND THE WARRANT AGENT'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE REVERSE OF THE GLOBAL NOTE AND THE GLOBAL WARRANT ARE COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

                  THE SECURITIES ARE GLOBAL SECURITIES WITHIN THE MEANING OF THE INDENTURE AND THE WARRANT AGREEMENT AND ARE REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THE SECURITIES ARE NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND THE WARRANT AGREEMENT, AND NO TRANSFER OF THE SECURITIES (OTHER THAN A TRANSFER OF THE SECURITIES AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ALADDIN PARTIES OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE NOTES AND THE WARRANTS CONSTITUTING A PART OF THE UNITS WILL NOT BE SEPARATELY TRANSFERABLE UNTIL THE EARLIEST OF (I) SEPTEMBER 1, 1998,
(II) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE NOTES OR A REGISTRATION STATEMENT WITH RESPECT TO THE WARRANTS AND THE WARRANT SHARES IS FILED WITH THE COMMISSION UNDER THE SECURITIES ACT, (III) THE OCCURRENCE OF A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE) OR A

SALE OR RECAPITALIZATION OF ENTERPRISES, ALADDIN GAMING HOLDINGS, LLC OR ALADDIN GAMING, LLC, A NEVADA LIMITED-LIABILITY COMPANY, OCCURS, (IV) 30 DAYS AFTER A QUALIFIED PUBLIC OFFERING (AS DEFINED IN THE INDENTURE) OCCURS, (V) THE OCCURRENCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE INDENTURE) OR (VI) SUCH EARLIER DATE AS DETERMINED BY MERRILL LYNCH & CO. IN ITS SOLE DISCRETION.

SECTION 2.03.     REGISTRAR AND PAYING AGENT.

                  The Issuers shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Issuers may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Issuers shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Issuers fail to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Issuers or any of their Subsidiaries may act as Paying Agent or Registrar.

                  The Issuers initially appoint The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

                  The Issuers initially appoint the Trustee to act as the Registrar and Paying Agent and to act as Note Custodian with respect to the Global Notes.

SECTION 2.04.     PAYING AGENT TO HOLD MONEY IN TRUST.

                  The Issuers shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Liquidated Damages, if any, or interest on the Notes, and will notify the Trustee of any default by the Issuers in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuers at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Issuers or a Subsidiary) shall have no further liability for the money. If the Issuers or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Issuers, the Trustee shall serve as Paying Agent for the Notes.

SECTION 2.05.     HOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Issuers shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Issuers shall otherwise comply with TIA ss. 312(a).

SECTION 2.06.     TRANSFER AND EXCHANGE.

         (a)      Transfer and Exchange of Global Notes.

                  A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Issuers for Definitive Notes if (i) the Issuers deliver to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuers within 120 days after the date of such notice from the Depositary or (ii) the Issuers in their sole discretion determine that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and deliver a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Note be exchanged by the Issuers for Definitive Notes prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.06 and 2.10 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.06 or Sections 2.07 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this
Section 2.06(a), however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b),(c) or (f) hereof.

         (b) Transfer and Exchange of Beneficial Interests in the Global Notes.

                  The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Temporary Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

                  (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global
         Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Note prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by the Issuers in accordance with
         Section 2.06(f) hereof, the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h) hereof.

                  (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                           (A) if the transferee will take delivery in the form
                  of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof.

                           (B) if the transferee will take delivery in the form
                  of a beneficial interest in the Regulation S Temporary Global Note or the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                           (C) if the transferee will take delivery in the form
                  of a beneficial interest in the IAI Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications and certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global
         Note if the exchange or transfer complies with the requirements of
         Section 2.06(b)(ii) above and:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Note Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Note Registration Rights Agreement;

                           (C) such transfer is effected by a Participating
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Note Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the holder of such beneficial
                           interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                                    (2) if the holder of such beneficial
                           interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (D), if the Registrar or the Issuers so request or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar or the Issuers, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

                  Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

         (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

                  (i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                           (A) if the holder of such beneficial interest in a
                  Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                           (B) if such beneficial interest is being transferred
                  to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                           (C) if such beneficial interest is being transferred
                  to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                           (D) if such beneficial interest is being transferred
                  pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                            (E) if such beneficial interest is being transferred
                  to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                           (F) if such beneficial interest is being transferred
                  to the Issuers or any of their Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                           (G) if such beneficial interest is being transferred
                  pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive
         Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

         Without limiting, and in addition to the restrictions in, Sections 2.06(c)(i)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Note may not be exchanged for a Definitive Note or transferred to a Person who takes delivery thereof in the form of a Definitive

         Note prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                  (ii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Note Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is eligible to participate in the Exchange Offer and is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Note Registration Rights Agreement;

                           (C) such transfer is effected by a Participating
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Note Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the holder of such beneficial
                           interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                                    (2) if the holder of such beneficial
                           interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (D), if the Registrar (although it will have no obligation to do so) or the Issuers so request or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar or the Issuers, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall not bear the Private Placement Legend.

         (d)      Transfer and Exchange of Definitive Notes for Beneficial
                  Interests.

                  (i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                           (A) if the Holder of such Restricted Definitive Note
                  proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
                  (2)(b) thereof;

                           (B) if such Restricted Definitive Note is being
                  transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                           (C) if such Restricted Definitive Note is being
                  transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                           (D) if such Restricted Definitive Note is being
                  transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                           (E) if such Restricted Definitive Note is being
                  transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs
                  (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                           (F) if such Restricted Definitive Note is being
                  transferred to the Issuers or any of their Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                           (G) if such Restricted Definitive Note is being
                  transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note in the case of clause (C) above, the Regulation S Global Note, and in all other cases, the IAI Global Note.

                  (ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Note Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is eligible to participate in the Exchange Offer and is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Note Registration Rights Agreement;

                           (C) such transfer is effected by a Participating
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Note Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the Holder of such Definitive Notes
                           proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                                    (2) if the Holder of such Definitive Notes
                           proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (D), if the Registrar (although it shall have no obligation to do so) or the Issuers so request or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar or the Issuers, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

         Upon satisfaction of the conditions of any of the subparagraphs in this
         Section 2.06(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased in accordance with its standard operating procedures and practices the aggregate principal amount of the Unrestricted Global Note.

                  (iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased in accordance with its standard operating procedures and practices the aggregate principal amount of one of the Unrestricted Global Notes.

                  If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or
(iii) above at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

         (e)     Transfer and Exchange of Definitive Notes for Definitive Notes.

                  Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

                  (i) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                           (A) if the transfer will be made pursuant to Rule
                  144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                           (B) if the transfer will be made pursuant to Rule 903
                  or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                           (C) if the transfer will be made pursuant to any
                  other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Note Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is eligible to participate in the Exchange Offer and is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

                           (B) any such transfer is effected pursuant to the
                  Shelf Registration Statement in accordance with the Note Registration Rights Agreement;

                           (C) any such transfer is effected by a Participating
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Note Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the Holder of such Restricted
                           Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                                    (2) if the Holder of such Restricted
                           Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (D), if the Registrar (although it shall have no obligation to do so) or Issuers so requests, an Opinion of Counsel in a form reasonably acceptable to the Registrar or Issuers, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

         (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Note Registration Rights Agreement, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 and an Officer's Certificate from the Issuers to the effect that an Exchange Offer in accordance with the Note Registration Rights Agreement has occurred, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that they are eligible to participate in the Exchange Offer and (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Issuers, and accepted for exchange in the Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly in accordance with the practices and procedures of the Depositary and the Trustee, and the Issuers shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

         (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (i)      Private Placement Legend.

                           (A) Except as permitted by subparagraph (B) below,
                  each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT
         (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR"), (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUERS OR ANY AFFILIATE OF THE ISSUERS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE ISSUERS, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D),

         (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

                           (B) Notwithstanding the foregoing, any Global Note or
                  Definitive Note issued pursuant to subparagraphs (b)(iv),
                  (c)(ii), (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f)
                  to this Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

         "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO
         SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS."

                  (iii) Regulation S Temporary Global Note Legend. The Regulation S Temporary Global Note shall bear a legend in substantially the following form:

         "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR OTHER NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

                  (iv) Original Issue Discount Legend. Each Note shall bear a legend in substantially the following form:

         "FOR THE PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY, THE ISSUE PRICE IS $519.40 THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $480.60, THE ISSUE DATE IS FEBRUARY 26, 1998 AND THE YIELD TO MATURITY IS 15.06 % PER ANNUM."

         (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note or on the schedule maintained by the Depositary in respect of such Global Note for such purposes, in accordance with the Applicable Procedures, by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement or on the schedule maintained by the Depositary in respect of such Global Note for such purposes, in accordance with the Applicable Procedures, shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

         (i)      General Provisions Relating to Transfers and Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Issuers' order or at the Registrar's request.

                  (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any documentary, stamp or other transfer tax or similar governmental charge payable in connection therewith (other than any such documentary, stamp or other transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.07, 3.10, 4.10, 4.15 and 9.05 hereof).

                  (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

                  (v) The Issuers shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (c) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

                  (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Issuers may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Issuers shall be affected by notice to the contrary.

                  (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

                  (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this
         Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile (provided that the original is mailed by first class mail within two business days thereafter).

SECTION 2.07.     REPLACEMENT NOTES.

                  If any mutilated Note is surrendered to the Trustee or the Issuers and the Trustee (and the Issuers if they reasonably request) receive evidence to their satisfaction of the destruction, loss or theft of any Note, the Issuers shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Issuers, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuers to protect the Issuers, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Issuers may charge for their expenses in replacing a Note.

                  Every replacement Note is an obligation of the Issuers and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued and outstanding hereunder.

SECTION 2.08.     OUTSTANDING NOTES.

                  The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof and in accordance with its standard operating procedures and practices, and those described in this Section as not outstanding. Except as set forth in Section 2.09 hereof, a Note does not cease to be outstanding because the Issuers or an Affiliate of the Issuers holds the Note; however, Notes held by the Issuers or a Subsidiary of the Issuers shall not be deemed to be outstanding for purposes of Section 3.07(b) hereof.

                  If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

                  If the principal amount of any Note is considered paid under
Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

                  If the Paying Agent (other than the Issuers, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.09.     TREASURY NOTES.

                  In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Issuers, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuers, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that the Trustee knows are so owned shall be so disregarded.

SECTION 2.10.     TEMPORARY NOTES

                  Until certificates representing Notes are ready for delivery, the Issuers may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Issuers considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Issuers shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes.

                  Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

SECTION 2.11.     CANCELLATION.

                  The Issuers at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Notes (subject to the record retention requirement of the Exchange
Act). Certification of the destruction of all canceled Notes shall be delivered to the Issuers. The Issuers may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12.     DEFAULTED INTEREST.

                  If the Issuers default in a payment of interest on the Notes, they shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Issuers shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Issuers shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Issuers (or, upon the written request of the Issuers, the Trustee in the name and at the expense of the Issuers) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

                                   ARTICLE 3.

                            REDEMPTION AND PREPAYMENT

SECTION 3.01.     NOTICES TO TRUSTEE.

                  If the Issuers elect to redeem Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 37 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the Accreted Value of Notes to be redeemed, (iv) the redemption price and (v) the amount of Liquidated Damages, if any.

SECTION 3.02.     SELECTION OF NOTES TO BE REDEEMED.

                  If less than all of the Notes are to be redeemed or purchased at any time, selection of Notes for redemption or purchase will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed, provided that the Issuers shall notify the Trustee or any listing of the Notes on any national securities exchange or, if the Notes are not so listed, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate; provided, that no Notes of $1,000 or less shall be purchased or redeemed in part. Notices of redemption or purchase shall be mailed by first class mail at least 30 but not more than 60 days before the redemption date or purchase date (except in the case of redemption required by any Gaming Authority, which may be less than 30 days) to each Holder of Notes to be redeemed or purchased at such Holder's registered address. Notices of redemption may not be conditional. If any Note is to be redeemed or purchased in part only, any notice of redemption or purchase that relates to such Note shall state the portion of the principal amount thereof to be redeemed or purchased. On and after the redemption or purchase date, interest and Liquidated Damages, if any, shall cease to accrete or accrue on Notes or portions thereof called for redemption or purchase.

                  The Trustee shall promptly notify the Issuers in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.03.     NOTICE OF REDEMPTION.

                  Subject to the provisions of Section 3.10 hereof, at least 30 days but not more than 60 days before a redemption date, the Issuers shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

                  The notice shall identify the Notes to be redeemed and shall state:

         (a)      the redemption date;

         (b)      the redemption price;

         (c) if any Note is being redeemed in part, the portion of the Accreted Value of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in Accreted Value equal to the unredeemed portion shall be issued upon cancellation of the original Note;

         (d)      the name and address of the Paying Agent;

         (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

         (f) that, unless the Issuers default in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

         (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

         (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

         At the Issuers' request, the Trustee shall give the notice of redemption in the Issuers' names and at their expense; provided, however, that the Issuers shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.04.     EFFECT OF NOTICE OF REDEMPTION.

                  Once notice of redemption is mailed in accordance with Section
3.03 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.05.     DEPOSIT OF REDEMPTION PRICE.

                  On or prior to 10:00 a.m. (New York City time) on the redemption date, the Issuers shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Issuers any money deposited with the Trustee or the Paying Agent by the Issuers in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

                  If the Issuers comply with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrete or accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after a record date for the payment of interest but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Issuers to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01 hereof.

SECTION 3.06.     NOTES REDEEMED IN PART.

                  Upon surrender of a Note that is redeemed in part, the Issuers shall issue and, upon the Issuers' written request, the Trustee shall authenticate for the Holder at the expense of the Issuers a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.07.     OPTIONAL REDEMPTION.

         (a) Except as set forth in clause (b) of this Section 3.07 and in
Section 3.08 hereof, the Notes shall not be redeemable at the option of the Issuers prior to March 1, 2003. Thereafter, the Notes shall be subject to redemption at the option of the Issuers, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of Accreted Value) set forth below, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the applicable date of redemption, if redeemed during the twelve-month period beginning on of the years indicated below:

Year                                                                  Percentage
----                                                                  ----------
2003..............................................................      106.75 %
2004..............................................................      104.50 %
2005..............................................................      102.25 %
2006 and thereafter...............................................      100.00 %

         (b) Notwithstanding the provisions of clause (a) of this Section 3.07, on or prior to March 1, 2001, the Issuers may redeem up to an aggregate of 35% of the Accreted Value of the Notes at a redemption price of 113 1/2 % of the Accreted Value thereof, plus Liquidated Damages, if any, thereon to the redemption date, with the proceeds of a Qualified Public Offering (which proceeds may be advanced or contributed to the Issuers by the IPO Entity); provided that at least 65% of the Accreted Value remains outstanding immediately after the occurrence of such redemption; and provided, further, that such redemption shall occur within 60 days of the date of such Qualified Public Offering.

         (c) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

SECTION 3.08.     GAMING REDEMPTION.

         (a) Notwithstanding any other provision of this Indenture, if any Gaming Authority requires that a holder or beneficial owner of Notes must be licensed, qualified or found suitable under any applicable gaming law and such holder or beneficial owner fails to apply for a license, qualification or finding of suitability within 30 days after being requested to do so by such Gaming Authority (or such lesser period that may be required by such Gaming Authority), or if such holder or beneficial owner is notified by such Gaming Authority that such holder or beneficial owner will not be so licensed, qualified or found suitable, the Issuers shall have the right, at their option,
(i) to require that such holder or beneficial owner dispose of such holder's or beneficial owner's Notes within 30 days (or such earlier date as may be required by the applicable Gaming Authority) of (a) the termination of the period described above for such holder or beneficial owner to apply for a license, qualification or finding of suitability or (b) receipt of the notice from such Gaming Authority that such holder or beneficial owner will not be licensed, qualified or found suitable by such Gaming Authority or (ii) to call for redemption of the Notes of such holder or beneficial owner at a redemption price equal to the lesser of the price at which such holder or beneficial owner acquired such Notes and the Accreted Value thereof, together with, in either case, accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of redemption or the date of the finding that such holder or beneficial owner will not be licensed, qualified or found suitable, which may be less than 30 days following the notice of redemption, if so ordered by such Gaming Authority or required by applicable gaming laws.

         (b) In connection with any redemption pursuant to this Section 3.08, and except as may be required by a Gaming Authority, the Issuers shall be required to comply with Sections 3.01 through 3.06 hereof.

SECTION 3.09.     MANDATORY REDEMPTION.

                  Except as set forth under 4.10 and 4.15 hereof, the Issuers shall not be required to make mandatory redemptions or sinking fund payments prior to maturity with respect to the Notes.

SECTION 3.10.     OFFER TO PURCHASE BY APPLICATION OF EXCESS PROCEEDS.

                  In the event that, pursuant to Section 4.10 hereof, the Issuers shall be required to commence an Asset Sale Offer, they shall follow the procedures specified below.

                  The Asset Sale Offer shall remain open for a period of not less than 30 nor more than 60 days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). Upon the termination of the Offer Period (the "Purchase Date"), the Issuers shall purchase the principal amount of Notes required to be purchased pursuant to Section 4.10 hereof (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

                  If the Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer.

                  Upon the commencement of an Asset Sale Offer, the Issuers shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

         (a) that the Asset Sale Offer is being made pursuant to Section 4.10 hereof and the length of time the Asset Sale Offer shall remain open;

         (b)      the Offer Amount, the purchase price and the Purchase Date;

         (c) that any Note not tendered or accepted for payment shall continue to accrete or accrue interest;

         (d) that, unless the Issuers default in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrete or accrue interest after the Purchase Date;

         (e) that Holders electing to have a Note purchased pursuant to an Asset Sale Offer may only elect to have all of such Note purchased and may not elect to have only a portion of such Note purchased;

         (f) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer by book-entry transfer, to the Issuers, a depositary, if appointed by the Issuers, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

         (g) that Holders shall be entitled to withdraw their election if the Issuers, the depositary or the Paying Agent, as the case may be, receives, not later than two Business Days prior to the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter duly executed by the Holder setting forth the name of the Holder, the Accreted Value of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

         (h) that, if the aggregate Accreted Value of Notes surrendered by Holders exceeds the Offer Amount, the Issuers shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Issuers so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

         (i) that Holders whose Notes were purchased only in part shall be issued replacement Notes equal in Accreted Value to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

                  On or before the Purchase Date, the Issuers shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of Notes or portions thereof properly tendered pursuant to the Asset Sale Offer, or if less than the Offer Amount has been tendered, all Notes properly tendered, and shall deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Issuers in accordance with the terms of this Section 3.10. The Issuers, the Depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Issuers for purchase, and the Issuers shall promptly issue a new Note, and the Trustee, upon written request from the Issuers shall authenticate and mail or deliver such new Note to such Holder, in a principal amount equal to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Issuers to the Holder thereof.

                  Other than as specifically provided in this Section 3.10, any purchase pursuant to this Section 3.10 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

                                   ARTICLE 4.

                                    COVENANTS

SECTION 4.01.     PAYMENT OF NOTES.

                  The Issuers shall pay or cause to be paid the Accreted Value of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Accreted Value, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Issuers or a Subsidiary thereof, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Issuers in immediately available funds and designated for and sufficient to pay all Accreted Value, premium, if any, and interest then due. The Issuers shall pay all Liquidated Damages, if any, in the same manner on the dates and in the amounts set forth in the Note Registration Rights Agreement.

SECTION 4.02.     MAINTENANCE OF OFFICE OR AGENCY.

                  The Issuers shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Issuers in respect of the Notes and this Indenture may be served. The Issuers shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  The Issuers may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuers of their obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Issuers shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Issuers hereby designate the Corporate Trust Office of the Trustee as one such office or agency of the Issuers in accordance with Section 2.03.

SECTION 4.03.     REPORTS.

         Whether or not required by the rules and regulations of the Commission, so long as any Notes are outstanding, the Issuers shall furnish to the Holders
(i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Issuers were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of Holdings and its consolidated Subsidiaries (provided that, prior to the time that the Issuers file such information with the Commission for public availability, showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in Management's Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of Holdings and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of Holdings and, subsequent to such time, showing such reasonable detail as required by the Commission) and, with respect to the annual information only, a report thereon by the Issuers' certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Issuers were required to file such reports, in each case within the time periods specified in the Commission's rules and regulations. In addition, following the consummation of the exchange offer contemplated by the Note Registration Rights Agreement, whether or not required by the rules and regulations of the Commission, the Issuers shall file a copy of all such information and reports with the Commission for public availability within the time periods specified in the Commission's rules and regulations (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, the Issuers shall, for so long as any Notes remain outstanding, furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 4.04.     COMPLIANCE CERTIFICATE.

         (a) The Issuers shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Issuers and their Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Issuers have kept, observed, performed and fulfilled their obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Issuers have kept, observed, performed and fulfilled each and every covenant contained in this Indenture and are not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Issuers are taking or propose to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the Accreted Value of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Issuers are taking or propose to take with respect thereto.

         (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03 above shall be accompanied by a written statement of the Issuers' independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Issuers have violated any provisions of Article 4 or Article 5 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

         (c) The Issuers shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Issuers are taking or proposes to take with respect thereto.

SECTION 4.05.     TAXES.

                  The Issuers shall pay, and shall cause each of their Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies of the Issuers or their Subsidiaries, as applicable, except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Notes.

SECTION 4.06.     STAY, EXTENSION AND USURY LAWS.

                  The Issuers covenant (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuers (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.07.     RESTRICTED PAYMENTS.

         (a) Prior to the date the Aladdin is Operating, except as permitted in clauses (iv), (v), (vi), (vii), (viii), (xi), (xii), (xiv), (xv), (xix), (xx),
(xxi), (xxii) or (xxiv) of paragraph (c) below, Holdings shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend, if applicable, or make any other payment or distribution on account of Holdings' or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving either of the Issuers) or to the direct or indirect holders of Holdings' or any of its Restricted Subsidiaries' Equity Interests in any capacity (other than dividends, if applicable, or distributions payable in Equity Interests (other than Disqualified Stock) of Holdings (or accretions thereon) or dividends, if applicable, or distributions payable to Holdings by a Wholly Owned Subsidiary of Holdings); (ii) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving either of the Issuers) any Equity Interests of Holdings or any Subsidiary of Holdings or any direct or indirect parent of Holdings or other Affiliate of Holdings (other than any such Equity Interests owned by Holdings or any Wholly Owned Subsidiary of Holdings); (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is pari passu with or subordinated to the Notes (other than the Notes), except a payment of interest or principal at Stated Maturity; or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments").

         (b) Following the date on which the Aladdin is Operating, subject to paragraph (c) below, Holdings shall not and shall not permit any of its Restricted Subsidiaries to make, directly or indirectly, any Restricted Payments unless, at the time of and after giving effect to such Restricted Payment:

                  (i) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

                  (ii) Holdings would, at the time of such Restricted Payment, have a Fixed Charge Coverage Ratio for its most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such Restricted Payment is proposed to be made of at least 2.25 to 1.0, determined on a pro forma basis after giving effect to such Restricted Payment as if it had been made at the beginning of such four quarter period; and

                  (iii) such Restricted Payment, together with the aggregate amount of all other Restricted Payments (except as provided in the last sentence of paragraph (c) below) made by Holdings and its Restricted Subsidiaries after the Issue Date is less than the sum, without duplication, of (A) 50% of (1) the Consolidated Net Income of Holdings for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date on which the Aladdin becomes Operating to the end of Holdings' most recently ended fiscal quarter for which internal financial statements are available (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit) less (2) the amount paid or to be paid in respect of such period pursuant to clause (v) of paragraph (c) below, plus (B) 100% of the aggregate net cash proceeds received by Holdings since the Issue Date from capital contributions or the issue or sale of Equity Interests of Holdings (other than Disqualified Stock) or Disqualified Stock or debt securities of the Issuers that have been converted into such Equity Interests (other than Equity Interests (or Disqualified Stock or convertible debt securities) sold to a Subsidiary of the Issuers and other than Disqualified Stock or convertible debt securities that have been converted into Disqualified Stock), in any case other than (1) amounts received by Holdings pursuant to payments being made by any party in connection with its obligations under the Keep-Well Agreement or the Bank Completion Guaranty or (2) any amounts received by Holdings or deemed received by Holdings from a Restricted Subsidiary in connection with a conversion by Holdings to a corporation (other than amounts received by Holdings from a new issuance of Equity Interests of Holdings for cash), plus (C) to the extent not otherwise included in Holdings' Consolidated Net Income, 100% of the cash dividends, if applicable, or distributions or the amount of the cash principal and interest payments received since the Issue Date by Holdings or any Restricted Subsidiary from any Unrestricted Subsidiary or in respect of any Restricted Investment (other than dividends, if applicable, or distributions to pay obligations of or with respect to such Unrestricted Subsidiary such as income taxes) until the entire amount of the Investment in such Unrestricted Subsidiary has been received or the entire amount of such Restricted Investment has been returned, as the case may be, and 50% of such amounts thereafter. In the event that the Issuers convert an Unrestricted Subsidiary to a Restricted Subsidiary, the Issuers may add back to this clause (iii) the aggregate amount of any Investment in such Subsidiary that was a Restricted Payment at the time of such Investment.

         (c) The provisions set forth in paragraph (b) above shall not prohibit
(i) the payment of any dividend, if applicable, or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Indenture; (ii) the redemption, repurchase, retirement, defeasance or other acquisition of any pari passu or subordinated indebtedness of Holdings or Equity Interests of Holdings in exchange for, or out of the net cash proceeds of, the substantially concurrent sale (other than to a Restricted Subsidiary of Holdings) of, other Equity Interests of Holdings (other than any Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (b)(iii) of the preceding paragraph; (iii) the defeasance, redemption, repurchase, retirement or other acquisition of any pari passu or subordinated indebtedness with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness; (iv) any redemption required pursuant to
Section 3.08 hereof; (v) for so long as Holdings or the Company is treated as a pass-through entity, or the Company is not treated as a separate entity, for United States federal income tax purposes (as evidenced by an opinion of counsel, subject to usual qualifications and in reliance on customary representations, at least annually), distributions to equity holders of Holdings or the Company, as applicable, in an amount not to exceed the Tax Amount for such period; provided, however, that (A) prior to any distributions of Tax Amounts, Holdings or the Company, as applicable, shall deliver an officers' certificate to the Trustee to the effect that Holdings or the Company, as applicable, is a limited-liability company taxable as a partnership or other substantially similarly treated pass-through entity, or the Company is not treated as a separate entity, for federal income tax purposes and (B) at the time of such distributions, the most recent audited financial statements of Holdings and the Company reflect that Holdings and the Company were each treated as a limited-liability company taxable as a partnership or other substantially similarly treated pass-through entity for federal income tax purposes for the period covered by such financial statements; (vi) the grant on or after the Issue Date by the Company to Aladdin Bazaar of a ground lease on the Desert Passage Site and, upon the subdivision of the Project Site, the transfer by the Company to Aladdin Bazaar of the fee interest in the Desert Passage Site; (vii) the grant on or after the Issue Date of a ground lease relating to the Energy Plant Site by the Company to the Energy Provider; (viii) the grant on or after the Issue Date of a ground lease on the Music Project Site by the Company to AMH and, upon consummation of the Music Project Financing, an Investment not to exceed $21.3 million plus the transfer of the Music Project Site, in each case by the Company to AMH and by AMH to Aladdin Music in exchange for preferred membership interests in Aladdin Music pursuant to the Aladdin Music Operating Agreement as in effect on the Issue Date; (ix) on and after September 1, 2003, payments of cash distributions on the Series A Preferred Interests by the Company to Holdings in an amount sufficient to enable Holdings to make payments required to be made in respect of the Notes in an amount not to exceed the amount payable thereunder in accordance with the terms thereof in effect on the Issue Date; (x) payment to London Clubs of the Management Fee pursuant to the Salle Privee Management Agreement as in effect on the Issue Date; (xi) payment to London Clubs on the Issue Date of a fee equal to 1% of the amount of Indebtedness supported and enhanced by the Keep-Well Agreement on the Issue Date and payment of an annual fee equal to 1.5% of the annual average Indebtedness outstanding under the Bank Credit Facility which is supported and enhanced by the Keep-Well Agreement, in each case as set forth in the London Clubs Purchase Agreement as in effect on the date hereof; (xii) payments or distributions by the Company to Holdings to effect redemptions of the Series A Preferred Interests so long as Holdings utilizes the proceeds of such payments to make an offer to purchase the Notes as required under this Indenture or to redeem the Notes as permitted under this Indenture; (xiii) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of Holdings or any of its Restricted Subsidiaries held by any member of Holdings' or any of its Restricted Subsidiaries' management pursuant to any management equity subscription agreement or stock option agreement, including, without limitation, pursuant to the exercise of puts of common membership interests of Holdings by employees of Holdings as set forth in any Employment Agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $2.0 million in the aggregate prior to the maturity of the Notes in any twelve-month period;
(xiv) the payment of salary, bonus and other benefits payable pursuant to the Employment Agreements as amended from time to time; provided that any amendment to any Employment Agreement has been determined by the Management Committee to have been made in the ordinary course of business on terms customary in the hotel/casino business; (xv) the issuance of Holdings Series A Preferred Interests or Holdings Series B Preferred Interests and dividends, if applicable, and distributions thereon made pursuant to the Operating Agreement as in effect on the Issue Date in exchange for any payments required pursuant to the Keep-Well Agreement or the Bank Completion Guaranty; (xvi) intercompany payments between Holdings and its Wholly Owned Restricted Subsidiaries, including without limitation, debt repayments between or among Holdings and its Wholly Owned Restricted Subsidiaries; (xvii) following a Qualified Public Offering, dividends or common stock buybacks in an aggregate amount in any calendar year not to exceed 6% of the aggregate net proceeds received by the IPO Entity in connection with such Qualified Public Offering; (xviii) repurchases of Capital Stock of Holdings deemed to occur upon exercise of options to acquire Capital Stock of Holdings if such repurchased Capital Stock represents a portion of the exercise price of such options; (xix) payments by the Company to Holdings to enable Holdings to pay any Liquidated Damages on the Notes so long as Holdings utilizes the proceeds of such payments for the payment of such Liquidated Damages; (xx) retainer payments made pursuant to Section 4(a) of the GAI Consulting Agreement;
(xxi) the payment of up to $3.0 million to the Trust to reimburse the Trust for development costs incurred by the Trust on behalf of the Company prior to the Issue Date and the payment of up to $0.9 million to reimburse the Trust for development costs incurred by the Trust on behalf of the Company after the Issue Date; (xxii) distributions to Holdings or Enterprises in an amount not to exceed the fees and expenses incurred in connection with the obligation to file and cause to become effective registration statements as required by the Note Registration Rights Agreement and the Warrant Registration Rights Agreement; (xxiii) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of Holdings held by employees of Holdings or the Company pursuant to any stock ownership or option plan in effect from time to time; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $2.0 million in any twelve-month period; and (xxiv) cancellations or redemptions of Holdings Common Membership Interests held by GAI, LLC or any member of Holdings' management pursuant to adjustments to be made under the Operating Agreement as in effect on the Issue Date as a result of the exercise of Warrants; provided that no payments permitted by clauses (i)-(ix) and (xi)-(xxiv) above shall be made if a Default or an Event of Default shall have occurred and be continuing as a consequence thereof. Any payments made pursuant to clauses (ii), (iii), (v),
(vi), (vii), (viii), (ix), (xi), (xii), (xiv), (xv), (xvi), (xviii), (xx),
(xxi), (xxii) and (xxiv) of this paragraph shall not be taken into account for purposes of calculating the amount of Restricted Payments in clause (b)(iii) above and all payments made pursuant to the remaining clauses of this paragraph and under the definition of "Permitted Investments" shall be taken into account for purposes of such clause (b)(iii) above.

         (d) The Board of Managers may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if such designation would not cause a Default. For purposes of making such determination, all outstanding Investments by Holdings and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated will be deemed to be Restricted Payments at the time of such designation and will reduce the amount available for Restricted Payments under paragraph (b) above. All such outstanding Investments will be deemed to constitute Investments in an amount equal to the fair market value of such Investments at the time of such designation. Such designation will only be permitted if such Restricted Payment would be permitted at such time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

         (e) The amount of all Restricted Payments (other than cash and those Restricted Payments set forth in clauses (vi), (vii), (viii) and (xxiv) of paragraph (c) of this Section 4.07) shall be the fair market value on the date of the Restricted Payment of the assets or securities proposed to be transferred or issued by Holdings or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any non-cash Restricted Payment shall be determined by the Board of Managers whose resolution with respect thereto shall be delivered to the Trustee. Not later than the date of making any Restricted Payment, Holdings shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section
4.07 were computed.

SECTION 4.08. DISTRIBUTION AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES.

                  Holdings shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Restricted Subsidiary to (i) (a) pay dividends, if applicable, or make any other distributions to Holdings or any of its Restricted Subsidiaries (1) on its Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits or (b) pay any Indebtedness owed to Holdings or any of its Restricted Subsidiaries, (ii) make loans or advances to Holdings or any of its Restricted Subsidiaries or (iii) transfer any of its properties or assets to Holdings or any of its Restricted Subsidiaries, except, in each case, for such encumbrances or restrictions existing under or by reason of (a) the Bank Credit Facility, as in effect as of the Issue Date, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings, are no more restrictive with respect to such dividend, if applicable, and other payment restrictions than those contained in the Bank Credit Facility as in effect on the Issue Date, (b) this Indenture and the Notes, (c) any instrument governing Indebtedness or Capital Stock of a Person acquired by Holdings or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be incurred, provided, further, that any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of any such instrument are no more restrictive, taken as a whole, than those contained in such instrument, (d) customary non-assignment provisions in leases entered into in the ordinary course of business, (e) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature discussed in clause (iii) above on the property so acquired, (f) any agreement for the sale of a Restricted Subsidiary that restricts distributions by that Restricted Subsidiary pending its sale, (g) applicable law or any applicable rule or order of any Gaming Authority, (h) Permitted Liens, (i) Permitted Refinancing

Indebtedness, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced, (j) secured Indebtedness otherwise permitted to be incurred pursuant to Section 4.12 hereof that limits or restricts the right of the debtor to dispose of the assets securing such Indebtedness, (k) provisions with respect to the disposition or distribution of assets or property in joint venture agreements and other similar agreements entered into in the ordinary course of business, (l) rights of first refusal substantially of the type set forth in the Operating Agreement, (m) contractual restrictions in effect on the Issue Date and (n) any encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (b) and (d) through (n) above, provided, that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Board of Managers, no more restrictive with respect to such dividend, if applicable, and other payment restrictions than those contained in the dividend, if applicable, or other payment restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

SECTION 4.09. LIMITATIONS ON INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.

                  Except as provided in the following paragraph, Holdings shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur" and correlatively, an "incurrence" of) any Indebtedness (including Acquired Indebtedness) or issue any shares of Disqualified Stock, and that Holdings shall not permit any of its Restricted Subsidiaries to issue any shares of Preferred Stock.

                  Holdings and its Restricted Subsidiaries may incur the following Indebtedness or issue the following shares of Disqualified Stock:

                  (i) the Company may incur Indebtedness under the Bank Credit Facility; provided that the aggregate principal amount of all Indebtedness outstanding under the Bank Credit Facility after giving effect to each such incurrence, including all Indebtedness incurred to refinance or replace any Indebtedness incurred pursuant to this clause
         (i), does not exceed $430.0 million less (a) the aggregate amount of all permanent principal repayments, optional or mandatory, made from time to time after the date hereof with respect to such Indebtedness (other than repayments made in connection with a refinancing thereof) and (b) permanent reductions in the available term Indebtedness under the Bank Credit Facility resulting from the application of Asset Sales proceeds; provided, further, that the maximum principal amount of Indebtedness that may be outstanding under the Bank Credit Facility pursuant to this clause (i) may be increased pursuant to the incurrence of Indebtedness thereunder for the purposes and subject to the maximum amounts and other limitations set forth in clauses (vii), (viii), (ix) and (xvi) of this paragraph; provided that for any amount of such Indebtedness incurred under this clause (i), the amount of Indebtedness permitted to be incurred under such other clause shall be correspondingly decreased;

                  (ii) Holdings or any of its Restricted Subsidiaries may incur any Existing Indebtedness, including any Permitted Refinancing Indebtedness incurred to refinance or replace any such Indebtedness;

                  (iii) the Issuers may incur Indebtedness represented by the Notes;

                  (iv) the Company may issue the Series A Preferred Interests to Holdings, which shall pledge such interests to the Trustee for the benefit of the Holders, and the Company may issue other shares of Preferred Stock so long as such Preferred Stock is junior to the Series A Preferred Interests, including any Preferred Stock issued in exchange therefor with terms no less favorable to the holders of the Notes than the Series A Preferred Interests;

                  (v) Holdings may issue Holdings Series A Preferred Interests or Holdings Series B Preferred Interests pursuant to the terms of the Operating Agreement as in effect on the date hereof made in consideration of payments under the Keep-Well Agreement or the Bank Completion Guaranty;

                  (vi) Holdings and its Restricted Subsidiaries may incur Indebtedness represented by Capital Lease Obligations incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of Holdings or such Restricted Subsidiary, in an aggregate principal amount, including any Permitted Refinancing Indebtedness incurred to refinance or replace any Indebtedness incurred pursuant to this clause (vi), not to exceed $10.0 million at any time outstanding;

                  (vii) Holdings and its Restricted Subsidiaries may incur Hedging Obligations that are incurred (a) for the purpose of fixing or hedging interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of this Indenture to be outstanding or (b) for the purpose of fixing or hedging currency exchange rate risk with respect to any currency exchange; provided, however, that the notional principal amount of any such Hedging Obligation does not exceed the principal amount of Indebtedness to which such Hedging Obligations relate;

                  (viii) Holdings and the Company may incur the FF&E Financing; provided, however, that (a) the principal amount of such Indebtedness does not exceed the cost (including sales and excise taxes, installation and delivery charges and other direct costs of, and other direct expenses paid or charged in connection with, such purchase) of the FF&E purchased or leased with the proceeds thereof and (b) the aggregate principal amount of such Indebtedness, including any Permitted Refinancing Indebtedness incurred to refinance or replace any Indebtedness incurred pursuant to this clause (viii), does not exceed $80.0 million (including obligations characterized as operating leases or other off-balance sheet financing arrangements) outstanding at any time;

                  (ix) to the extent that such incurrence does not result in incurrence by Holdings or any of its Restricted Subsidiaries of any obligation for the payment of borrowed money of others, Holdings or any of its Restricted Subsidiaries may incur Indebtedness solely in respect of performance bonds, standby letters of credit, bankers' acceptances or completion guarantees, provided, that such Indebtedness was incurred in the ordinary course of business of Holdings or any of its Restricted Subsidiaries and in an aggregate principal amount outstanding under this clause (ix) at any one time of not more than $10.0 million;

                  (x) the incurrence by Holdings or any Restricted Subsidiary of
         (a) at any time prior to the Operating Deadline, additional Indebtedness under clause (i) or (viii) of this paragraph in an aggregate amount not to exceed $40.0 million, plus (b) after a default of the "In Balance" requirements of this Indenture and at any time prior to the Operating Deadline, additional Indebtedness under clause
         (i) or (viii) in an aggregate amount not to exceed $50.0 million

         (provided that Indebtedness incurred pursuant to this clause (x)(b) is matched, dollar for dollar, by additional equity investments by the Principals or any Related Party);

                  (xi) after the Aladdin is Operating, Holdings may incur Indebtedness (including Acquired Indebtedness) or issue shares of Disqualified Stock if (a) the Fixed Charge Coverage Ratio for Holdings' most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued would have been at least 2.25 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if the additional Indebtedness had been incurred or the Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period;

                  (xii) after the Aladdin is Operating, any Restricted Subsidiary of Holdings may incur Indebtedness (including Acquired Indebtedness) if the Fixed Charge Coverage Ratio for such Restricted Subsidiary's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred would have been at least 2.5 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if the additional Indebtedness has been issued at the beginning of such four-quarter period;

                  (xiii) Holdings and its Restricted Subsidiaries may incur Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, substitute or refund Indebtedness that was permitted to be incurred under clauses
         (ii), (v), (vii), (xi), (xii) and (xiii) of this Section 4.09;

                  (xiv) after the Aladdin is Operating, intercompany Indebtedness between or among Holdings and any of its Wholly Owned Restricted Subsidiaries will be permitted; provided, however, that (a) if Holdings is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations with respect to the Notes and (b)(1) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than Holdings or a Wholly Owned Restricted Subsidiary thereof and (2) any sale or other transfer of any such Indebtedness to a Person that is neither Holdings nor a Wholly Owned Restricted Subsidiary thereof shall be deemed, in each case, to constitute an incurrence of such Indebtedness by Holdings or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (xiv);

                  (xv) after the Aladdin is Operating, the guaranty by Holdings or any Restricted Subsidiary of Indebtedness of Holdings or a Restricted Subsidiary that was permitted to be incurred by another provision of this Section 4.09 shall be permitted;

                  (xvi) after the Aladdin is Operating, the Company may incur Indebtedness under any Working Capital Facility in an aggregate amount at any time outstanding not to exceed $20.0 million; and

                  (xvii) Holdings and its Restricted Subsidiaries may incur Indebtedness in an aggregate principal amount outstanding not to exceed $10.0 million.

                  For purposes of determining compliance with this Section 4.09, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness permitted in clauses of the second or third paragraph of this Section 4.09, the Issuers shall, in their sole discretion, classify such item of Indebtedness in any manner that complies with this Section 4.09 and such item of Indebtedness will be treated as having been incurred pursuant to only such clause or clauses. Accrual of interest, the accretion of the accreted value or principal and the payment of interest in the form of additional Indebtedness will not be deemed to be an incurrence of Indebtedness for purposes of this Section 4.09.

                  Holdings shall not incur any Indebtedness that is contractually subordinated in right of payment to any other Indebtedness of Holdings unless such Indebtedness is also contractually subordinated in right of payment to Notes on substantially identical terms; provided, however, that no Indebtedness of Holdings shall be deemed to be contractually subordinated in right of payment to any other Indebtedness of Holdings solely by virtue of being unsecured.

SECTION 4.10.     ASSET SALES

                  Holdings shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale prior to the date the Aladdin is Operating. After the date the Aladdin is Operating, Holdings shall not and shall not permit any of its Restricted Subsidiaries to consummate an Asset Sale, unless (i) no Default or Event of Default exists or is continuing immediately prior to or after giving effect to such Asset Sale, (ii) Holdings or the Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value (evidenced by a resolution of the Board of Managers or the Board of Directors, as the case may be, and set forth in an Officers' Certificate delivered to the Trustee) of the assets sold or otherwise disposed of and (iii) at least 75% of the consideration therefor received by Holdings or such Restricted Subsidiary is in the form of cash or Cash Equivalents; provided, however, that the amount of (a) any liabilities (as shown on Holdings' or such Restricted Subsidiary's most recent balance sheet (or the notes thereto)) of Holdings or such Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms expressly subordinated to the Notes or any guarantee thereof) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases Holdings and such Restricted Subsidiary, as the case may be, from further liability and (b) any securities, notes or other obligations received by Holdings or such Restricted Subsidiary from such transferee that are within 20 days thereof converted by Holdings or such Restricted Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash for purposes of this provision.

                  Within 180 days after the receipt of any Net Proceeds of any Asset Sale, Holdings or such Restricted Subsidiary, as the case may be, may apply such Net Proceeds (i) to the making of a capital expenditure or the acquisition of long-term tangible assets of Holdings or such Restricted Subsidiary used by or useful to Holdings or such Restricted Subsidiary in the line of business in which Holdings or such Restricted Subsidiary is permitted to be engaged pursuant to Section 4.13 hereof; or (ii) following the date on which the Aladdin is Operating, to a repayment of, or permanent reduction of commitments under Indebtedness of any Restricted Subsidiary, including without limitation, amounts available under the Bank Credit Facility. Pending the final application of any such Net Proceeds, Holdings or such Restricted Subsidiary may temporarily reduce revolving credit borrowings or invest in Cash Equivalents. Any Net Proceeds from Asset Sales that are not invested or applied as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10.0 million, Holdings will be required to make an offer to all Holders (an "Asset Sale Offer") to purchase the maximum Accreted Value of Notes that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the Accreted Value thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the


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date of purchase, which date shall be no less than 30 nor more than 60 days after the date of the Asset Sale Offer, in accordance with the procedures set forth in this Indenture; provided, however, that if any Restricted Subsidiary of Holdings receives proceeds from such Asset Sale, such Restricted Subsidiary shall redeem, or make available to the Company such Excess Proceeds so that the Company may redeem, an amount of Series A Preferred Interests sufficient for Holdings to utilize the proceeds from such redemption to make the Asset Sale Offer required by this provision. To the extent that the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, Holdings or the Restricted Subsidiary, as the case may be, may, subject to the provisions of this Indenture use any remaining Excess Proceeds for general corporate purposes. If the aggregate Accreted Value of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased in the manner described under Section 3.02 hereof. Upon completion of any such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

SECTION 4.11. TRANSACTIONS WITH AFFILIATES.

                  Holdings shall not, and shall not permit any of its Restricted Subsidiaries to, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are no less favorable to Holdings or such Restricted Subsidiary than those that would have been obtained in a comparable transaction by Holdings or such Restricted Subsidiary with an unrelated Person and (ii) Holdings delivers to the Trustee (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $1.0 million, an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above, (b) with respect to any Affiliate Transaction or series of Affiliate Transactions involving aggregate consideration in excess of $5.0 million, a resolution of the Management Committee set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved unanimously by the Management Committee and (c) with respect to any Affiliate Transaction involving aggregate consideration in excess of $10.0 million, an opinion as to the fairness to Holders of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing. The foregoing provisions will not apply to any payments, transfers or dispositions pursuant to the following: (i) any employment, indemnification, noncompetition or confidentiality agreement entered into by Holdings or any of its Restricted Subsidiaries in the ordinary course of business on terms customary in the hotel/casino business; (ii) transactions between or among Holdings and any of its Restricted Subsidiaries;
(iii) Restricted Payments permitted by Section 4.07 hereof; (iv) the Noteholder Completion Guaranty; (v) the Keep-Well Agreement; (vi) the Salle Privee Management Agreement; (vii) the Reciprocal Easement Agreement as in effect on the Issue Date; (viii) the Parking Use Agreement as in effect on the Issue Date;
(ix) any amendments, modifications, restatements, renewals, supplements and replacements to the Reciprocal Easement Agreement or the Parking Use Agreement; provided, that the Board of Managers determines in good faith that any such amendment is not materially adverse to the Holders; (x) the Theater Lease; (xi) the payment by Aladdin Bazaar to the Company of up to $14.2 million pursuant to
Section 4.5(a) of the Site Work Agreement, (xii) loans or advances to employees of Holdings or its Restricted Subsidiaries to fund the exercise price of options granted under employment agreements or stock option plans or agreements of Holdings or its Restricted Subsidiaries, in each case, as in effect on the Issue Date, not to exceed $0.5 million outstanding at any one time; and (xiii) the payment of reasonable fees to members of the Board of Managers or the Board of Directors, as the case may be, of Holdings or any of its Restricted Subsidiaries who are not employees of Holdings or any of its Restricted Subsidiaries.

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SECTION 4.12.     LIENS.

                  Holdings shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or suffer to exist any Lien on any asset owned as of the Issue Date or thereafter acquired, or any proceeds, income or profits therefrom, or assign or convey any right to receive income therefrom, unless the Notes are equally and ratably secured (except that Liens securing Indebtedness which is subordinated to the Notes shall not be permitted in any circumstances), except for (a) Liens securing the Notes; (b) Liens securing Indebtedness which is incurred to refinance Indebtedness which has been secured by a Lien permitted under this Indenture and which has been incurred in accordance with the provisions of this Indenture; provided, however, that such Liens do not extend to or cover any property or assets of Holdings or any of its Restricted Subsidiaries not securing the Indebtedness so refinanced; and (c) Permitted Liens.

SECTION 4.13.     LINE OF BUSINESS.

                  For so long as any Notes are outstanding, Holdings shall not, and shall not permit any of its Restricted Subsidiaries to, engage in any business or activity other (i) than the gaming and hotel resort businesses and such business activities as are incidental or related thereto or a reasonable extension, development or expansion thereof or ancillary thereto, including, without limitation, any entertainment, recreation, convention, trade show, meeting, retail or other activity or business designed to promote, market, support, develop, construct or enhance such business and (ii) the management of gaming activities at Mountain Spa. In addition, until the Aladdin is Operating, Holdings shall not, and shall not permit any of its Restricted Subsidiaries to, engage in any business, development or investment activity other than (i) at or in conjunction with the Complex and (ii) the management of gaming activities at Mountain Spa.

SECTION 4.14.     CORPORATE EXISTENCE.

                  Subject to Article 5 hereof, the Issuers shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) their limited-liability company or corporate existence, as applicable, and the corporate, limited-liability company, partnership or other existence of each of their Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Issuers or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Issuers and their Subsidiaries; provided, however, that the Issuers shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of their Subsidiaries, if the Board of Managers in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuers and their Subsidiaries, taken as a whole.

SECTION 4.15.     OFFER TO REPURCHASE UPON CHANGE OF CONTROL.

                  Upon the occurrence of a Change of Control, each Holder will have the right to require the Issuers to purchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at a price in cash equal to 101% of the Accreted Value thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase (the "Change of Control Payment"). Within ten days following any Change of Control, the Issuers will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to purchase Notes on the date specified in such notice, which date shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed (the


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"Change of Control Payment Date"), pursuant to the procedures required by this
Indenture and described in such notice. The Issuers shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws or regulations are applicable in connection with the purchase of the Notes as a result of a Change of Control.

                  On the Change of Control Payment Date, the Issuers shall, to the extent permitted by law, (i) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) deposit with the paying agent an amount equal to the aggregate Change of Control Payment in respect of all Notes or portions thereof so tendered and (iii) deliver, or cause to be delivered, to the Trustee for cancellation the Notes so accepted together with an Officers' Certificate stating that such Notes or portions thereof have been tendered to and purchased by the Issuers. The paying agent will promptly mail to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail to each Holder (or cause to be transferred by book entry) a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided, that each such new Note will be in a principal amount of $1,000 or an integral multiple thereof.

                  The Change of Control provisions described above will be applicable whether or not any other provisions of this Indenture are applicable. Except as described above with respect to a Change of Control, this Indenture does not contain provisions that permit the Holders to require that the Issuers purchase or redeem the Notes in the event of a takeover, recapitalization or similar transaction.

                  The Issuers shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Issuers and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

SECTION 4.16. LIMITATIONS ON ISSUES AND SALES OF CAPITAL STOCK OF WHOLLY OWNED RESTRICTED SUBSIDIARIES.

                  Holdings (i) shall not, and shall not permit any of its Wholly Owned Restricted Subsidiaries to, transfer, convey, sell, lease or otherwise dispose of any Capital Stock of any Wholly Owned Restricted Subsidiary of Holdings (other than the transfer of Common Membership Interests as a result of the exercise of remedies by the Lenders in respect of the pledge of such Common Membership Interests pursuant to the Lenders' security documents) to any Person (other than Holdings or a Wholly Owned Restricted Subsidiary of Holdings), unless (a) such transfer, conveyance, sale, lease or other disposition is of all the Capital Stock of such Wholly Owned Restricted Subsidiary and (b) the cash Net Proceeds from such transfer, conveyance, sale, lease or other disposition are applied in accordance with Section 4.10 hereof and (ii) shall not permit any of its Wholly Owned Restricted Subsidiaries to issue any of its Equity Interests (other than, if necessary, shares of its Capital Stock constituting directors' or managers', as applicable, qualifying shares) to any Person other than to Holdings or a Wholly Owned Restricted Subsidiary of Holdings.

SECTION 4.17.     INSURANCE.

                  Until the Notes have been paid in full, Holdings shall, and shall cause its Restricted Subsidiaries to, maintain insurance with responsible carriers against such risks and in such amounts as is customarily carried by similar businesses with such deductibles, retentions, self insured amounts and coinsurance provisions as are customarily carried by similar businesses of similar size, including,

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without limitation, property and casualty, and shall have provided insurance certificates evidencing such insurance to the Trustee prior to the Issue Date and shall thereafter provide such certificates prior to the anniversary or renewal date of each such policy, which certificate shall expressly state the expiration date for each policy listed.

SECTION 4.18.     LIMITATIONS ON STATUS AS INVESTMENT COMPANY.

                  Neither the Issuers nor their Restricted Subsidiaries shall become subject to registration as an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended), or from otherwise becoming subject to regulation under the Investment Company Act of 1940, as amended.

SECTION 4.19.     GAMING APPROVALS.

                  Holdings shall, and shall cause its Subsidiaries to, use their best efforts to obtain and retain in full force and effect at all times all Gaming Approvals necessary for the operation of the Aladdin and the Music Project.

SECTION 4.20.     CONSTRUCTION.

                  Holdings shall cause the Company to (i) (a) prosecute the construction of the Aladdin with due diligence and continuity, in an expeditious and first-class workmanlike manner, (b) until the Minimum Aladdin Facilities are completed, cause the Aladdin to be constructed, equipped and completed in compliance with the Approved Plans and Specifications in all material respects and (c) until the Minimum Aladdin Facilities are completed, correct or cause to be corrected as soon as possible any material departure or variation from the Approved Plans and Specifications not approved in writing by the Independent Construction Consultant, (ii) provide the expertise necessary to supervise performance of construction of the Aladdin at no cost to the Trustee, (iii) submit monthly requests for disbursements from the Noteholder Construction Disbursement Account and the Bank Construction Disbursement Account at the times and in the amounts necessary so that such amounts, together with all other sources for the funding of the Aladdin, are sufficient to cause the Minimum Aladdin Facilities to be completed by the Operating Deadline and (iv) until the Minimum Aladdin Facilities are completed, maintain the "In Balance" requirements of this Indenture.

SECTION 4.21.     LIMITATION ON USE OF PROCEEDS.

                  Holdings shall (i) contribute on the Issue Date $115.0 million in cash to the Company in exchange for Series A Preferred Interests with an initial liquidation preference of $115.0 million, and shall cause the Company to deposit approximately $37 million of such proceeds in the Note Construction Disbursement Account disbursed only in accordance with the Disbursement Agreement and (ii) cause such amounts to be used to pay the costs incurred in connection with developing, financing, constructing, equipping or opening the Aladdin.

                  In addition, if the Music Project Financing has not been consummated by February 28, 1999, Holdings shall cause the Company to expend up to $8.0 million to remodel the Theater.

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SECTION 4.22.     RESTRICTIONS ON ACTIVITIES OF CAPITAL.

                  Capital may not hold any material assets, become liable for any obligations or engage in any business activities; provided that Capital may be a co-obligor of the Notes pursuant to the terms of this Indenture and may engage in any activities directly related thereto or necessary in connection therewith.

SECTION 4.23.     SERIES A PREFERRED INTERESTS.

                  Holdings shall not permit the Company to amend the provisions of the Series A Preferred Interests in any manner that would be adverse to the Holders of the Notes. In addition, Holdings shall not permit the Company to authorize, create (by way of reclassification or otherwise) or issue any class or series of, or any obligation or security convertible or exchangeable into or evidencing a right to purchase shares of any class of, Capital Stock of the Company ranking senior to or on a parity with the Series A Preferred Interests.

                                   ARTICLE 5.

                                   SUCCESSORS

SECTION 5.01.     MERGER, CONSOLIDATION, OR SALE OF ASSETS.

                  Neither of the Issuers shall and Holdings shall not permit the Company to, consolidate or merge with or into (whether or not such entity is the surviving entity), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions (other than (i) the transfer of the Aladdin Site and other assets of the Company as a result of the exercise of remedies in respect of the Deed of Trust and other Lender security documents, including a foreclosure by the Lenders pursuant to the terms of the Deed of Trust or the acceptance by the Lenders of a transfer in lieu of foreclosure or other exercise of remedies and
(ii) the transfer of the Common Membership Interests as a result of the exercise of remedies by the Lenders in respect of the pledge of such Common Membership Interests pursuant to the Lenders' security documents) to, any Person unless (i) such Issuer or the Company is the surviving Person or the Person formed by or surviving any such consolidation or merger (if other than such Issuer or the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a Person organized or existing under the laws of the United States, any state thereof, or the District of Columbia; (ii) the Person formed by or surviving any such consolidation or merger (if other than such Issuer or the Company) or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made assumes all the obligations of such Issuer (but not the Company), under the Note Registration Rights Agreement, the Notes, this Indenture and the Pledge Agreements in form reasonably satisfactory to the Trustee; (iii) immediately after such transaction no Default or Event of Default exists; (iv) such transaction will not result in the loss or suspension or material impairment of any material Gaming Approval; (v) except in the case of a merger of such Issuer or the Company with or into a Wholly Owned Restricted Subsidiary of such Issuer, such Issuer or any Person formed by or surviving any such consolidation or merger (if other than such Issuer or the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made
(a) will have Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of such Issuer or the Company, as the case may be, immediately preceding the transaction and (b) will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to (A) in the case of a merger of either of the Issuers, the Fixed Charge Coverage

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Ratio test described above in clause (xi) of the second paragraph under Section
4.09 hereof and (B) in the case of a merger of the Company, the Fixed Charge Coverage Ratio test described above in clause (xii) of the second paragraph pursuant to Section 4.09 hereof; and (vi) such transaction would not require any Holder or beneficial owner of Notes (other than any Person acquiring such Issuer or the Company or its assets and any Affiliate thereof) to obtain a gaming license or be qualified or found suitable under the law of any applicable gaming jurisdiction; provided that such Holder or beneficial owner would not have been required to obtain a gaming license or be qualified or found suitable under the laws of any applicable gaming jurisdiction in the absence of such transaction. Notwithstanding the above, neither of the Issuers may consolidate or merge into the other prior to and in connection with a Qualified Public Offering.

SECTION 5.02.     SUCCESSOR CORPORATION SUBSTITUTED.

                  Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Issuers in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into or with which the Issuers are merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Issuers" shall refer instead to the successor corporation and not to the Issuers), and may exercise every right and power of the Issuers under this Indenture with the same effect as if such successor Person had been named as the Issuers herein; provided, however, that the predecessor Issuers shall not be relieved from the obligation to pay the Accreted Value of and interest on the Notes except in the case of a sale of all of the Issuers' assets that meets the requirements of
Section 5.01 hereof.

                                   ARTICLE 6.

                              DEFAULTS AND REMEDIES

SECTION 6.01.     EVENTS OF DEFAULT.

                  An "Event of Default" occurs if:

                  (a) the Issuers default for 30 days or more in the payment when due of interest on, or Liquidated Damages, if any, with respect to, the Notes;

                  (b) the Issuers default in payment when due of the Accreted Value of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise;

                  (c) the Issuers fail to comply with any of the provisions of Sections 4.07, 4.09, 4.10, 4.15, 4.21, 4.22 or 5.01 hereof;

                  (d) the Issuers fail for 30 days after written notice by the Trustee or the Holders of at least 25% in aggregate Accreted Value of the Notes then outstanding voting as a single class to comply with any of their other agreements in this Indenture or the Notes;

                  (e) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Holdings or any of its Restricted Subsidiaries (or the payment of which is guaranteed by Holdings or any of its Restricted Subsidiaries), whether such Indebtedness now exists or is created after the Issue Date,

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which default (a) is caused by a failure to pay when due principal of or premium, if any, or interest on such Indebtedness (other than the Bank Credit Facility) prior to the later of (1) 60 days after such default and (2) the expiration of the grace period provided in such Indebtedness (a "Payment Default") which Payment Default, together with all other Payment Defaults, exceeds $1.0 million or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $15.0 million or more;

                  (f) Holdings or any of its Restricted Subsidiaries fail to pay final judgments aggregating in excess of $10.0 million, which judgments remain unpaid, undischarged and unstayed for a period of more than 60 days;

                  (g) Holdings or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law:

                           (i) commences a voluntary case,

                           (ii) consents to the entry of an order for relief against it in an involuntary case,

                           (iii) consents to the appointment of a trustee in bankruptcy of it or for all or substantially all of its property,

                           (iv) makes a general assignment for the benefit of its creditors,

                           (v) generally is not able to pay its debts as they become due;

                           (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (i) is for relief against Holdings or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case;

                           (ii) appoints trustee in bankruptcy of Holdings or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary or for all or substantially all of the property of Holdings or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary; or

                           (iii) orders the liquidation of Holdings or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary;

                           and the order or decree remains unstayed and in effect for 60 consecutive days;

                  (i) a default occurs by each of the Trust, London Clubs and Bazaar Holdings in the performance of their material obligations set forth in the Keep-Well Agreement, which default remains uncured for 180 days, or a default occurs by AHL, London Clubs and Bazaar Holdings in the performance of their material obligations set forth in the Noteholder Completion Guaranty or there is a repudiation by each of them of their respective obligations under the Keep-Well Agreement, which has not been ratified and reaffirmed within 180 days, or the Noteholder Completion Guaranty;

                  (j) Holdings breaches any material representation or warranty set forth in either of the Pledge Agreements or a default occurs by Holdings in the performance of any material covenant set forth in either of such agreements or there is repudiation by Holdings of its obligations under either of such agreements or the unenforceability of either of such agreements against Holdings for any reason;

                  (k) a termination occurs of the Bank Credit Facility (other than pursuant to a refinancing thereof in accordance with its terms and with the terms of clause (i) under the second paragraph under Section 4.09 hereof) or there is a repudiation of the Lenders obligations thereunder, including without limitation, the withdrawal of the proceeds of the Term B Loans and Term C Loans from the Bank Construction Disbursement Account, in each case prior to the date the Aladdin is Operating (except for disbursements in accordance with the Disbursement Agreement);

                  (l) (i) the Desert Passage fails to be Operating on or prior to 90 days after the date the Aladdin becomes Operating and (ii) at any time thereafter and prior to the date on which the Desert Passage becomes Operating, the Company's Fixed Charge Coverage Ratio for its most recently ended four full fiscal quarters (or such lesser number of quarters as have ended after the Aladdin became Operating) for which internal financial statements are available is not at least 1.75 to 1.0;

                  (m) after the Aladdin becomes Operating, there is a revocation, termination, suspension or other cessation of effectiveness of any Gaming Approval, which results in the cessation or suspension of gaming operations at the Aladdin for a period of more than 90 days;

                  (n) the Aladdin fails to be Operating by the Operating
Deadline;

                  (o) there is a transfer of the Aladdin Site as a result of the exercise of remedies in respect of the Deed of Trust, including a foreclosure by the Lenders pursuant to the terms of the Deed of Trust or the acceptance by the Lenders of a deed in lieu of foreclosure; and

                  (p) there is a transfer of the Common Membership Interests as a result of the exercise of remedies by the Lenders in respect of the pledge of such Common Membership Interests pursuant to the Lender's security documents.

SECTION 6.02.     ACCELERATION.

                  If any Event of Default (other than an Event of Default specified in clause (g) or (h) of Section 6.01 hereof with respect to either of the Issuers, any Significant Subsidiary of either of the Issuers or any group of Significant Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary) occurs and is continuing, the Trustee (upon receipt of actual knowledge thereof) or the Holders of at least 25% in Accreted Value of the then outstanding Notes may declare the Accreted Value of Notes (together with all amounts outstanding thereunder) to be due and payable immediately. Upon any such declaration, the Accreted Value of the Notes shall become due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (g) or (h) of Section 6.01 hereof occurs with respect to either of the Issuers, any Significant Subsidiary of the Issuers or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, all outstanding Notes shall be due and payable immediately without further action or notice. The Holders of a majority in aggregate

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Accreted Value of the then outstanding Notes by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

                  If an Event of Default occurs on or after March 1, 2006 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Issuers with the intention of avoiding payment of the premium that the Issuers would have had to pay if the Issuers then had elected to redeem the Notes pursuant to Section 3.07 hereof, then, upon acceleration of the Notes, an equivalent premium shall also become and be immediately due and payable, to the extent permitted by law, anything in this Indenture or in the Notes to the contrary notwithstanding.

SECTION 6.03.     OTHER REMEDIES.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes, this Indenture or, subject to the provisions thereof, the Pledge Agreements and the Noteholder Completion Guaranty.

                  The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04.     WAIVER OF PAST DEFAULTS.

                  Holders of not less than a majority in aggregate Accreted Value of the then outstanding Notes by notice to the Trustee may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium and Liquidated Damages, if any, or interest on, the Notes held by a non-consenting Holder (including in connection with an offer to purchase) (provided, however, that the Holders of a majority in Accreted Value of the then outstanding Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05.     CONTROL BY MAJORITY.

                  Holders of a majority of the aggregate Accreted Value of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability.

SECTION 6.06.     LIMITATION ON SUITS.

                  A Holder of a Note may pursue a remedy with respect to this Indenture, the Pledge Agreements or the Notes only if:

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                  (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default;

                  (b) the Holders of at least 25% in Accreted Value of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

                  (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                  (e) during such 60-day period the Holders of a majority in Accreted Value of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

                  A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

SECTION 6.07.     RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT.

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium and Liquidated Damages, if any, and interest on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08.     COLLECTION SUIT BY TRUSTEE.

                  If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuers for the whole amount of principal of, premium and Liquidated Damages, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09.     TRUSTEE MAY FILE PROOFS OF CLAIM.

                  The Trustee is authorized to file such proofs of claim and other papers or documents and take such actions (including sitting on a committee of creditors) as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Issuers (or any other obligor upon the Notes), their creditors or their property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any


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such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10.     PRIORITIES.

                  If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                  First: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

                  Second: to Holders of Notes for amounts due and unpaid on the Notes for Accreted Value, premium and Liquidated Damages, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for Accreted Value, premium and Liquidated Damages, if any and interest, respectively; and

                  Third: to the Issuers or to such party as a court of competent jurisdiction shall direct.

                  The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

SECTION 6.11.     UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in Accreted Value of the then outstanding Notes.

                                   ARTICLE 7.

                                     TRUSTEE

SECTION 7.01.     DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

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         (b) Except during the continuance of an Event of Default:

                  (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.04 or 6.05 hereof.

                  (iv) the Trustee shall not be charged with notice or knowledge of any event or matter (including the occurrence of a default or event of default) the occurrence of which would require it to take action or omit to take action hereunder unless such event or matter is actually known to a Responsible Officer of the Trustee or unless written notice thereof (making reference to this Indenture or the Notes) has been received by the Trustee at its Corporate Trust Office.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), and (c) of this Section.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         (g) Unless otherwise expressly provided, the Trustee shall not have any responsibility for the contents of reports referred to in Section 4.03.

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SECTION 7.02.     RIGHTS OF TRUSTEE.

         (a) The Trustee may conclusively rely upon any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care and without negligence or wilful misconduct.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture; provided that the Trustee's conduct does not constitute wilful misconduct, negligence or bad faith.

         (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Issuers shall be sufficient if signed by an Officer of the Issuers.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

SECTION 7.03.     INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuers or any Affiliate of the Issuers with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

SECTION 7.04.     TRUSTEE'S DISCLAIMER.

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuers' use of the proceeds from the Notes or any money paid to the Issuers or upon the Issuers' direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

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SECTION 7.05.     NOTICE OF DEFAULTS.

                  If a Default or Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

SECTION 7.06.     REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.

                  Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

                  A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Issuers and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA ss. 313(d). The Issuers shall promptly notify the Trustee if the Notes are listed on any stock exchange.

SECTION 7.07.     COMPENSATION AND INDEMNITY.

                  The Issuers shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                  The Issuers shall indemnify the Trustee, its officers, directors, employees and agents against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Issuers (including this Section 7.07) and defending itself against any claim (whether asserted by the Issuers or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Issuers promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuers shall not relieve the Issuers of their obligations hereunder, except to the extent the Issuers are prejudiced by such failure. The Issuers shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Issuers shall pay the reasonable fees and expenses of such counsel. The Issuers need not pay for any settlement made without their consent, which consent shall not be unreasonably withheld. The Issuers need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

                  The obligations of the Issuers under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

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

                  To secure the Issuers' payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(g) or (h) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

                  The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

SECTION 7.08.     REPLACEMENT OF TRUSTEE.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

                  The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Issuers. The Holders of Notes of a majority in Accreted Value of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Issuers in writing. The Issuers may remove the Trustee if:

         (a)      the Trustee fails to comply with Section 7.10 hereof;

         (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

         (c) a Custodian or public officer takes charge of the Trustee or its property; or

         (d)      the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuers shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in Accreted Value of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers, or the Holders of Notes of at least 10% in Accreted Value of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with
Section 7.10, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this

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Indenture. The successor Trustee shall mail a notice of its succession to
Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section
7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Issuers' obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.09.     SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10.     ELIGIBILITY; DISQUALIFICATION.

                  There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

SECTION 7.11.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUERS.

                  The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                   ARTICLE 8.

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.01.     OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

                  The Issuers may, at the option of their Board of Managers or Board of Directors, as the case may be, evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Sections 8.02 or
8.03 hereof be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article Eight.

SECTION 8.02.     LEGAL DEFEASANCE AND DISCHARGE.

                  Upon the Issuers' exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Issuers shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from their obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Issuers shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all their other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging

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the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section
8.04 hereof, and as more fully set forth in such Section, payments in respect of the Accreted Value of, premium and Liquidated Damages, if any, and interest on such Notes when such payments are due, (b) the Issuers' obligations with respect to such Notes under Article 2 and Section 4.02 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Issuers' obligations in connection therewith and (d) this Article Eight. Subject to compliance with this Article Eight, the Issuers may exercise their option under this Section 8.02 notwithstanding the prior exercise of their option under
Section 8.03 hereof.

SECTION 8.03.     COVENANT DEFEASANCE.

                  Upon the Issuers' exercise under Section 8.01 hereof of the option applicable to this Section 8.03, the Issuers shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from their obligations under the covenants contained in Sections 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.15, 4.16, 4.17, 4.18, 4.19, 4.20, 4.21, 4.22,
4.23 and 5.01 hereof with respect to the outstanding Notes on and after the date the conditions set forth in Section 8.04 are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, the Issuers may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Issuers' exercise under
Section 8.01 hereof of the option applicable to this Section 8.03 hereof, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, Sections 6.01(c) through 6.01(f) hereof shall not constitute Events of Default.

SECTION 8.04.     CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

                  The following shall be the conditions to the application of either Sections 8.02 or 8.03 hereof to the outstanding Notes:

                  In order to exercise either Legal Defeasance or Covenant
Defeasance:

                  (a) the Issuers must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the Accreted Value of, premium, Liquidated Damages, if any, and interest on the outstanding Notes on the stated maturity date or on the applicable redemption date, as the case may be, and must specify whether the Notes are being defeased to maturity or to a particular redemption date;

                  (b) in the case of an election under 8.02 hereof, the Issuers shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Issuers have received from, or there has been published by, the United States Internal Revenue Service a ruling or (B) since the Issue Date, there has been a change in the applicable U.S.


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

federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel in the United States shall confirm that the Holders of the outstanding Notes shall not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (c) in the case of an election under 8.03 hereof, the Issuers shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes shall not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to such tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Section 6.1(g) or 6.1(h) hereof is concerned, at any time in the period ending on the 91st day after the date of deposit;

                  (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Issuers or any of their Subsidiaries is a party or by which the Issuers or any of their Subsidiaries is bound;

                  (f) after the passage of 91 days following the deposit (or, with respect to any deposit transferred for the benefit of any person who may be deemed to be an "insider" of the Issuers under 11 U.S.C. ss. 101(31), after the passage of one year following such transfer), such deposit will not be subject to avoidance under 11 U.S.C. ss. 547 if the Issuers were subsequently to become the subject of a case under title 11 of the United States Bankruptcy Code;

                  (g) the Issuers shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Issuers with the intent of defeating, hindering, delaying or defrauding any creditors of the Issuers or others; and

                  (h) the Issuers shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel (which opinion may be subject to customary exclusions, qualifications and assumptions) in the United States each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

SECTION 8.05. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

                  Subject to Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuers acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

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                  The Issuers shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of or required to be deducted or paid on behalf of the Holders of the outstanding Notes.

                  Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuers from time to time upon the request of the Issuers any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 8.06.     REPAYMENT TO ISSUERS.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Issuers, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Issuers on their request or (if then held by the Issuers) shall be discharged from such trust; and the Holder of such Note shall thereafter, as a secured creditor, look only to the Issuers for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of Issuers as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense and option of the Issuers cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Issuers.

SECTION 8.07.     REINSTATEMENT.

                  If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Sections
8.02 or 8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuers' obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Sections 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Sections
8.02 or 8.03 hereof, as the case may be; provided, however, that, if the Issuers make any payment of principal of, premium, if any, or interest on any Note following the reinstatement of its obligations, the Issuers shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9.

                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.01.     WITHOUT CONSENT OF HOLDERS OF NOTES.

                  Notwithstanding Section 9.02 of this Indenture, the Issuers and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder of a Note:

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         (a)      to cure any ambiguity, defect or inconsistency;

         (b) to provide for uncertificated Notes in addition to or in place of certificated Notes or to alter the provisions of Article 2 hereof (including the related definitions) in a manner that does not materially adversely affect any Holder;

         (c) to provide for the assumption of the Issuers' obligations to the Holders of the Notes by a successor to the Issuers pursuant to Article 5 hereof;

         (d) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights hereunder of any Holder of the Note; or

         (e) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA;

                  Upon the request of the Issuers accompanied by a resolution of their Board of Managers or Board of Directors, as the case may be, authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of any documents described in Section 7.02 hereof and requested pursuant thereto, the Trustee shall join with the Issuers in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.02.     WITH CONSENT OF HOLDERS OF NOTES.

                  Except as provided below in this Section 9.02, the Issuers and the Trustee may amend or supplement this Indenture (including Sections 3.10, 4.10 and 4.15 hereof) and the Notes may be amended or supplemented with the consent of the Holders of at least a majority in Accreted Value of the Notes then outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the Accreted Value of, premium and Liquidated Damages, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in Accreted Value of the then outstanding Notes voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes). Section 2.08 hereof shall determine which Notes are considered to be "outstanding" for purposes of this Section 9.02.

                  Upon the request of the Issuers accompanied by a resolution of their Board of Managers or Board of Directors, as applicable, authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of any documents described in Section 7.02 hereof and required pursuant thereto, the Trustee shall join with the Issuers in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

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                  It shall not be necessary for the consent of the Holders of
Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section becomes effective, the Issuers shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate Accreted Value of the Notes then outstanding voting as a single class may waive compliance in a particular instance by the Issuers with any provision of this Indenture or the Notes. However, without the consent of each Holder affected, an amendment or waiver under this Section 9.02 may not (with respect to any Notes held by a non-consenting Holder):

         (a) reduce the Accreted Value of Notes whose Holders must consent to an amendment, supplement or waiver;

         (b) reduce the Accreted Value of or change the fixed maturity of any Note or alter or waive any of the provisions with respect to the redemption of the Notes except as provided above with respect to Sections 3.10, 4.10 and 4.15 hereof or amend or modify the calculation of the Accreted Value so as to reduce the amount of the Accreted Value of the Notes;

         (c) reduce the rate of or change the time for payment of interest, including default interest, on any Note;

         (d) waive a Default or Event of Default in the payment of Accreted Value of, premium and Liquidated Damages, if any, or interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate Accreted Value of the then outstanding Notes and a waiver of the payment default that resulted from such acceleration);

         (e) make any Note payable in money other than that stated in the Notes;

         (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of Accreted Value of or premium and Liquidated Damages, if any, or interest on the Notes;

         (g) waive a redemption payment with respect to any Note (except a payment required by Sections 4.10 and 4.15 hereof; or

         (h) make any change in Sections 6.04 or 6.07 hereof or in the foregoing amendment and waiver provisions.

SECTION 9.03.     COMPLIANCE WITH TRUST INDENTURE ACT.

                  Every amendment or supplement to this Indenture or the Notes shall be set forth in a amended or supplemental Indenture that complies with the TIA as then in effect.

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SECTION 9.04.     REVOCATION AND EFFECT OF CONSENTS.

                  Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

SECTION 9.05.     NOTATION ON OR EXCHANGE OF NOTES.

                  The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Issuers in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver.

                  Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06.     TRUSTEE TO SIGN AMENDMENTS, ETC.

                  The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article Nine if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Issuers may not sign an amendment or supplemental Indenture until their Board of Managers or Board of Directors, as the case may be, approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01 hereof) shall be fully protected in relying upon, in addition to the documents required by Section 13.04 hereof, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                   ARTICLE 10.

                             COLLATERAL AND SECURITY

SECTION 10.01.    PLEDGE AGREEMENTS.

                  The due and punctual payment of the Accreted Value of, premium and interest and Liquidated Damages, if any, on the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on any overdue Accreted Value of, premium and interest and Liquidated Damages, if any (to the extent permitted by law), on the Notes and performance of all other obligations of the Issuers to the Holders or the Trustee under this Indenture and the Notes, according to the terms hereunder or thereunder, shall be secured as provided in the Pledge Agreements which Holdings has entered into simultaneously with the execution of this Indenture. Each Holder of Notes, by its acceptance thereof, consents and agrees to the terms of the Pledge Agreements (including, without limitation, the provisions providing for foreclosure) as the same may be in effect or may be amended from time to time in accordance with their terms and authorizes and directs the Trustee or the Disbursement Agent, as the case may be, to enter into the Pledge Agreements and to perform their respective obligations and exercise their respective rights thereunder in accordance therewith.

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SECTION 10.02.    AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE UNDER THE
                  PLEDGE AGREEMENTS.

                  The Trustee is authorized to receive any funds for the benefit of the Holders of Notes distributed under the Pledge Agreements, and to make further distributions of such funds to the Holders of Notes according to the provisions of this Indenture.

SECTION 10.03.    TERMINATION OF SECURITY INTEREST.

                  Upon the payment in full of all Obligations of the Issuers under this Indenture and the Notes, or upon Legal Defeasance, the Trustee shall, at the request of the Issuers, deliver a certificate to the Disbursement Agent stating that such Obligations have been paid in full, and release and instruct the Disbursement Agent to release the Liens pursuant to this Indenture and the Pledge Agreements.

                                   ARTICLE 11.

                           JOINT AND SEVERAL LIABILITY

SECTION 11.01.    JOINT AND SEVERAL LIABILITY.

         (a) Notwithstanding any contrary provision contained in this Indenture or the Notes, the representations, warranties, covenants, agreements and obligations of the Issuers, and either of them, contained in the Indenture and the Notes shall be deemed joint and several. Any waiver including, without limitation, any suretyship waiver, made by either Issuer in this Indenture or the Notes shall be deemed to be made also by the other Issuer and references in any such waiver to either Issuer shall be deemed to include the other Issuer and each of them.

         (b) Notwithstanding any contrary provision contained in this Indenture or the Notes, this Indenture and the Notes shall be deemed to include, without limitation, the following waivers:

                  Until all obligations of the Issuers to the Holders under or in respect of the Notes are paid in full and discharged, each of the Issuers hereby waives and relinquishes all rights and remedies accorded by applicable law specifically to sureties or guarantors with respect to the joint and several liabilities of the Issuers hereunder and agrees not to assert or take advantage of any such rights or remedies, including, without limitation, (a) any right to require the Trustee or any of the Holders (each a "Benefited Party") to proceed against either of the Issuers or any other Person or to proceed against or exhaust any security held by a Benefited Party at any time or to pursue any other remedy in the power of a Benefited Party before proceeding against such Issuer or other Person, (b) any defense based upon an election of remedies by a Benefited Party, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of either Issuer, the right of either Issuer to proceed against the other Issuer or any other Person for reimbursement, or both,
(c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, (d) any duty on the part of a Benefited Party to disclose to either Issuer any facts a Benefited Party may now or hereafter know about either of the Issuers or any other Person, regardless of whether a Benefited Party has reason to believe that any such facts materially increase the risk beyond that which such Issuer intends to assume, or has reason to believe that such facts are unknown to such Issuer, or has a reasonable opportunity to communicate such facts to the either Issuer, because each Issuer acknowledges that each Issuer is fully responsible for being and keeping informed of the financial condition of each of the Issuers or any other Person and of all circumstances bearing on the risk of non-

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payment of any Note Obligations, (e) any defense based upon any borrowing or grant of a security interest by the other Issuer under Section 364 of the Bankruptcy Law and (f) any claim or other rights which it may now or hereafter acquire against the other Issuer or any other Person that arises from the existence of performance of each Issuer of its obligations under this Indenture or the Notes, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy by a Benefited Party against the other Issuer or any collateral which a Benefited Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from either of the Issuers or any other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. No failure or delay on the Trustee's part in exercising any power, right or privilege under this Indenture shall impair or waive one such power, right or privilege. Each of the Issuers acknowledges and agrees that any nonrecourse or exculpation provided for in this Indenture or the Notes, or any other provision of this Indenture or the Notes, limiting the Benefited Parties' recourse to specific collateral, or limiting the Benefited Parties' right to enforce a deficiency judgment against the Issuers, shall have absolutely no application to the Issuers' liability under this Indenture or the Notes.

         (c) In the event of any inconsistency between the provisions of this
Section 11 and the corresponding provisions of this Indenture or the Notes, the provisions of this Indenture shall govern.

                                   ARTICLE 12.

       INTERCREDITOR AGREEMENT WITH LENDERS UNDER THE BANK CREDIT FACILITY

SECTION 12.01.    NON-PETITION COVENANT.

                  Each Holder, by accepting the Note or Notes issued to it, covenants and agrees that, prior to the payment in full in cash of all outstanding amounts under the Bank Credit Facility, neither it nor the Trustee shall (a) institute against, or join any other Person in instituting against, the Company any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation case under the laws of the United States or any state of the United States or (b) in any voluntary or involuntary bankruptcy case of the Company, seek a substantive consolidation of the estate of the Company with the estates of Holdings and/or Capital.

                  Notwithstanding the preceding paragraph, each Holder shall be entitled in any such consolidated case arising without violation of the preceding paragraph by such Holder or by Holders of at least 25% of the Accreted Value of the then outstanding Notes, to exercise all rights available to such Holder, as creditors or otherwise, and the Lenders under the Bank Credit Facility, and any agent on their behalf, by accepting the benefits of this
Article 12 agree that they shall be prohibited from contesting any action of the Holders in any such case which is not in violation of this Article 12 and from seeking an equitable subordination of the Holders' claims.

                  The foregoing restrictions shall not restrict or limit in any manner the exercise of any rights and remedies the Holders or the Trustee may have against Holdings whether or not the estate of Holdings is substantively consolidated with the estate of the Company in a bankruptcy case.

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SECTION 12.02.    SUBORDINATION UPON SUBSTANTIVE CONSOLIDATION.

                  Notwithstanding Section 12.01 hereof (and without limitation of any other rights or remedies of any holder of Senior Debt), upon any substantive consolidation of the estate of the Company with the estates of Holdings and/or Capital in any bankruptcy, reorganization, insolvency, receivership or similar case relating to the Company or its property, the Company agrees, and each Holder by accepting a Note agrees, that the Indebtedness evidenced by the Notes and all Obligations with respect thereto, including recission claims, are subordinated in right of payment, to the extent and in the manner provided in this Article 12, to the prior payment in full in cash of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt. In the event of any such substantive consolidation of the estate of the Company with the estates of Holdings and/or
Capital:

                  (1) holders of Senior Debt shall be entitled to receive payment in full in cash of all Obligations due in respect of such Senior Debt (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt) before Holders of the Notes shall be entitled to receive any payment with respect to the Notes or any Obligations with respect thereto, including recission claims (except that Holders may receive (i) Permitted Junior Securities and (ii) payments and other distributions made from any defeasance trust created pursuant to Section 8.01 hereof);

                  (2) until all Obligations with respect to Senior Debt (as provided in subsection (1) above) are paid in full in cash, any distribution to which Holders would be entitled but for this Article 12 shall be made to holders of Senior Debt (except that Holders of Notes may receive (i) Permitted Junior Securities and (ii) payments and other distributions made from any defeasance trust created pursuant to Section 8.01 hereof), as their interests may appear.

SECTION 12.03.    WHEN DISTRIBUTION MUST BE PAID OVER.

                  In the event that the Trustee or any Holder receives any payment of any Obligations with respect to the Notes, including recission claims, at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment is prohibited by Section 12.02 hereof, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Debt as their interests may appear or the Credit Agent under the Bank Credit Facility or other agreement (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution in cash to or for the holders of Senior Debt.

                  With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 12, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article 12, except if such payment is made as a result of the willful misconduct or negligence of the Trustee.

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SECTION 12.04.    NOTICE BY ISSUERS.

                  The Issuers shall promptly (and the Credit Agent or other representative of the Senior Debt may) notify the Trustee and the Paying Agent of any facts known to the Issuers (or known to the Credit Agent or other representative of the Senior Debt), as applicable, that would cause a payment of any Obligations with respect to the Notes to violate this Article 12, but failure to give such notice shall not affect the subordination of the Notes to the Senior Debt as provided in this Article 12.

SECTION 12.05.    SUBROGATION.

                  After all Senior Debt is paid in full in cash and until the Notes are paid in full, the Holders shall be subrogated (equally and ratably with all other Indebtedness of the substantively consolidated entity pari passu with the Notes) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Debt. A distribution made under this Article 12 to holders of Senior Debt that otherwise would have been made to Holders of Notes is not, as between the Issuers and Holders, a payment by the Issuers on the Notes.

SECTION 12.06.    RELATIVE RIGHTS.

                  This Article 12 defines the relative rights of Holders and holders of Senior Debt. Nothing in this Indenture shall:

                  (1) impair, as between the Issuers and the Holders, the obligation of the Issuers, which is absolute and unconditional, to pay Accreted Value of and interest on the Notes in accordance with their terms;

                  (2) affect the relative rights of the Holders and creditors of the Issuers other than their rights in relation to holders of Senior Debt; or

                  (3) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to Holders of Notes.

                  If the Issuers fail because of this Article 12 to pay the Accreted Value of or interest on a Note on the due date, such failure is still a Default or Event of Default.

SECTION 12.07.    SUBORDINATION MAY NOT BE IMPAIRED.

                  No right of any holder of Senior Debt to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Issuers or any Holder or any act by any holder of such Senior Debt taken in good faith and not in violation of the provisions of this Indenture or by the failure of the Issuers or any Holder to comply with this Indenture.

                  Except as set forth in Section 10.22 of the Bank Credit Facility, the holders of Senior Debt may extend, renew, modify or amend the terms of the Senior Debt or any security therefor and release, sell or exchange such security and otherwise deal freely with the Issuers, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders. The subordination provisions of this Article 12 are solely for the benefit of the holders from time to time of Senior Debt and may not be rescinded, canceled, amended or modified in any way other than any amendment or modification that


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would not adversely affect the rights of any holder of Senior Debt or any amendment or modification that is consented to by each holder of Senior Debt that would be adversely affected thereby. The subordination provisions of this
Article 12 shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Senior Debt is, pursuant to applicable law, avoided, recovered or rescinded or must otherwise be restored or returned by any holder of Senior Debt, whether as a "voidable preference," "fraudulent conveyance," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made.

 SECTION 12.08.   DISTRIBUTION OR NOTICE TO CREDIT AGENT.

                  Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to the Credit Agent.

                  Upon any payment or distribution of assets of the Issuers or any substantively consolidated entity referred to in this Article 12, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Credit Agent or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of the Issuers, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 12.

SECTION 12.09.    RIGHTS OF TRUSTEE AND PAYING AGENT.

                  Notwithstanding the provisions of this Article 12 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Notes to violate this Article 12. Only the Issuers or the Credit Agent may give the notice. Nothing in this Article 12 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof.

                  The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 12.10.    AUTHORIZATION TO EFFECT SUBORDINATION.

                  Each Holder of Notes, by the Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 12, and appoints the Trustee to act as such Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, the Credit Agent (or other representative of the Senior
Debt) is hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

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SECTION 12.11.    REQUIREMENT OF CERTAIN PROVISION IN SENIOR DEBT.

                  Notwithstanding any other provision of Article 12 hereof, the provisions of this Article 12 shall apply only for the benefit of Senior Debt which contains a provision that is substantially similar to Section 10.22 of the Bank Credit Facility.

                                   ARTICLE 13.

                                  MISCELLANEOUS

SECTION 13.01.    TRUST INDENTURE ACT CONTROLS.

                  If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss. 318(c), the imposed duties shall control.

SECTION 13.02.    NOTICES.

                  Any notice or communication by the Issuers or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address as follows:

                  If to the Issuers:

                  Aladdin Gaming Holdings, LLC
                  Aladdin Capital Corp.
                  c/o: Aladdin Gaming, LLC
                  3667 Las Vegas Boulevard South
                  Las Vegas, Nevada 89109
                  Telecopier No.:  (702) 736-7107
                  Attention:  Chief Executive Officer

                  With a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP & Affiliates 919 Third Avenue

                  New York, New York 10022
                  Telecopier No. (212) 735-3000
                  Attention:  Wallace L. Schwartz, Esq.

                  If to the Trustee:

                  State Street Bank and Trust Company
                  Two International Place
                  Boston, Massachusetts 02110
                  Telecopier No.: (617) 664-5371
                  Attention:  Corporate Trust Department

                  The Issuers or the Trustee, by notice to the others, may designate additional or different addresses for subsequent notices or communications.

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                  All notices and communications (other than those sent to
Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

                  If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

                  If the Issuers mail a notice or communication to Holders, they shall mail a copy to the Trustee and each Agent at the same time.

SECTION 13.03.    COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF NOTES.

                  Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Issuers, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

SECTION 13.04.    CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  Upon any request or application by the Issuers to the Trustee to take any action under this Indenture, the Issuers shall furnish to the
Trustee:

         (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 13.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

         (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 13.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 13.05.    STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

         (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

         (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 13.06.    RULES BY TRUSTEE AND AGENTS.

                  The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 13.07. NO PERSONAL LIABILITY OF DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, INCORPORATORS OR MEMBERS.

                  No director, manager, officer, employee, incorporator or member of the Issuers shall have any liability for any obligations of the Issuers under the Notes or this Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

SECTION 13.08.    GOVERNING LAW.

                  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE NOTES WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.

SECTION 13.09.    NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

                  This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Issuers or their Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.10.    SUCCESSORS.

                  All agreements of the Issuers in this Indenture and the Notes shall bind their successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 13.11.    SEVERABILITY.

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 13.12.    COUNTERPART ORIGINALS.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 13.13.    TABLE OF CONTENTS, HEADINGS, ETC.

                  The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 13.14.    CONTINGENT GUARANTY

                  Notwithstanding any other provision of this Indenture, the Company shall not be prevented from entering into a Contingent Guaranty of Performance and Completion substantially in the form of Exhibit E hereto.

SECTION 13.15.    TRUSTEE'S EXECUTION OF OTHER AGREEMENTS

                  On the Issue Date, the Trustee shall execute and deliver the Disbursement Agreement and the Engagement Letter with Rider Hunt (NV) LLC.

Dated as of February 26, 1998                    ALADDIN GAMING HOLDINGS, LLC



                                                 By: /s/ Richard Goeglein
                                                    -------------------------
                                                 Name:  Richard Goeglein
                                                 Title: Chief Executive Officer/
                                                        President

Dated as of February 26, 1998                    ALADDIN CAPITAL CORP.



                                                 By: /s/ Richard Goeglein
                                                    -------------------------
                                                 Name:  Richard Goeglein
                                                 Title: Chief Executive Officer/
                                                        President

Dated as of February 26, 1998                    STATE STREET BANK AND TRUST
COMPANY, as Trustee

                                                 By: /s/ Ruth A. Smith
                                                    -------------------------
                                                 Name:  Ruth A. Smith
                                                 Title: Vice President

                                   EXHIBIT A-1

                                 (Face of Note)

FOR THE PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY, THE ISSUE PRICE IS $519.40, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $480.60, THE ISSUE DATE IS FEBRUARY 26, 1998 AND THE YIELD TO MATURITY IS 15.06 % PER ANNUM.

          13 1/2% [Series A] [Series B] Senior Discount Notes due 2010

No. ____

Cusip No. ____                                                           $ ___

                        ALADDIN GAMING HOLDINGS, LLC AND
                              ALADDIN CAPITAL CORP.

promises to pay to

or registered assigns,

the principal sum of

Dollars on March 1, 2010

Interest Payment Dates: March 1 and September 1

Record Dates: February 15 and August 15

                             Dated: __________, ____

                             ALADDIN GAMING HOLDINGS, LLC

                             By:
                                ----------------------
                                Name:
                                Title:

                             ALADDIN CAPITAL CORP.

                             By:
                                -----------------------
                                Name:
                                Title:

This is one of the [Global] Notes
referred to in the within-mentioned Indenture:

STATE STREET BANK AND TRUST COMPANY,
as Trustee

By:_____________________________________

                                     A-1-1

                                 (Back of Note)

          13 1/2% [Series A] [Series B] Senior Discount Notes due 2010

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture

     THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS.]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1),
     (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR"), (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUERS OR ANY AFFILIATE OF THE ISSUERS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE ISSUERS, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO

                                     A-1-2

     ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.]

     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. INTEREST. Aladdin Gaming Holdings, LLC, a Nevada limited-liability company ("Holdings"), and Aladdin Capital Corp., a Nevada corporation ("Capital" and, together with Holdings, the "Issuers"), promise to pay interest on the Accreted Value of this Note at the rate and times and in the manner specified below and shall pay the Liquidated Damages payable pursuant to Section 2.5 of the Note Registration Rights Agreement referred to below. No interest will accrue on the Notes until March 1, 2003, but the Accreted Value will increase (representing amortization of original issue discount) between the date of original issuance and March 1, 2003, on a semi-annual bond equivalent basis using a 360-day year comprised of twelve 30-day months, such that the Accreted Value will be equal to the full principal amount at maturity of the Notes on March 1, 2003. Beginning on March 1, 2003, cash interest on the Notes will accrue at the rate of 13 1/2% per annum until maturity. The Issuers will pay cash interest and Liquidated Damages semi-annually on March 1 and September 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Cash interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 1, 2003. The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, in accordance with the Indenture; they shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time at the same rate to the extent lawful in accordance with the Indenture. Cash interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. METHOD OF PAYMENT. The Issuers will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Notes at the close of business on the February 15 or August 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in
Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to Accreted Value, premium and Liquidated Damages, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that all payments with respect to at least $1.0 million in aggregate principal amount at maturity of Notes, the Holders of which have given wire transfer instructions to Holdings, will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                                     A-1-3

     3. PAYING AGENT AND REGISTRAR. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Issuers or any of their Subsidiaries may act in any such capacity.

     4. INDENTURE. The Issuers issued the Notes under an Indenture dated as of February 26, 1998 (the "Indenture"), between the Issuers and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general obligations of the Issuers limited to $221.5 million in aggregate principal amount at maturity, plus amounts, if any, issued to pay Liquidated Damages on outstanding Notes as set forth in Paragraph 2 hereof.

     5. OPTIONAL REDEMPTION.

     (a) Except as set forth in subparagraph (b) of this Paragraph 5 and Paragraph 6 thereof, the Notes shall not be redeemable at the option of the Issuers prior to March 1, 2003. Thereafter, the Notes shall be subject to redemption at the option of the Issuers, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of Accreted Value) set forth below, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the applicable date of redemption, if redeemed during the twelve-month period beginning on March 1 of the years indicated below:


Year                            Percentage
----                            ----------
2003 .......................      106.75%
2004 .......................      104.50%
2005 .......................      102.25%
2006 and thereafter ........      100.00%


     (b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, on or prior to March 1, 2001, the Issuers may redeem up to an aggregate of 35% of the Accreted Value of the Notes at a redemption price of 113 1/2% of the Accreted Value thereof, plus Liquidated Damages, if any, thereon to the redemption date, with the proceeds of a Qualified Public Offering (which proceeds may be advanced or contributed to the Issuers by the IPO Entity); provided that at least 65% of the Accreted Value remains outstanding immediately after the occurrence of such redemption; and provided, further, that such redemption shall occur within 60 days of the date of such Qualified Public Offering.

     6. GAMING REDEMPTION. Notwithstanding the provisions of subparagraph (a) of Paragraph 5 above, if any Gaming Authority requires that a holder or beneficial owner of Notes must be licensed, qualified or found suitable under any applicable gaming law and such holder or beneficial owner fails to apply for a license, qualification or finding of suitability within 30 days after being requested to do so by such Gaming Authority (or such lesser period that may be required by such Gaming Authority), or if such holder or beneficial owner is notified by such Gaming Authority that such holder or beneficial owner will not be so licensed, qualified or found suitable, the Issuers shall have the right, at their option, (i) to require that such holder or beneficial owner dispose of such holder's or beneficial owner's Notes within 30 days (or such earlier date as may be required by the applicable

                                     A-1-4

Gaming Authority) of (a) the termination of the period described above for such holder or beneficial owner to apply for a license, qualification or finding of suitability or (b) receipt of the notice from such Gaming Authority that such holder or beneficial owner will not be licensed, qualified or found suitable by such Gaming Authority or (ii) to call for redemption of the Notes of such holder or beneficial owner at a redemption price equal to the lesser of the price at which such holder or beneficial owner acquired such Notes and the Accreted Value thereof, together with, in either case, accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of redemption or the date of the finding that such holder or beneficial owner will not be licensed, qualified or found suitable, which may be less than 30 days following the notice of redemption, if so ordered by such Gaming Authority or required by applicable gaming laws.

     7. MANDATORY REDEMPTION. Except as set forth in Paragraph 8 below, the Issuers, the Issuers shall not be required to make mandatory redemptions or sinking fund payments prior to maturity with respect to the Notes.

     8. REPURCHASE AT OPTION OF HOLDER.

     (a) Upon the occurrence of a Change of Control, each Holder will have the right to require the Issuers to purchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a price in cash equal to 101% of the Accreted Value thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase. Within 10 days following any Change of Control, the Issuers shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (b) If Holdings or a Restricted Subsidiary consummates any Asset Sales, when the aggregate amount of Excess Proceeds exceeds $10.0 million, Holdings shall commence an offer to all Holders (an "Asset Sale Offer") pursuant to
Section 4.10 of the Indenture to purchase the maximum Accreted Value of Notes that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the Accreted Value thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date fixed for the closing of such offer in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, Holdings or the Restricted Subsidiary, as the case may be, may, subject to the provisions of the Indenture, use any remaining Excess Proceeds for general corporate purposes. If the aggregate Accreted Value of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased in accordance with Section 3.02 of the Indenture. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from Holdings prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

     9. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

     10. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee

                                     A-1-5
may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

     11. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

     12. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in Accreted Value of the Notes then outstanding voting as a single class, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in Accreted Value of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Issuers' obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

     13. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on, or Liquidated Damages, if any, with respect to, the Notes; (ii) default in payment when due of the Accreted Value of or premium, if any, on the Notes, (iii) failure by the Issuers to comply with
Section 4.07, 4.09, 4.10, 4.15, 4.21, 4.22, or 5.01 of the Indenture; (iv)
failure by the Issuers for 30 days after written notice to comply with any of their agreements in the Indenture or the Notes; (v) default under certain other agreements relating to Indebtedness of the Issuers which default (a) is caused by failure to pay when due principal of or premium, if any, or interest on such Indebtedness (other than the Bank Credit Facility) prior to the later of (1) 60 days after such default and (2) the expriation of the grace period provided in such Indebtedness (a "Payment Default") which Payment Default, together with all other Payment Defaults, exceeds $1.0 million or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $15.0 million or more;
(vi) certain final judgments for the payment of money aggregating in excess of $10.0 million that remain undischarged for a period of 60 days; (vii) certain events of bankruptcy or insolvency with respect to Holdings or any of its Significant Subsidiaries; (viii) a default by each of the Trust, London Clubs and Bazaar Holdings in the performance of their material obligations set forth in the Keep-Well Agreement, which default remains uncured for 180 days, or default by AHL, London Clubs and Bazaar Holdings in the performance of their material obligations set forth in the Noteholder Completion Guaranty or repudiation by each of them of their respective obligations under the Keep-Well Agreement, which has not been ratified and reaffirmed within 180 days, or the Noteholder Completion Guaranty; (ix) Holdings breaches any material representation or warranty set forth in either of the Pledge Agreements or default by Holdings in the performance of any material covenant set forth in either of such agreements or repudiation by Holdings of its obligations under either of such agreements or the unenforceability of either of such agreements against Holdings for any reason; (x) the termination of the

                                     A-1-6

Bank Credit Facility (other than pursuant to a refinancing thereof in accordance with its terms and with the terms of clause (i) under the second paragraph under
Section 4.09 of the Indenture or the repudiation of the Lenders obligations thereunder, including without limitation, the withdrawal of the proceeds of the Term B Loans and Term C Loans from the Bank Construction Disbursement Account, in each case prior to the date the Aladdin is Operating (except for disbursements in accordance with the Disbursement Agreement); (xi) (a) a failure of the Desert Passage to be Operating on or prior to 90 days after the date the Aladdin becomes Operating and (b) at any time thereafter and prior to the date on which the Desert Passage becomes Operating, the Company's Fixed Charge Coverage Ratio for its most recently ended four full fiscal quarters (or such lesser number of quarters as have ended after the Aladdin became Operating) for which internal financial statements are available is not at least 1.75 to 1.0;
(xii) after the Aladdin becomes Operating, revocation, termination, suspension or other cessation of effectiveness of any Gaming Approval, which results in the cessation or suspension of gaming operations for a period of more than 90 days at the Aladdin; (xiii) the failure of the Aladdin to be Operating by the Operating Deadline; (xiv) the transfer of the Aladdin Site as a result of the exercise of remedies in respect of the Deed of Trust, including a foreclosure by the Lenders pursuant to the terms of the Deed of Trust or the acceptance by the Lenders of a deed in lieu of foreclosure; and (xv) the transfer of the Common Membership Interests as a result of the exercise of remedies by the Lenders in respect of the pledge of such Common Membership Interests pursuant to the Lender's security documents. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in Accreted Value of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in Accreted Value of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate Accreted Value of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Issuers are required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Issuers are required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

     14. TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers or their Affiliates, and may otherwise deal with the Issuers or their Affiliates, as if it were not the Trustee.

     15. NO RECOURSE AGAINST OTHERS. A director, manager, officer, employee, incorporator or member of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

     16. SECURITY. The due and punctual payment of the Accreted Value of, premium and interest and Liquidated Damages, if any, on the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on any overdue Accreted Value of, premium and interest and Liquidated Damages, if any (to the extent permitted by law), on the Notes and performance of all other obligations

                                     A-1-7
of the Issuers to the Holders or the Trustee under this Indenture and the Notes, according to the terms hereunder or thereunder, shall be secured as provided in the Pledge Agreements which Holdings has entered into simultaneously with the execution of this Indenture. Each Holder of Notes, by its acceptance thereof, consents and agrees to the terms of the Pledge Agreements (including, without limitation, the provisions providing for foreclosure) as the same may be in effect or may be amended from time to time in accordance with their terms and authorizes and directs the Trustee or the Disbursement Agent, as the case may be, to enter into the Pledge Agreements and to perform their respective obligations and exercise their respective rights thereunder in accordance therewith.

     17. INTERCREDITOR AGREEMENT. The Holders, while free to exercise their rights and remedies against Holdings, are prohibited, for so long as any portion of the Bank Credit Facility is outstanding, from initiating or intervening in an insolvency proceeding of the Company and from seeking a substantive consolidation of Holdings, the Company and/or Capital. In addition, in the event of a substantive consolidation of Holdings, the Company and/or Capital, the Holders (i) will not be entitled to receive any cash or other payments (other than securities subordinated to the prior payment in full of the Bank Credit Facility to the same extent of the Notes) in respect of the Notes until the Bank Credit Facility has been indefeasibly paid in full in cash and (ii) will be required to turn over to the Lenders under the Bank Credit Facility any payments received in violation of such provisions.

     18. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     19. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     20. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Note Registration Rights Agreement dated as of February 26, 1998, between the Issuers and the parties named on the signature pages thereof (the "Note Registration Rights Agreement").

     21. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     22. WARRANT ENDORSEMENT.

     THE NOTES EVIDENCED BY THIS CERTIFICATE ARE NOT TRANSFERABLE SEPARATELY FROM THE WARRANTS ATTACHED HERETO ORIGINALLY SOLD AS A UNIT WITH THE NOTES UNTIL THE EARLIEST TO OCCUR OF (I) SEPTEMBER 1, 1998; (II) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE NOTES OR A REGISTRATION STATEMENT WITH RESPECT TO THE WARRANTS AND THE WARRANT SHARES IS FILED WITH THE COMMISSION UNDER THE SECURITIES ACT;

                                     A-1-8

     (III) THE OCCURRENCE OF A CHANGE OF CONTROL OR A SALE OR RECAPITALIZATION OF ENTERPRISES, HOLDINGS OR THE COMPANY OCCURS; (IV) 30 DAYS AFTER A QUALIFIED PUBLIC OFFERING; (V) THE OCCURRENCE OF AN EVENT OF DEFAULT; OR
     (VI) SUCH EARLIER DATE AS DETERMINED BY MERRILL LYNCH & CO. IN ITS SOLE DISCRETION (THE DATE OF OCCURRENCE OF AN EVENT SPECIFIED IN CLAUSES (I) THROUGH (VI) BEING REFERRED TO AS THE "SEPARATION DATE"). PRIOR TO SUCH DATE, THE NOTES EVIDENCED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN INTEGRAL MULTIPLES OF $1,000 PRINCIPAL AMOUNT OF NOTES AND ONLY WITH THE SIMULTANEOUS TRANSFER TO THE TRANSFEREE OF 10 WARRANTS FOR EACH $1,000 PRINCIPAL AMOUNT SO TRANSFERRED.

Under the terms of the warrant agreement relating to the Warrants (the "Warrant Agreement"), the holder of this security may at any time on or after the Separation Date, at its option, by notice to the Trustee elect to separate or separately transfer the Notes and the Warrants represented hereby, in whole or in part, and shall thereafter surrender this security to the Trustee for the exchange of this security, in part, for such Warrant or Warrants and for a Note or Notes of a like aggregate principal amount and of authorized denominations not bearing this Warrant Endorsement; provided that no delay or failure on the part of the Trustee or the Warrant Agent to exchange this security for such Warrant or Warrants and Note or Notes shall affect the separation of such Notes and Warrants represented hereby or their separate transferability. Until such separation, the holder of this security is, for each $1,000 principal amount of Notes, also the record owner of 10 Warrants expiring March 1, 2010, each Warrant to purchase 1 share of Class B non-voting Common Stock, no par value (the "Common Stock"), of Enterprises (subject to adjustment). Enterprises has deposited with the Trustee, as custodian for the Holder of the Notes bearing this Warrant Endorsement, a certificate or certificates for such Warrants to purchase an aggregate of 2,215,000 shares of Common Stock (subject to adjustment). Prior to the separation of the Notes and the Warrants as described above, record ownership of such Warrants is transferable only by the transfer of this Note on the Note register maintained by the Issuers pursuant to the Indenture. After such separation, ownership of a Warrant is transferable only by the transfer of the certificate representing such Warrant in accordance with the provisions of the Warrant Agreement.

By accepting a security bearing this Warrant Endorsement, each holder of this security is bound by all of the terms and provisions of the Warrant Agreement (a copy of which is available on request to Enterprises or the Warrant Agent).

Election to Exercise. On or after the Warrant Exercise Commencement Date (as such term is defined in the Warrant Agreement), the Warrants may be exercised by obtaining from the Warrant Agent the required forms of election to exercise, declaration form and instructions for payment of the Exercise Price (as such term is defined in the Warrant Agreement). Upon receiving the required forms and payment of such Exercise Price, the Warrant Agent shall exercise such Warrants in accordance with the provisions of the Warrant Agreement.

Election of Exchange. The undersigned registered holder of the security represented hereby irrevocably elects to separate its Notes and Warrants and to exchange this security for a new Note in the principal amount hereof and a Warrant certificate.

The undersigned hereby irrevocably instructs the Trustee (A) to issue in the name of the undersigned registered holder a new Note not containing the above Warrant Endorsement in the principal amount

                                     A-1-9
equal to the principal amount hereof and (B) to deliver this security to the Warrant Agent pursuant to the provisions of the Warrant Agreement with instructions to issue in the name of the undersigned registered holder a Warrant certificate representing the number of Warrants equal to the number of Warrants represented by this security and to issue (1) a new Warrant certificate to replace the Warrant certificate held on deposit by the Warrant Agent equal to the difference between (x) the number of Warrants represented by the Warrant certificate so held on deposit and (y) the number of Warrants represented by this Security.

Dated:                             ______________________

Name of Holder of this security:   ______________________

Address:                           ______________________

                                   ______________________

Signature:                         ______________________

Note: The above signature must correspond with the name as written upon the face of this security in every particular, without alteration or enlargement whatever and if the certificate representing any principal amount at maturity of this security or the associated Warrants is to be registered in a name other than that in which this security is registered.

Signature Guaranteed:               ______________________

Note: Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

     The Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Note Registration Rights Agreement. Requests may be made to:

                  Aladdin Gaming Holdings, LLC
                  Aladdin Capital Corp.
                  c/o Aladdin Gaming Holdings, LLC
                  3667 Las Vegas Boulevard South
                  Las Vegas, Nevada 89109
                  Attention:  Corporate Secretary

                                     A-1-10

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint _____________________________________________________
to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

-----------------------------------------------------------------------------

Date:
     -------------
                       Your Signature:
                                      ---------------------------------------
                       (Sign exactly as your name appears on the face of this Note)

Signature Guarantee.

Note: Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-1-11

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Note purchased by the Issuers pursuant to
Section 4.10 or 4.15 of the Indenture, check the box below:

     / /  Section 4.10                 / /  Section 4.15

     If you want to elect to have only part of the Note purchased by the Issuers pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased: $________

Date:                          Your Signature:
     -------------                            ------------------------------
                               (Sign exactly as your name appears on the Note)

                               Tax Identification No:
                                                     -----------------------

Signature Guarantee.

Note: Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-1-12

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(1)

                  The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:


                             Amount of                                      Accreted Value of
                             decrease in         Amount of increase          this Global Note            Signature of
                           Accreted Value        in Accreted Value           following such           authorized officer
                                 of                     of                    decrease (or            of Trustee or Note
   Date of Exchange       this Global Note        this Global Note              increase)                  Custodian
   ----------------       ----------------       ------------------         -----------------         ------------------


-----------------
1 This should be included only if the Note is issued in global form.

                                     A-1-13

                                   EXHIBIT A-2

                  (Face of Regulation S Temporary Global Note)

FOR THE PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY, THE ISSUE PRICE IS $519.40, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $480.60, THE ISSUE DATE IS FEBRUARY 26, 1998 AND THE YIELD TO MATURITY IS 15.06 % PER ANNUM.

          13 1/2% [Series A] [Series B] Senior Discount Notes due 2010

No. ____

Cusip No. ____                                                      $__________

                        ALADDIN GAMING HOLDINGS, LLC AND
                              ALADDIN CAPITAL CORP.

promises to pay to

or registered assigns,

the principal sum of

Dollars on March 1, 2010

Interest Payment Dates: March 1 and September 1

Record Dates: February 15 and August 15

                                                  Dated: __________, ____
                                                  ALADDIN GAMING HOLDINGS, LLC

                                                  By:________________________
                                                     Name:
                                                     Title:

                                                  ALADDIN CAPITAL CORP.

                                                  By:_________________________
                                                     Name:
                                                     Title:

This is one of the [Global] Notes
referred to in the within-mentioned Indenture:

STATE STREET BANK AND TRUST COMPANY,
as Trustee

By:___________________________________

                                     A-2-1

                  (Back of Regulation S Temporary Global Note)

          13 1/2% [Series A] [Series B] Senior Discount Notes due 2010

[Insert the Regulation S Temporary Global Note Legend, if applicable pursuant to the provisions of the Indenture

     THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR OTHER NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.]

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture

     THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS.]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED
     INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR"), (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUERS OR ANY AFFILIATE OF THE ISSUERS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE ISSUERS, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED

                                     A-2-2

     INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR
     ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.]

     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. INTEREST. Aladdin Gaming Holdings, LLC, a Nevada limited-liability company ("Holdings"), and Aladdin Capital Corp., a Nevada corporation ("Capital" and, together with Holdings, the "Issuers"), promise to pay interest on the Accreted Value of this Note at the rate and times and in the manner specified below and shall pay the Liquidated Damages payable pursuant to Section 2.5 of the Note Registration Rights Agreement referred to below. No interest will accrue on the Notes until March 1, 2003, but the Accreted Value will increase (representing amortization of original issue discount) between the date of original issuance and March 1, 2003, on a semi-annual bond equivalent basis using a 360-day year comprised of twelve 30-day months, such that the Accreted Value will be equal to the full principal amount at maturity of the Notes on March 1, 2003. Beginning on March 1, 2003, cash interest on the Notes will accrue at the rate of 13 1/2% per annum until maturity. The Issuers will pay cash interest and Liquidated Damages semi-annually on March 1 and September 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Cash interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 1, 2003. [The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, in accordance with the Indenture; they shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time at the same rate to the extent lawful in accordance with the Indenture. Cash interest will be computed on the basis of a 360-day year of twelve 30-day months.

     Until this Regulation S Temporary Global Note is exchanged for one or more Regulation S Permanent Global Notes, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Notes under the Indenture.

                                     A-2-3

     2. METHOD OF PAYMENT. The Issuers will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Notes at the close of business on the February 15 or August 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in
Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to Accreted Value, premium and Liquidated Damages, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that all payments with respect to at least $1.0 million in aggregate principal amount at maturity of Notes, the Holders of which have given wire transfer instructions to Holdings, will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     3. PAYING AGENT AND REGISTRAR. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Issuers or any of their Subsidiaries may act in any such capacity.

     4. INDENTURE. The Issuers issued the Notes under an Indenture dated as of February 26, 1998 (the "Indenture"), between the Issuers and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general obligations of the Issuers limited to $221.5 million in aggregate principal amount at maturity, plus amounts, if any, issued to pay Liquidated Damages on outstanding Notes as set forth in Paragraph 2 hereof.

     5. OPTIONAL REDEMPTION.

     (a) Except as set forth in subparagraph (b) of this Paragraph 5 and Paragraph 6 thereof, the Notes shall not be redeemable at the option of the Issuers prior to March 1, 2003. Thereafter, the Notes shall be subject to redemption at the option of the Issuers, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of Accreted Value) set forth below, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the applicable date of redemption, if redeemed during the twelve-month period beginning on March 1 of the years indicated below:

  Year                                                             Percentage
  ----                                                             ----------
  2003........................................................      106.75%
  2004........................................................      104.50%
  2005........................................................      102.25%
  2006 and thereafter.........................................      100.00%


     (b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, on or prior to March 1, 2001, the Issuers may redeem up to an aggregate of 35% of the Accreted Value of

                                     A-2-4
the Notes at a redemption price of 113 1/2% of the Accreted Value thereof, plus Liquidated Damages, if any, thereon to the redemption date, with the proceeds of a Qualified Public Offering (which proceeds may be advanced or contributed to the Issuers by the IPO Entity); provided that at least 65% of the Accreted Value remains outstanding immediately after the occurrence of such redemption; and provided, further, that such redemption shall occur within 60 days of the date of such Qualified Public Offering.

     6. GAMING REDEMPTION. Notwithstanding the provisions of subparagraph (a) of Paragraph 5 above, if any Gaming Authority requires that a holder or beneficial owner of Notes must be licensed, qualified or found suitable under any applicable gaming law and such holder or beneficial owner fails to apply for a license, qualification or finding of suitability within 30 days after being requested to do so by such Gaming Authority (or such lesser period that may be required by such Gaming Authority), or if such holder or beneficial owner is notified by such Gaming Authority that such holder or beneficial owner will not be so licensed, qualified or found suitable, the Issuers shall have the right, at their option, (i) to require that such holder or beneficial owner dispose of such holder's or beneficial owner's Notes within 30 days (or such earlier date as may be required by the applicable Gaming Authority) of (a) the termination of the period described above for such holder or beneficial owner to apply for a license, qualification or finding of suitability or (b) receipt of the notice from such Gaming Authority that such holder or beneficial owner will not be licensed, qualified or found suitable by such Gaming Authority or (ii) to call for redemption of the Notes of such holder or beneficial owner at a redemption price equal to the lesser of the price at which such holder or beneficial owner acquired such Notes and the Accreted Value thereof, together with, in either case, accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of redemption or the date of the finding that such holder or beneficial owner will not be licensed, qualified or found suitable, which may be less than 30 days following the notice of redemption, if so ordered by such Gaming Authority or required by applicable gaming laws.

     7. MANDATORY REDEMPTION. Except as set forth in Paragraph 8 below, the Issuers, the Issuers shall not be required to make mandatory redemptions or sinking fund payments prior to maturity with respect to the Notes.

     8. REPURCHASE AT OPTION OF HOLDER.

     (a) Upon the occurrence of a Change of Control, each Holder will have the right to require the Issuers to purchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a price in cash equal to 101% of the Accreted Value thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase. Within 10 days following any Change of Control, the Issuers shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (b) If Holdings or a Restricted Subsidiary consummates any Asset Sales, when the aggregate amount of Excess Proceeds exceeds $10.0 million, Holdings shall commence an offer to all Holders (an "Asset Sale Offer") pursuant to
Section 4.10 of the Indenture to purchase the maximum Accreted Value of Notes that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the Accreted Value thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date fixed for the closing of such offer in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, Holdings or the Restricted Subsidiary, as the case may be, may, subject to the provisions of the Indenture, use any remaining Excess Proceeds for general corporate purposes. If the aggregate Accreted Value of Notes surrendered by Holders thereof exceeds

                                     A-2-5
the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased in accordance with Section 3.02 of the Indenture. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from Holdings prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

     9. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

     10. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

     This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Global Notes only (i) on or after the termination of the one-year period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by
Article 2 of the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.

     11. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

     12. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in Accreted Value of the Notes then outstanding voting as a single class, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in Accreted Value of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Issuers' obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

     13. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on, or Liquidated Damages, if any, with respect to, the Notes; (ii) default in payment when due of the Accreted Value of or premium, if any, on the Notes, (iii) failure by the Issuers to comply with Section 4.07, 4.09, 4.10, 4.15, 4.21, 4.22, or 5.01 of the
Indenture; (iv) failure

                                     A-2-6
by the Issuers for 30 days after written notice to comply with any of their agreements in the Indenture or the Notes; (v) default under certain other agreements relating to Indebtedness of the Issuers which default (a) is caused by failure to pay when due principal of or premium, if any, or interest on such Indebtedness (other than the Bank Credit Facility) prior to the later of (1) 60 days after such default and (2) the expriation of the grace period provided in such Indebtedness (a "Payment Default") which Payment Default, together with all other Payment Defaults, exceeds $1.0 million or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $15.0 million or more; (vi) certain final judgments for the payment of money aggregating in excess of $10.0 million that remain undischarged for a period of 60 days; (vii) certain events of bankruptcy or insolvency with respect to Holdings or any of its Significant Subsidiaries; (viii) a default by each of the Trust, London Clubs and Bazaar Holdings in the performance of their material obligations set forth in the Keep-Well Agreement, which default remains uncured for 180 days, or default by AHL, London Clubs and Bazaar Holdings in the performance of their material obligations set forth in the Noteholder Completion Guaranty or repudiation by each of them of their respective obligations under the Keep-Well Agreement, which has not been ratified and reaffirmed within 180 days, or the Noteholder Completion Guaranty; (ix) Holdings breaches any material representation or warranty set forth in either of the Pledge Agreements or default by Holdings in the performance of any material covenant set forth in either of such agreements or repudiation by Holdings of its obligations under either of such agreements or the unenforceability of either of such agreements against Holdings for any reason; (x) the termination of the Bank Credit Facility (other than pursuant to a refinancing thereof in accordance with its terms and with the terms of clause (i) under the second paragraph under Section 4.09 of the Indenture or the repudiation of the Lenders obligations thereunder, including without limitation, the withdrawal of the proceeds of the Term B Loans and Term C Loans from the Bank Construction Disbursement Account, in each case prior to the date the Aladdin is Operating (except for disbursements in accordance with the Disbursement Agreement); (xi) (a) a failure of the Desert Passage to be Operating on or prior to 90 days after the date the Aladdin becomes Operating and (b) at any time thereafter and prior to the date on which the Desert Passage becomes Operating, the Company's Fixed Charge Coverage Ratio for its most recently ended four full fiscal quarters (or such lesser number of quarters as have ended after the Aladdin became Operating) for which internal financial statements are available is not at least 1.75 to 1.0; (xii) after the Aladdin becomes Operating, revocation, termination, suspension or other cessation of effectiveness of any Gaming Approval, which results in the cessation or suspension of gaming operations for a period of more than 90 days at the Aladdin; (xiii) the failure of the Aladdin to be Operating by the Operating Deadline; (xiv) the transfer of the Aladdin Site as a result of the exercise of remedies in respect of the Deed of Trust, including a foreclosure by the Lenders pursuant to the terms of the Deed of Trust or the acceptance by the Lenders of a deed in lieu of foreclosure; and (xv) the transfer of the Common Membership Interests as a result of the exercise of remedies by the Lenders in respect of the pledge of such Common Membership Interests pursuant to the Lender's security documents. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in Accreted Value of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in Accreted Value of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate Accreted Value of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the

                                     A-2-7

Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Issuers are required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Issuers are required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

     14. TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers or their Affiliates, and may otherwise deal with the Issuers or their Affiliates, as if it were not the Trustee.

     15. NO RECOURSE AGAINST OTHERS. A director, manager, officer, employee, incorporator or member of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

     16. SECURITY. The due and punctual payment of the Accreted Value of, premium and interest and Liquidated Damages, if any, on the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on any overdue Accreted Value of, premium and interest and Liquidated Damages, if any (to the extent permitted by law), on the Notes and performance of all other obligations of the Issuers to the Holders or the Trustee under this Indenture and the Notes, according to the terms hereunder or thereunder, shall be secured as provided in the Pledge Agreements which Holdings has entered into simultaneously with the execution of this Indenture. Each Holder of Notes, by its acceptance thereof, consents and agrees to the terms of the Pledge Agreements (including, without limitation, the provisions providing for foreclosure) as the same may be in effect or may be amended from time to time in accordance with their terms and authorizes and directs the Trustee or the Disbursement Agent, as the case may be, to enter into the Pledge Agreements and to perform their respective obligations and exercise their respective rights thereunder in accordance therewith.

     17. INTERCREDITOR AGREEMENT. The Holders, while free to exercise their rights and remedies against Holdings, are prohibited, for so long as any portion of the Bank Credit Facility is outstanding, from initiating or intervening in an insolvency proceeding of the Company and from seeking a substantive consolidation of Holdings, the Company and/or Capital. In addition, in the event of a substantive consolidation of Holdings, the Company and/or Capital, the Holders (i) will not be entitled to receive any cash or other payments (other than securities subordinated to the prior payment in full of the Bank Credit Facility to the same extent of the Notes) in respect of the Notes until the Bank Credit Facility has been indefeasibly paid in full in cash and (ii) will be required to turn over to the Lenders under the Bank Credit Facility any payments received in violation of such provisions.

     18. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     19. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
                                     A-2-8

     20. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Note Registration Rights Agreement dated as of February 26, 1998, between the Issuers and the parties named on the signature pages thereof (the "Note Registration Rights Agreement").

     21. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     22. WARRANT ENDORSEMENT.

     THE NOTES EVIDENCED BY THIS CERTIFICATE ARE NOT TRANSFERABLE SEPARATELY FROM THE WARRANTS ATTACHED HERETO ORIGINALLY SOLD AS A UNIT WITH THE NOTES UNTIL THE EARLIEST TO OCCUR OF (I) SEPTEMBER 1, 1998; (II) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE NOTES OR A REGISTRATION STATEMENT WITH RESPECT TO THE WARRANTS AND THE WARRANT SHARES IS FILED WITH THE COMMISSION UNDER THE SECURITIES ACT (III) THE OCCURRENCE OF A CHANGE OF CONTROL OR A SALE OR RECAPITALIZATION OF ENTERPRISES, HOLDINGS OR THE COMPANY OCCURS; (IV) 30 DAYS AFTER A QUALIFIED PUBLIC OFFERING; (V) THE OCCURRENCE OF AN EVENT OF DEFAULT; OR (VI) SUCH EARLIER DATE AS DETERMINED BY MERRILL LYNCH & CO. IN ITS SOLE DISCRETION (THE DATE OF OCCURRENCE OF AN EVENT SPECIFIED IN CLAUSES (I) THROUGH (VI) BEING REFERRED TO AS THE "SEPARATION DATE"). PRIOR TO SUCH DATE, THE NOTES EVIDENCED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN INTEGRAL MULTIPLES OF $1,000 PRINCIPAL AMOUNT OF NOTES AND ONLY WITH THE SIMULTANEOUS TRANSFER TO THE TRANSFEREE OF 10 WARRANTS FOR EACH $1,000 PRINCIPAL AMOUNT SO TRANSFERRED.

Under the terms of the warrant agreement relating to the Warrants (the "Warrant Agreement"), the holder of this security may at any time on or after the Separation Date, at its option, by notice to the Trustee elect to separate or separately transfer the Notes and the Warrants represented hereby, in whole or in part, and shall thereafter surrender this security to the Trustee for the exchange of this security, in part, for such Warrant or Warrants and for a Note or Notes of a like aggregate principal amount and of authorized denominations not bearing this Warrant Endorsement; provided that no delay or failure on the part of the Trustee or the Warrant Agent to exchange this security for such Warrant or Warrants and Note or Notes shall affect the separation of such Notes and Warrants represented hereby or their separate transferability. Until such separation, the holder of this security is, for each $1,000 principal amount of Notes, also the record owner of 10 Warrants expiring March 1, 2010, each Warrant to purchase 1 share of Class B non-voting Common Stock, no par value (the "Common Stock"), of Enterprises (subject to adjustment). Enterprises has deposited with the Trustee, as custodian for the Holder of the Notes bearing this Warrant Endorsement, a certificate or certificates for such Warrants to purchase an aggregate of 2,215,000 shares of Common Stock (subject to adjustment). Prior to the separation of the Notes and the

                                     A-2-9

Warrants as described above, record ownership of such Warrants is transferable only by the transfer of this Note on the Note register maintained by the Issuers pursuant to the Indenture. After such separation, ownership of a Warrant is transferable only by the transfer of the certificate representing such Warrant in accordance with the provisions of the Warrant Agreement.

By accepting a security bearing this Warrant Endorsement, each holder of this security is bound by all of the terms and provisions of the Warrant Agreement (a copy of which is available on request to Enterprises or the Warrant Agent).

Election to Exercise. On or after the Warrant Exercise Commencement Date (as such term is defined in the Warrant Agreement), the Warrants may be exercised by obtaining from the Warrant Agent the required forms of election to exercise, declaration form and instructions for payment of the Exercise Price (as such term is defined in the Warrant Agreement). Upon receiving the required forms and payment of such Exercise Price, the Warrant Agent shall exercise such Warrants in accordance with the provisions of the Warrant Agreement.

Election of Exchange. The undersigned registered holder of the security represented hereby irrevocably elects to separate its Notes and Warrants and to exchange this security for a new Note in the principal amount hereof and a Warrant certificate.

The undersigned hereby irrevocably instructs the Trustee (A) to issue in the name of the undersigned registered holder a new Note not containing the above Warrant Endorsement in the principal amount equal to the principal amount hereof and (B) to deliver this security to the Warrant Agent pursuant to the provisions of the Warrant Agreement with instructions to issue in the name of the undersigned registered holder a Warrant certificate representing the number of Warrants equal to the number of Warrants represented by this security and to issue (1) a new Warrant certificate to replace the Warrant certificate held on deposit by the Warrant Agent equal to the difference between (x) the number of Warrants represented by the Warrant certificate so held on deposit and (y) the number of Warrants represented by this Security.

Dated:                              ______________________

Name of Holder of this security:    ______________________

Address:                            ______________________

                                    ______________________

Signature:                          ______________________

Note: The above signature must correspond with the name as written upon the face of this security in every particular, without alteration or enlargement whatever and if the certificate representing any principal amount at maturity of this security or the associated Warrants is to be registered in a name other than that in which this security is registered.

Signature Guaranteed:               ______________________

Note: Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-2-10

     The Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Note Registration Rights Agreement. Requests may be made to:

                  Aladdin Gaming Holdings, LLC
                  Aladdin Capital Corp.
                  c/o Aladdin Gaming Holdings, LLC
                  3667 Las Vegas Boulevard South
                  Las Vegas, Nevada 89109
                  Attention:  Corporate Secretary

                                     A-2-11

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


                  (Insert assignee's soc. sec. or tax I.D. no.)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint _____________________________________________________
to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

------------------------------------------------------------------------------

Date:
     -------------------

                     Your Signature:
                                    ------------------------------------------
                     (Sign exactly as your name appears on the face of this Note)

Signature Guarantee.

Note: Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-2-12

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Note purchased by the Issuers pursuant to
Section 4.10 or 4.15 of the Indenture, check the box below:

     / /   Section 4.10                 / /   Section 4.15

     If you want to elect to have only part of the Note purchased by the Issuers pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased: $________

Date:                           Your Signature:
     -------------                             -------------------------------
                                (Sign exactly as your name appears on the Note)

                                Tax Identification No:
                                                      ------------------------

Signature Guarantee.

Note: Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    A-2-13

           SCHEDULE OF EXCHANGES OF REGULATION S TEMPORARY GLOBAL NOTE

     The following exchanges of a part of this Regulation S Temporary Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Regulation S Temporary Global Note, have been made:




                             Amount of                                   Accreted Value of
                            decrease in          Amount of increase      this Global Note           Signature of
                           Accreted Value        in Accreted Value        following such         authorized officer
                                 of                    of                  decrease (or          of Trustee or Note
   Date of Exchange       this Global Note       this Global Note            increase)                Custodian
   ----------------       ----------------       ------------------      -----------------       ------------------



                                     A-2-14

                                    EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER

Aladdin Gaming Holdings, LLC
Aladdin Capital Corp.
c/o: Aladdin Gaming, LLC
3667 Las Vegas Boulevard South
Las Vegas, Nevada 89109

State Street Bank and Trust Company
Two International Place
Boston, Massachusetts 02110
Attn:  Corporate Trust Division

     Re: ___% Senior Discount Notes due 2010

     Reference is hereby made to the Indenture, dated as of February __, 1998 (the "Indenture"), between Aladdin Gaming Holdings, LLC and Aladdin Capital Corp., as issuers (the "Issuers"), and State Street Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     ______________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the Accreted Value of $___________ in such Note[s] or interests (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. / / Check if Transferee will take delivery of a beneficial interest in the 144A Global Note or a Definitive Note Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

2. / / Check if Transferee will take delivery of a beneficial interest in the Temporary Regulation S Global Note, the Regulation S Global Note or a Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the

Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note, the Temporary Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

3. / / Check and complete if Transferee will take delivery of a beneficial interest in the IAI Global Note or a Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

  (a) / / such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

  (b) / / such Transfer is being effected to the Issuers or a subsidiary thereof;

                                       or

  (c) / / such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

  (d) / / such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by
(1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the

Private Placement Legend printed on the IAI Global Note and/or the Definitive Notes and in the Indenture and the Securities Act.

4. / / Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

     (a) / / Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

     (b) / / Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

     (c) / / Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers.

                                        ---------------------------------------
                                         [Insert Name of Transferor]

                                        By:____________________________________
                                           Name:
                                           Title:

Dated:  __________,____

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.       The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]

         (a) / /    a beneficial interest in the:

                  (i)   / /  144A Global Note (CUSIP          ), or

                  (ii)  / /  Regulation S Global Note (CUSIP          ), or

                  (iii) / /  IAI Global Note (CUSIP         ); or

         (b) / /    a Restricted Definitive Note.

2.       After the Transfer the Transferee will hold:

                                   [CHECK ONE]

         (a) / /    a beneficial interest in the:

                  (i)   / /  144A Global Note (CUSIP         ), or

                  (ii)  / /  Regulation S Global Note (CUSIP         ), or
                  (iii) / /  IAI Global Note (CUSIP         ); or
                  (iv)  / /  Unrestricted Global Note (CUSIP         ); or

         (b) / /    a Restricted Definitive Note; or

         (c) / /    an Unrestricted Definitive Note,

              in accordance with the terms of the Indenture.

                                    EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE

Aladdin Gaming Holdings, LLC and
Aladdin Capital Corp.
c/o: Aladdin Gaming, LLC
3667 Las Vegas Boulevard South
Las Vegas, Nevada 89109

State Street Bank and Trust Company
Two International Place
Boston, Massachusetts 02110

     Re: ___% Senior Discount Notes due 2010

                              (CUSIP______________)

     Reference is hereby made to the Indenture, dated as of February __, 1998 (the "Indenture"), between Aladdin Gaming Holdings, LLC and Aladdin Capital Corp., as issuers (the "Issuers"), and State Street Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     ____________, (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the Accreted Value of $____________ in such Note[s] or interests (the "Exchange").

In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note

     (a) / / Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global
Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     (b) / / Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive
Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     (c) / / Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     (d) / / Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes

     (a) / / Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

     (b) / / Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE] / / 144A Global Note, / / Regulation S Global Note,
/ / IAI Global Note with an equal principal amount, the Owner hereby certifies
(i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers.

                                          -----------------------------------
                                                   [Insert Name of Owner]

                                           By: _______________________________
                                               Name:
                                               Title:

Dated:  __________, ____

                                    EXHIBIT D

                            FORM OF CERTIFICATE FROM

                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Aladdin Gaming Holdings, LLC and
Aladdin Capital Corp.
c/o: Aladdin Gaming, LLC
3667 Las Vegas Boulevard South
Las Vegas, Nevada 89109

State Street Bank and Trust Company
Two International Place
Boston, Massachusetts 02110
Attn:  Corporate Trust Division

     Re: 13 1/2% Senior Discount Notes due 2010

     Reference is hereby made to the Indenture, dated as of February 26, 1998 (the "Indenture"), between Aladdin Gaming Holdings, LLC and Aladdin Capital Corp., as issuers (the "Issuers"), and State Street Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     In connection with our proposed purchase of $____________ aggregate principal amount of:

     (a) / /   a beneficial interest in a Global Note, or

     (b) / /   a Definitive Note,

     we confirm that:

     1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

     2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Issuers or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Issuers a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of Notes, at the time of transfer of less than $250,000, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

     3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Issuers such certifications, legal opinions and other information as you and the Issuers may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect. We further understand that any subsequent transfer by us of the Notes or beneficial interest therein acquired by us must be effected through one of the Placement Agents.

     4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

     5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

     You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                 ------------------------------------------
                                 [Insert Name of Accredited Investor]

                                 By: _______________________________
                                     Name:
                                     Title:

Dated:  ___________, ____

                                    EXHIBIT E

            FORM OF CONTINGENT GUARANTY OF PERFORMANCE AND COMPLETION

                CONTINGENT GUARANTY OF PERFORMANCE AND COMPLETION

     THIS CONTINGENT GUARANTY OF PERFORMANCE AND COMPLETION, dated as of __________, 1998 is made by LONDON CLUBS INTERNATIONAL PLC, a company registered in England and Wales under company number 2862479 ("London Clubs"), THE TRUST UNDER ARTICLE SIXTH U/W/O SIGMUND SOMMER or, in the event of the dissolution thereof, the remaindermen thereof (the "Trust") and ALADDIN BAZAAR HOLDINGS, LLC, a Nevada limited liability company ("ABH"; ABH, the Trust and London Clubs are individually called a "Guarantor" and collectively called the "Guarantors"), in favor of ___________ as Agent (the "Agent") for [the parties set forth on Schedule A-1 hereto (the ___________ Contingent Guarantors")] (the "Agent").





                                   WITNESSETH:

     WHEREAS, Fleet Bank, NA has agreed to lend to Aladdin Bazaar, LLC ("Aladdin Bazaar") sufficient funds to permit the construction of the Dessert Passage and carpark (the "Mall Project") adjacent to the improvements (the "Fleet Loan") and the Trust will act as a guarantor of the Fleet Loan; and

     WHEREAS, the Contingent Guarantors have agreed to provide a limited guaranty of certain of the Trust's obligations under the Fleet Loan (the "Additional Guaranty") which Additional Guaranty requires the Contingent Guarantors to make payments in the event, among others, that the Improvements are no completed on a timely basis;

     WHEREAS, it is in the best interest of the Guarantors to promote and induce Aladdin Bazaar to construct the Mall Project adjacent to the Improvements and
(ii) the Contingent Guarantors to provide the Additional Guaranty, in connection therewith; and

     WHEREAS, pursuant to that certain credit agreement, dated February 26, 1998 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Aladdin Gaming, LLC, a Nevada limited liability company (the "Borrower"), the various lending institutions (individually a "Lender" and collectively the "Lenders") as are, or may from time to time become, parties thereto and The Bank of Nova Scotia ("Scotiabank") as the Administrative Agent for the Lenders, Merrill Lynch Capital Corporation ("Merrill Lynch") as the Syndication Agent for the Lenders, Canadian Imperial Bank of Commerce as the Documentation Agent for the Lenders, and Scotiabank and Merrill Lynch as Arrangers, the Lenders have extended Commitments to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower; and

     WHEREAS, pursuant to that certain indenture, dated February 26, 1998 (the "Indenture") among the State Street bank and Trust Company (the "Discount Note Indenture Trustee"), Aladdin Gaming Holdings, LLC ("Holdings") and Aladdin Capital Corp., the Discount Notes were issued and the proceeds thereof, together with the proceeds the Loans under the Credit Agreement were advanced to the Borrower pursuant to the terms of that certain Disbursement Agreement dated February 26, 1998 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Disbursement Agreement") among the Borrower, Holdings, Scotiabank, as the Administrative Agent, the Discount Note Indenture Trustee and Scotiabank, as the Disbursement Agent, and initial Securities Intermediary; and

     WHEREAS, as a condition precedent to the effectiveness of the Credit Agreement, the Guarantors delivered a Guaranty of Performance and Completion dated February 26, 1998 (the "Completion Guaranty") in favor of each of the Administrative Agent and the Lenders and certain subsidiaries of London Clubs (the "Subsidiary Guarantors") agreed to guarantee fully and unconditionally the payment of London Clubs' obligations under the Completion Guaranty pursuant to a separate guaranty agreement of even date herewith (the "Subsidiary Bank Guaranty"; together with the Completion Guaranty, collectively, the "Bank Guaranty"); and

     WHEREAS, as a condition precedent to the effectiveness of the Indenture and the issuance of the Discount Notes, the Guarantors delivered a Guaranty of Performance and Completion dated February 26, 1998 (the "Guaranty of Performance and Completion") and the Subsidiary Guarantors agreed to guarantee fully and unconditionally the payment of London Clubs' obligations under the Guaranty of Performance and Completion pursuant to a separate guaranty agreement dated February 26,1998 (the "Subsidiary Guaranty"; together with the Guaranty of Performance and Completion, the "Noteholder Completion Guaranty"); and

     WHEREAS, as a condition precedent to the effectiveness of the Additional Guaranty, the Guarantors are required to execute and deliver a Guaranty of Performance and Completion the "Contingent Guaranty of Performance and Completion" and the Subsidiary Guarantors have agreed to guarantee fully and unconditionally the payment of London Clubs' obligations under the Contingent Guaranty of Performance and Completion pursuant to a separate guaranty agreement of even date herewith (the "Contingent Subsidiary Guaranty"; together with this Contingent Guaranty of Performance and Completion, the "Contingent Completion Guaranty"); and

     WHEREAS, the Guarantors have duly authorized the execution, delivery and performance of this Contingent Guaranty of Performance and Completion and the Subsidiary Guarantors have duly authorized the execution, delivery and performance of the Contingent Subsidiary Guaranty; and

     WHEREAS, it is in the best interests of the Guarantors to execute this Contingent Guaranty of Performance and Completion and the Subsidiary Guarantors to execute the Contingent Subsidiary Guaranty inasmuch as the Guarantors and the Subsidiary Guarantors will derive substantial direct and indirect benefits from the proceeds of the Additional Guaranty.

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Agent to enter into the Additional Guaranty, the Guarantors agree, for the benefit of theAgent and the Contingent Guarantors, as follows:

1. Definitions. Capitalized terms not otherwise defined in this Contingent Completion Guaranty shall have the meanings set forth in Appendix A hereto. As used herein, the following terms shall have the meanings set forth below.

"Accreted Value" shall have the meaning ascribed to it in the Indenture.

"Additional Amounts" is defined in Section 15(a)(iii).

"Additional Guaranty" is defined in the second recital.

"Agent" is defined in the preamble.

"Bank Guaranty" is defined in the seventh recital.

"Bankruptcy Code" shall mean Title 11 of the United States Code as amended from time to time.

"Change Order" shall have the meaning ascribed to it in the Credit Agreement as in effect on the Effective Date.

"Commitment" shall have the meaning ascribed to it in the Credit Agreement as in effect on the Effective Date.

"Completion" shall have the meaning ascribed to it in the Credit Agreement as in effect on the Effective Date.

"Consolidated Intangibles" means, at a particular date, all assets of a Guarantor and its consolidated Subsidiaries, determined on a consolidated basis, that would, in conformity with GAAP, as applicable, be classified as intangible assets, including, without limitation, unamortized debt discount and expense, unamortized organization and reorganization expense, costs in excess of the fair market value of acquired companies, patents, trade or service marks, franchises, trade names, goodwill and, from and after March 30, 1997, the amount of all write-ups in the book value of assets resulting from any revaluation thereof.

"Consolidated Tangible Assets" means, at a particular date, the amount equal to
(a) the amount which would be included as assets on the consolidated balance sheet of a Guarantor and its consolidated Subsidiaries as at such date in accordance with GAAP, minus (b) Consolidated Intangibles.

"Construction Benchmark Schedule" means the schedule attached hereto as Schedule 7.

"Contingent Completion Guaranty" is defined in the eighth recital.

"Contingent Guarantor" is defined in the preamble.

"Contingent Subsidiary Guaranty" is defined in the eighth recital.

"Credit Agreement" is defined in the fourth recital.

"Discount Notes" means the 13 1/2% Senior Discount Notes due 2010 issued pursuant to the Indenture.

"Dormant Subsidiary" means any Subsidiary of a Guarantor which has no operating assets or property and conducts no business.

"Enforcement Costs" means all reasonable out-of-pocket costs and expenses of the Agent in connection with the enforcement of the rights and remedies of the Agent under this Contingent Completion Guaranty and any amendment, waiver or consent relating hereto including, without limitation, reasonable attorneys' fees and costs and expenses, court costs and filing fees in addition to all other amounts due hereunder whether or not such Enforcement Costs are incurred in one or more proceedings.

"Failure to Enforce" is defined in Section 3(a).

"Fleet Loan" is defined in the third recital.

"GAAP" means the generally accepted accounting principles as in effect from time to time in the United Kingdom with respect to London Clubs and in the United States with respect to the other Guarantors, as the case may be.

"Guaranteed Obligations" means the obligations of the Guarantors under Section
2.

"Guarantor" is defined in the preamble.

"Guaranty Deposit Account" is defined in Section 4(a).

"Imposition" shall have the meaning ascribed to it in the Credit Agreement as in effect on the Effective Date.

"Improvement" shall have the meaning ascribed to it in the Credit Agreement as in effect on the Effective Date.

"In Balance" shall have the meaning ascribed to it in the Credit Agreement as in effect on the Effective Date.

"Indenture" is defined in the third recital.

"Insolvency Proceeding" means any case or proceeding, voluntary or involuntary, under the Bankruptcy Code, or any similar existing or future law of any jurisdiction, foreign, state or federal, relating to bankruptcy, insolvency, reorganization or relief of debtors.

"Leases" means, collectively, all agreements relating to the use, occupancy and possession of space with respect to the Main Project entered into by the Borrower and a tenant from time to time.

"Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of a Guarantor and its Subsidiaries taken as a whole.

"Material Subsidiary" means each of the Subsidiaries of London Clubs that are party to that certain Subsidiary Guaranty dated as of June 30, 1997 guaranteeing the obligations of London Clubs under the Note Agreements. Each Material Subsidiary of London Clubs as of the date hereof is listed on Schedule 1 hereof.

"Minimum Aladdin Facilities" has the meaning ascribed to it in the Indenture as in effect on February 26, 1998.

"Note Agreements" means the several identical Note Purchase Agreements dated as of June 30, 1997 among London Clubs and the purchasers named therein relating to London Clubs' $50,000,000 aggregate principal amount of 7.74% Guaranteed Senior Notes due 2004 and as the same may be modified by amendments that would not, in the aggregate, have the effect of making London Clubs' obligations thereunder materially more onerous (it being understood and agreed that any amendment, supplement or modification that increases the amount of the obligations of London Clubs thereunder shall be deemed material).

"Noteholder Completion Guaranty" is defined in seventh recital

"Noteholders" means the holders of the Discount Notes.

"NRS" is defined in Section 4(a).

"Subsidiary Bank Guaranty" is defined in the sixth recital.

"Subsidiary Guarantors" is defined in the sixth recital.

"Subsidiary Guaranty" is defined in the seventh recital.

"Taxes" is defined in Section 15(a).

"Tax Refund" is defined in Section 15(c).

"Tenant Improvements" means (i) the portion of the Work to be performed by or on behalf of the Borrower in the interior of the Casino pursuant to a Lease to adapt the same for the initial use and occupancy by the tenant under such Lease or (ii) if a tenant under a Lease undertakes to complete the work to the portion of the Main Project covered by such Lease, any allowances or payments advanced to such Person by the Borrower.

"Work" means the demolition work and the rehabilitation and/or construction, equipping and completion of the Main Project to be performed by the Borrower in accordance with the Plans and Specifications, the Reciprocal Easement Agreement and the Site Work Agreement.

2. Guaranty of Completion and Performance. The Guarantors, jointly and severally, absolutely, unconditionally and irrevocably, on the terms and subject to the conditions set forth herein, covenant and guarantee to the Agent (for the benefit of the Contingent Guarantors) and covenants and agrees to make any and all payments to or on behalf of the Borrower as may be necessary in order to permit and assure that:

(i) the Borrower shall (A) prosecute the Work and the construction of the Improvements and the Tenant Improvements to Completion with due diligence and continuity, in an expeditious and first-class workmanlike manner, (B) cause the Work to be performed and the Improvements and the Tenant Improvements to be constructed, equipped and completed in compliance with the Plans and Specifications in all material respects and in compliance in all material respects with the provisions of the Reciprocal Easement Agreement, the Site Work Agreement, all Environmental Laws and all Legal Requirements, and (C) correct or cause to be corrected as soon as possible any material defect in the

Work, the Improvements and/or the Tenant Improvements (including, without limitation, any material defect in workmanship or quality of construction or materials) or any material departure or variation from the Plans and Specifications, the requirements of the Reciprocal Easement Agreement and/or the Site Work Agreement not made pursuant to Change Orders approved in writing by the Construction Consultant and the Administrative Agent in accordance with the Credit Agreement and the Disbursement Agreement; and

(ii) the Borrower shall punctually pay, discharge and/or contribute, as appropriate, (A) any and all costs, expenses and liabilities incurred by the Borrower for or in connection with the performance of the Work and the Completion of the Improvements and the Tenant Improvements in accordance with the Plans and Specifications, (B) all claims and demands for labor, materials and services incurred by the Borrower for or in connection with the performance of the Work and the Completion of the Improvements and the Tenant Improvements and in connection with cost overruns of any type, in each case which are or may become due and payable, or, if unpaid, are or may become Liens on the portion of the Site owned by the Borrower, (C) all payments to be made or Work to be performed by the Borrower under Leases for Tenant Improvements or under the Reciprocal Easement Agreement or the Site Work Agreement, (D) Impositions and premiums for insurance prior to the Completion of the Improvements and the Tenant Improvements, (E) all amounts which the Borrower may be required to pay from time to time in order to keep the Main Project Budget In Balance, and (F) all amounts needed to cause the Work to be performed within the Construction Benchmark Schedule; and

(iii) the Borrower shall perform the Work and complete construction of the required Minimum Aladdin Facilities on schedule and in accordance with the Plans and Specifications Lien-free other than Permitted Liens and the portion of the Site owned by the Borrower shall be and remain free and clear of all Liens arising from the furnishing of materials, labor or services for or in connection with the performance of the Work and the Completion of the Improvements and the Tenant Improvements; and

(iv) the Borrower shall provide the expertise necessary to supervise performance of the Work and Completion of the Improvements and the Tenant Improvements at no cost to the Agent, and

(v) in the event the Guarantors hereunder shall fail or refuse to pay and/or perform the Guaranteed Obligations under this Contingent Completion Guaranty, theAgent (in addition to any other rights and remedies afforded by applicable law) may pay and/or perform the Guaranteed Obligations on behalf of the Guarantors hereunder in which case the Guarantors, upon demand by the Agent, shall pay any and all costs, expenses and liabilities for such costs and expenses in connection with the performance of the Work and Completion of the Improvements and the Tenant Improvements, or cause any Lien in connection with the performance of the Work or the Completion of the Improvements and/or Tenant Improvements or any claim or demand for the payment of the cost of the performance of the Work and Completion of the Improvements and the Tenant Improvements to be bonded, discharged, released or paid, and shall reimburse the Agent for all sums paid and all costs, expenses or liabilities incurred by the Agent in connection therewith; and

(vi) the Guarantors shall pay the Enforcement Costs.

3. Restrictions on Exercise of Rights and Remedies by the Agent.

     (a) Except as expressly set forth in this Section 3(a), the Guarantors shall have no obligation to pay and/or perform any of the Guaranteed Obligations and the Agent covenants and agrees not to demand payment and/or performance of any of the Guaranteed Obligations or exercise any rights, remedies or options under this Contingent Completion Guaranty or commence any enforcement proceedings hereunder during any period that the Bank Guaranty or Noteholder Completion Guaranty is in effect and the Guarantors have not been released in writing by the Lenders or the Discount Note Indenture Trustee, respectively; provided, however, the Agent shall be permitted to demand payment and/or performance of the Guaranteed Obligations and exercise all rights, remedies and options and commence enforcement proceedings under this Contingent Completion Guaranty pursuant to this Section 3(a):

     (i) at any time prior to Completion and from and after the date on which all of the indebtedness evidenced by the Indenture and the Discount :Notes has been indefeasibly paid in full and the Discount Note Indenture Trustee has released the Guarantors in writing from their obligations under this Noteholder Completion Guaranty;

     (ii) at any time after the date on which all of the following events have occurred and are continuing:

     (A) the Contingent Guarantors fully funded their obligations under the Additional Guaranty; and

     (B) the Guarantors have defaulted in their Guaranteed Obligations owing to the Discount Note Indenture Trustee and the Noteholders under the Noteholder Completion Guaranty, and the Discount Note Indenture Trustee (or in accordance with the terms of the Indenture, Noteholders holding at last 25% of the aggregate Accreted Value of the Discount Notes) has or have failed to actively enforce the Noteholder Completion Guaranty and to use reasonable efforts to pursue their remedies under the Noteholder Completion Guaranty (a "Failure to Enforce") and such Failure to Enforce has continued for 180 calendar days in the aggregate (which shall be extended for the number of days during which a Force Majeure Event and/or an Insolvency Proceeding of the Borrower which impairs the Discount Note Indenture Trustee or the Noteholders directly from enforcing the Noteholder Completion Guaranty has occurred and is continuing, which such extension shall terminate upon the filing by the Discount Note Indenture Trustee or the requisite Noteholders of any action against the Guarantors under the Noteholder Completion Guaranty to enforce the obligations of the Guarantors thereunder which are susceptible of performance notwithstanding such Insolvency Proceeding); and

     (C) the Work which has been substantially completed in accordance with the Plans and Specifications on the date in question has not progressed to the stage of completion set forth for such date (subject to any extensions based upon Force Majeure Events or an Insolvency Proceeding of the Borrower which impairs the Discount Note Indenture Trustee or the Noteholders directly or indirectly from enforcing the Noteholder Completion Guaranty, which such extension shall terminate upon the filing by the Discount Note Indenture Trustee or the requisite Noteholders of any action against the Guarantors under the Noteholder Completion Guaranty to enforce the obligations of the Guarantors thereunder which are susceptible of performance notwithstanding such Insolvency Proceeding) in the Construction Benchmark Schedule. The Discount Note Indenture Trustee and the Noteholders shall be third party beneficiaries of this Section 3 (b) and shall have all rights at law and equity to the enforcement thereof.

(b) Notwithstanding anything to the contrary in this Contingent Completion Guaranty, performance in all material respects of the obligations of the Guarantors under Section 2 of the Bank Guaranty or the

Noteholder Completion Guaranty shall be deemed to be performance of the Guaranteed Obligations hereunder and performance in all material respects of the Guaranteed Obligations of the Guarantors hereunder shall be deemed to be performance of the corresponding obligations under the Bank Guaranty or the Noteholder Completion Guaranty.

(c) As a material inducement to the Lenders and the Discount Note Indenture Trustee to consent to the delivery of this Contingent Completion Guaranty by the Guarantors, the Agent covenants and agrees that (i) the right of the Agent to demand payment and/or performance of the Guaranteed Obligations, to exercise any rights, remedies and options and/or to commence enforcement proceedings under this Contingent Completion Guaranty shall be subject in all events to the delivery of a written notice to the Administrative Agent and Discount Note Indenture Trustee no later than 10 Business Days prior to the making of such demand for payment and/or performance, exercise of rights, remedies and options, or commencement of enforcement proceedings, as applicable, (ii) the Lenders and the Discount Note Indenture Trustee shall have all rights at law and equity including, without limitation, the right to seek an injunction or other extraordinary remedy to prevent or prohibit the making of any demand for payment and/or performance, exercise of rights, remedies and options, or commencement of enforcement proceedings by the Agent which is in contravention of Section 3(a), and (iii) this Contingent Completion Guaranty shall not be amended, modified, and/or amended and restated without the prior written consent of the Administrative Agent and Discount Note Indenture Trustee in Administrative Agent in their sole discretion provided that the consent of the Administrative Agent and Discount Note Indenture Trustee shall not be required in connection with corrective amendments required to be made to this Contingent Completion Guaranty as and when corresponding amendments are made to the Bank Guaranty or the Noteholder Completion Guaranty. The Administrative Agent and the Discount Note Indenture Trustee (on behalf of the Noteholders shall be third party beneficiaries of this Section 3(c) and shall have all rights at law and equity to the enforcement hereof.

4. Payment Provisions. Subject to Nevada Gaming Laws (once the Borrower has been licensed), all payments required to be made by the Guarantors pursuant to
Section 2 hereof shall be deemed to be capital contributions to the Borrower and shall be made subject to the following terms:

     (a) The Guarantors shall make cash payments in the amounts required under
Section 2 hereof into an interest-bearing deposit account designated and controlled exclusively by the Agent (the "Guaranty Deposit Account") in which the Agent is hereby granted a security interest. The Guaranty Deposit Account is intended to be a "deposit account" for the purposes of Nevada Revised Statutes ("NRS") 40.430.4(g) and Section 9301(g) of the California Uniform Commercial Code. Such funds shall be held in the Guaranty Deposit Account as collateral for the Guaranteed Obligations of the Guarantors under this Contingent Completion Guaranty and shall be applied to payment of the Guaranteed Obligations.

     (b) The cash payments into the Guaranty Deposit Account and the funds therein for the purpose of paying the Guaranteed Obligations under this Contingent Completion Guaranty shall be free and clear of any third party claims thereto, including any claims by the Borrower or Holding as a third party beneficiary under this Contingent Completion Guaranty. The Guarantors and the Agent specifically agree that the Borrower and Holdings are not intended third party beneficiaries to this Contingent Completion Guaranty and that neither the Borrower, Holdings, nor any other Person which is not party to this Contingent Completion Guaranty (other than successors and assigns of each of the Agent) shall have any rights under this Contingent Completion Guaranty.

5. Continuation of Guaranty. In the event that the Trust is in default under the Additional Guaranty this Contingent Completion Guaranty shall remain in full force and effect. Subject to the provisions of Section 11 hereof, upon the indefeasible payment and performance of the Guaranteed Obligations by the Guarantors, this Contingent Completion Guaranty shall terminate.

6. Proof of Damages. If the Guarantors shall at any time or from time to time fail to perform or comply with any of the Guaranteed Obligations contained herein, then in each such case (i) it shall be assumed conclusively without necessity of proof that such failure by the Guarantors was the sole and direct cause of the Agent failing to receive such payment when due (to the extent of the failure of the Guarantors to perform the Guaranteed Obligations contained herein) irrespective of any other contributing or intervening cause whatsoever, and (ii) the Guarantors further irrevocably waive to the fullest extent permitted by law any right or defense the Guarantors may have to cause the Agent to prove the cause or amount of such damages or to mitigate the same.

7. Rights of the Agent. To the extent permitted by the Nevada Gaming Laws, each Guarantor authorizes the Agent in its sole discretion to perform any or all of the following acts during such time as the Agent has the right to demand payment and performance of the Guaranteed Obligations, all without notice to the Guarantors (but with notice being given to the Administrative Agent and Discount
Note Indenture Trustee as required by Section 3(c) of this Contingent Completion Guaranty) and without affecting the payment and performance of the Guaranteed Obligations by the Guarantors:

     (a) The Agent may take and hold security for the Guaranteed Obligations and for the Trust's obligations under the Additional Guaranty, accept additional or substituted security for any of the foregoing, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

     (b) The Agent may direct the order and manner of any sale of all or any part of any security now or later to be held for this Contingent Completion Guaranty and may also bid at any such sale.

     (c) The Agent may substitute, add or release any one or more Guarantors or endorsers.

     (d) The Agent may release the Trust of their liability for its obligations under the Additional Guaranty.

     (e) The Agent may extend other credit to the Trust, their Affiliates and any of the Guarantors or their respective Affiliates and may take and hold security for the credit so extended, all without affecting the Guarantors' liability under this Contingent Completion Guaranty.

     (f) The Agent may advance additional funds to Trust, the Guarantors and their respective Affiliates for any purpose.

8. Contingent Completion Guaranty to be Absolute. The Guarantors expressly agree that for as long as the obligations of the Guarantors under the Bank Guaranty, the Noteholder Completion Guaranty and the Guaranteed Obligations hereunder remain unperformed, the Guarantors shall not be released from the Guaranteed Obligations hereunder by or because of:

     (a) Any act or event which might otherwise discharge, reduce, limit or modify the Guaranteed Obligations;

     (b) Any waiver, extension, modification, forbearance, delay or other act or omission of the Agent, or any failure to proceed promptly or otherwise as against the Trust, any Guarantor or any security; or

     (c) Any action, omission or circumstance which might increase the likelihood that the Guarantors may be called upon to perform under this Contingent Completion Guaranty or which might affect the rights or remedies of the Guarantors as against the Trust in its capacity as obligor under the Additional Guaranty or any Guarantor; or

     (d) Any dealings occurring at any time between the Borrower, the Trust, the Lenders, the Discount Note Indenture Trustee, the Agent, the Noteholders or the Guarantors with respect to amendments to the Bank Guaranty, the Credit Agreement, the other Loan Documents, the Loans, the Noteholder Completion Guaranty, the Indenture, the Discount Notes, the Additional Guaranty or otherwise, as the case may be.

The Guarantors hereby expressly waive and surrender any defense to their liability under this Contingent Completion Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters.

9.   Guarantors' Waivers. The Guarantors waive:

     (a) All statutes of limitations as a defense to any action or proceeding brought against the Guarantors by the Agent, to the fullest extent permitted by law;

     (b) Any right they may have to require the Agent to proceed against the Trust or to pursue any other remedy in their power to pursue;

     (c) Any defense based on any claim that the Guaranteed Obligations exceed or are more burdensome than those of the Trust under the Additional Guaranty;

     (d) Any defense based on: (i) any legal disability of the Trust, (ii) any discharge, modification, impairment or limitation of the liability of the Trust under the Additional Guaranty or the Guarantors under the Additional Guaranty from any cause, whether consented to by the Agent or arising by operation of law or from any Insolvency Proceeding, (iii) the Guarantors' rights under NRS 104.3605, the Guarantors specifically agreeing that this clause (iii) shall constitute a waiver of discharge under NRS 104.3605;

     (e) Any defense based on any action taken or omitted (other than gross negligence or willful misconduct) by the Agent in any Insolvency Proceeding involving the Trust, including any election to have a claim allowed as being secured, partially secured or unsecured, any extension of credit by the Agent to the Trust in any Insolvency Proceeding, and the taking and holding by the Agent of any security for any such extension of credit;

     (f) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Contingent Completion Guaranty and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind;

     (g) Any defense based on or arising out of any defense that the Trust may have to the payment or performance of their obligations under the Additional Guaranty or any portion of such obligations; and

     (h) Any defense or benefit based on NRS 40.430 and judicial decisions relating thereto and NRS 40.451 et seq. and judicial decisions relating thereto, the Guarantors agreeing that the waiver in this clause (h) is intended to take advantage of the two (2) waivers permitted by NRS 40.495 (1) and (2) to the maximum extent permitted.

10.   Waivers of Subrogation and Other Rights.

     (a) Upon the occurrence of any event of default hereunder, the Agent in its sole discretion, without prior notice to or consent of the Guarantors, may elect to: (i) foreclose either judicially or nonjudicially against any real or personal property security, if any, for the obligations under the Additional Guaranty, in the case of the Trust, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) make any accommodation with the Trust or any Guarantor, or (iv) exercise any other remedy against the Trust or any Guarantor or any security. No such action by the Agent shall release or limit the liability of the Guarantors, who shall remain liable under this Contingent Completion Guaranty after the action, even if the effect of the action is to deprive the Guarantors of any subrogation rights, rights of indemnity, or other rights to collect reimbursement for any sums paid to the Agent, whether contractual or arising by operation of law or otherwise. The Guarantors expressly waive any defenses or benefits that may be derived from NRS Section 40.451, et seq. and judicial decisions relating thereto, or comparable provisions of Nevada law which are comparable to California Civil Procedure Sections 580a, 580b, 580d, or 726 or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses they otherwise might or would have under Nevada law or other applicable law. The Guarantors expressly agree that under no circumstances shall they be deemed to have any right, title, interest or claim in or to any real or personal property, if any, to be held by the Agent or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Guaranteed Obligations or the obligations under the Additional Guaranty. For purposes of this Section 10, references to the Trust are made with respect to the Trust in its capacity as obligor under the Additional Guaranty.

     (b) Regardless of whether the Guarantors may have made any payments to the Agent under this Contingent Completion Guaranty, the Guarantors hereby waive:
(i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from the Trust for any sums paid to the Agent, whether contractual or arising by operation of law (including the Bankruptcy Code) or otherwise, (ii) all rights to enforce any remedy that the Agent may have against the Trust or any other Person, and (iii) all rights to participate in any security now or later to be held by the Agent for the obligations under the Additional Guaranty. The waivers given in this Section 10(b) shall be effective until the obligations under the Additional Guaranty have been indefeasibly paid and performed in full.

     (c) The Guarantors understand and acknowledge that if the Agent forecloses judicially or nonjudicially against any real property or personal security, if any, for the Guaranteed Obligations or the obligations under the Additional Guaranty, that foreclosure could impair or destroy any ability that the Guarantors may have to seek reimbursement, contribution or indemnification from the Borrower, Holdings or the Trust or others based on any right the Guarantors may have of subrogation, reimbursement, contribution or indemnification for any amounts paid by the Guarantors under this Contingent Completion Guaranty. The Guarantors further understand and acknowledge that in the absence of this
Section 10, such potential impairment or destruction of the Guarantors' rights, if any, may entitle the Guarantors to assert a defense to this Contingent Completion Guaranty. By executing this Contingent Completion Guaranty, the Guarantors freely, irrevocably and unconditionally: (i) waive and relinquish that defense and agree that the Guarantors will be fully liable under this Contingent Completion Guaranty even though the Agent may foreclose judicially or nonjudicially against any real property security, if any, for the obligations under the Additional Guaranty; (ii) agree that the Guarantors will not assert that defense in any action or proceeding which the Agent may commence to enforce this Contingent Completion Guaranty; and (iii) acknowledge and agree that this waiver is a material part of the consideration which they are receiving for entering into the transactions contemplated hereby.

11. Revival and Reinstatement. If the Agent is required to pay, return or restore to any of the Guarantors any amounts previously paid with respect to the Guaranteed Obligations because of any Insolvency Proceeding of any of the Guarantors, any stop notice or any other reason, the Guaranteed Obligations shall be reinstated and revived and the rights of the Agent shall continue with regard to such amounts, as though they had never been paid.

12. Representations and Warranties. Each Guarantor hereby represents and warrants unto the Agent as follows:

     (a) The most recent audited consolidated balance sheet of London Clubs and ABH and their respective consolidated Subsidiaries (in the case of ABH, as of December 31, 1996 and in the case of London Clubs, as of March 30, 1997) and the related consolidated statements of earnings and stockholders' equity (or profit and loss in the case of London Clubs) and of cash flows for the fiscal year ended on such date, reported on by such Guarantor's independent public accountants, copies of which have heretofore been furnished to the Agent, are complete and correct and present fairly (or give a true and fair view of in the case of London Clubs) the consolidated financial condition of such Guarantor and its consolidated Subsidiaries as at such date, and the results of their operations (or consolidated profit and loss in the case of London Clubs) and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of such Guarantor and its consolidated Subsidiaries as at September 30, 1997 and the related unaudited consolidated statements of earnings and of cash flows for the nine-month period (or, in the case of London Clubs, six month period) ended on such date, certified by a Authorized Representative of such Guarantor, are complete and correct and present fairly (or give a true and fair view of in the case of London Clubs) the consolidated financial condition of such Guarantor and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the nine-month period (or, in the case of London Clubs, six-month period) then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP or UK GAAP, as applicable, applied consistently throughout the periods involved (except as approved by such accountants or Authorized Representative, as the case may be, and as disclosed therein).

     (b) Since December 31, 1996, in the case of ABH and since March 30, 1997 in the case of the Trust, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

     (c) Each of such Guarantor and its Subsidiaries (a) is duly organized, and, to the extent applicable, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or other power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) to the extent applicable, is duly qualified as a foreign corporation or company or trust and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) by Opening Date, is in compliance with all material Legal Requirements except where failure to comply with any of the foregoing could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

     (d) Each of such Guarantors has the corporate or other power and authority, and the legal right, to make, deliver and perform this Contingent Completion Guaranty and to provide the undertakings hereunder and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Contingent Completion Guaranty. No consent or authorization of, filing with or other act by or in respect of, any Governmental Instrumentality or any other Person is required to be obtained or made, as the case may be, by such Guarantor in connection with this Contingent Completion Guaranty or with the execution, delivery, performance, validity or enforceability of this Contingent Completion Guaranty by or against such Guarantor, except as has been obtained and remains in full force and effect on the date hereof, other than certain Nevada Gaming Laws approvals, as applicable. This Contingent Completion Guaranty has been duly executed and delivered on behalf of such Guarantor. This Contingent Completion Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     (e) Each Subsidiary Guarantor has the corporate power and authority, and the legal right, to make, deliver and perform the Contingent Subsidiary Guaranty and to provide the undertakings thereunder and has taken all necessary corporate action to authorize the execution, delivery and performance of the Contingent Subsidiary Guaranty. No consent or authorization of, filing with or other act by or in respect of, any Governmental Instrumentality or any other Person is required to be obtained or made, as the case may be, by such Subsidiary Guarantor in connection with the Contingent Subsidiary Guaranty or with the execution, delivery, performance, validity or enforceability of the Contingent Subsidiary Guaranty by or against such Subsidiary Guarantor, except as has been obtained and remains in full force and effect on the date hereof, other than certain Nevada Gaming Laws approvals, as applicable. The Contingent Subsidiary Guaranty has been duly executed and delivered on behalf of each Subsidiary Guarantor. The Contingent Subsidiary Guaranty constitutes a legal, valid and binding obligation of each Subsidiary Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     (f) The execution, delivery and performance of this Contingent Completion Guaranty by the Guarantors and the execution, delivery and performance by the Subsidiary Guarantors of the Contingent Subsidiary Guaranty will not (i) violate any Legal Requirement or obligation of such Guarantor or Subsidiary Guarantor,
(ii) result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Legal Requirement or obligation or
(iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Instrumentality applicable to such Guarantor or Subsidiary Guarantor.

     (g) Schedule 2 contains (except as noted therein) complete and correct lists of each of London Clubs' and ABH's Subsidiaries (other than Dormant Subsidiaries), showing, as to each

Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by such Guarantor and each other Subsidiary of such Guarantor. All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 2 as being owned by such Guarantor and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by such Guarantor or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 2). Each Subsidiary identified in Schedule 2 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the business, assets, debt service capacity, property or financial condition, operations or prospects of such Subsidiary. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. No Subsidiary identified in Schedule 2 is a party to, or otherwise subject to any legal restriction or any agreement (other than this Contingent Completion Guaranty, the agreements listed on Schedule 2, restrictions imposed by and approvals required under the Nevada gaming Laws and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to its Guarantor parent or any of such Guarantor's Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

     (h) Except as disclosed in Schedule 3 there are no actions, suits or proceedings pending or, to the knowledge of any Guarantor, threatened against or affecting such Guarantor or any Subsidiary or any property of such Guarantor or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Instrumentality that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither any Guarantor nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Instrumentality or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Instrumentality, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (i) Each Guarantor and its Subsidiaries have filed all material tax returns that are required to have been filed in any jurisdiction, and have paid all material taxes shown to be due and payable on such returns and all other material taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the non-payment of which could not reasonably be expected to have a Material Adverse Effect or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Guarantor or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Each Guarantor knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of each Guarantor and its Subsidiaries in respect of governmental or other taxes for all fiscal periods are adequate.

     (j) Each Guarantor and its Subsidiaries have adequate and appropriate insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance) to the extent this is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, except where the failure to so maintain insurance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (k) Each of London Clubs, ABH and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in clause (a) hereof or purported to have been acquired by such Guarantor or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Contingent Completion Guaranty. All leases that individually or in the aggregate are material are valid and subsisting and are in full force and effect in all material respects.

     (l) Except as disclosed in Schedule 4,

          (i) each Guarantor and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are material, without known conflict with the rights of others;

          (ii) to the best knowledge of each Guarantor, no product or such Guarantor infringes in any material respect on any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

          (iii) to the best knowledge of each Guarantor, there is no material violation by any Person of any right of such Guarantor or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by such Guarantor or any of its Subsidiaries.

     (m) Except as described therein, Schedule 5 sets forth a complete and correct list of all outstanding Indebtedness of each of London Clubs and ABH and its Subsidiaries as of September 30, 1997, since which date there has been no material changes in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of such Guarantor or its Subsidiaries. Neither any such Guarantor nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of such Guarantor or such Subsidiary and no event or condition exists with respect to any Indebtedness of any such Guarantor or any Subsidiary in an aggregate principal amount in excess of $1,500,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. Except as disclosed in Schedule 5, neither any such Guarantor nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 14(a), as applicable.

     (n) Neither any Guarantor nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended.

     (o) Neither any Guarantor nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against such Guarantor or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

     (p) Each Guarantor's ownership interest in the Borrower as of the date hereof is set forth on Schedule 6.

     (q) London Clubs has delivered to the Administrative Agent and Discount
Note Indenture Trustee true, correct and complete copies of all material documents, instruments, opinions and certificates with respect to the Existing Senior Debt.

13. Affirmative Covenants. Until all of the Guaranteed Obligations have been indefeasibly paid and performed, each Guarantor (other than London Clubs) agrees as follows:

     (a) (i) ABH shall furnish to the Agent:

          (A) as soon as available, but in any event within 120 days after the end of each fiscal year of ABH, a copy of the consolidated and consolidating balance sheet of ABH and its consolidated Subsidiaries as at the end of such year and the related consolidated and consolidating statements of earnings and stockholders' equity and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing; and

          (B) as soon as available, but in any event not later than 60 days after the end of each of the first three quarterly periods of each fiscal year of ABH, (x) the unaudited consolidated and consolidating balance sheet of ABH and its consolidated Subsidiaries as at the end of such quarter and in comparative form the figures for the end of the previous fiscal year, (y) the unaudited consolidated and consolidating statement of earnings of ABH and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, and in comparative form the figures for the previous year and (z) the consolidated and consolidating statement of cash flows of ABH and its consolidated Subsidiaries for the portion of the fiscal year through the end of such quarter, and in comparative form the figures for the previous year, certified by an Authorized Representative of ABH as being fairly stated in all material respects when considered in relation to the consolidated and consolidating financial statements of ABH and its consolidated Subsidiaries (subject to normal year-end audit adjustments);

all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

(ii) The Trust shall furnish the Agent all financial information that the Trust is providing to any other creditor in connection with the Main Project, the Mall Project, and/or the Music Project.

     (b) Each Guarantor shall furnish to the Agent, within thirty days after the same are sent, copies of all financial statements and reports which such Guarantor sends to its stockholders, and, within thirty days after the same are filed, copies of all financial statements and reports which such Guarantor may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Instrumentality. Each Guarantor shall furnish to the Agent with reasonable promptness such additional financial and other information as the Agent may from time to time reasonably request.

     (c) ABH shall keep true and correct books of records and account in conformity with GAAP and all Legal Requirements and permit the Agent:

          (i) No Event of Default - if no event of default under this Contingent Completion Guaranty, the Noteholder Completion Guaranty or the Bank Guaranty then exists, at the expense of the Agent and upon reasonable prior notice to such Guarantor, to visit the principal executive office of such Guarantor and to discuss the affairs, finances and accounts of such Guarantor and its Subsidiaries with such Guarantor's officers, all at such reasonable times and as often as may be reasonably requested in writing; and

          (ii) Event of Default - if an event of default under this Contingent Completion Guaranty, the Noteholder Completion Guaranty or the Bank Guaranty then exists, at the expense of such Guarantor to visit and inspect any of the offices of properties of such Guarantor or any Subsidiary, to examine their respective books and records and to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants, all at such reasonable times and as often as may be requested.

A Guarantor shall not be under any obligation under this Contingent Completion Guaranty to provide information pursuant to the last sentence of Section 13(b) or pursuant to this Section 13(c) if disclosure of such information, on the written advice of such Guarantor's counsel provided to such Guarantor, would be prohibited by law or by decree of any Governmental Instrumentality or arbitral body or by the terms of any obligation of confidentiality contained in any agreement binding upon such Guarantor and not entered into in contemplation of this Section 13(c).

     (d) ABH shall promptly give notice to the Agent of:

          (i)  any breach by ABH of any of the Guaranteed Obligations;

          (ii) any (a) default or event of default under any material obligation of ABH or any of its Subsidiaries or (b) litigation, investigation or proceeding which may exist at any time between ABH or any of its Subsidiaries and any Governmental Instrumentality, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (iii) any material litigation or proceeding affecting ABH or any of its Subsidiaries; and

          (iv) any development or other event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this clause (d) shall be accompanied by a statement of an Authorized Representative of ABH setting forth details of the occurrence referred to therein and stating what action ABH or any of its Subsidiaries proposes to take with respect thereto.

     (e) ABH will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (f) Each Guarantor will and will cause each of its Subsidiaries to maintain, with institutions it reasonably believes to be financially sound insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or similar business and similarly situated.

     (g) Each Guarantor will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in reasonably good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent a Guarantor from discontinuing the operation and maintenance of or the liquidation of any Dormant Subsidiary and shall not prevent a Guarantor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such Guarantor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (h) Each Guarantor will and will cause each of its Subsidiaries to file all material tax returns required to be filed in any jurisdiction and to pay and discharge all material taxes, assessments, governmental charges, or levies shown to be due and payable on such returns and all other taxes imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of such Guarantor or any Subsidiary, provided that neither a Guarantor nor any Subsidiary need to pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by such Guarantor or such Subsidiary on a timely basis in good faith in appropriate proceedings and such Guarantor or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Guarantor or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     (i) Each Guarantor will at all times preserve and keep in full force and effect its corporate or other existence. ABH will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (other than Dormant Subsidiaries or unless merged into ABH or a Subsidiary) and all licenses, consents, certificates and authorizations of ABH and its Subsidiaries unless, in the good-faith judgment of ABH, the termination of or failure to preserve and keep in full force and effect such corporate existence, licenses, consents, certificates and authorizations could not, individually or in the aggregate, have a Material Adverse Effect.

     (j) Each Guarantor will, and will cause each of its Subsidiaries to, keep proper books of record and account in accordance with GAAP as applied in the jurisdiction of its incorporation as such Guarantor may deem appropriate from time to time.

     (k) Neither ABH nor any of its Subsidiaries will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by ABH and its Subsidiaries would be materially changed from the general nature of the business engaged in by ABH and its Subsidiaries as of the date hereof.

14. Negative Covenants. At all times prior to indefeasible payment and performance of the Guaranteed Obligations by the Guarantors hereunder:

     (a) ABH will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset except:

          (i) any Lien arising by operation of law (except for real property taxes) which secures amounts not more than 45 days overdue or, if so overdue, are being contested on a timely basis in good faith and in appropriate proceedings;

          (ii) any Lien imposed on ABH or any of its Subsidiaries in relation to its purchase of goods, products or supplies in the ordinary course of business;

          (iii) any rights of set-off in the normal course of trading or of any bank or financial institution or combination of accounts arising in favor of such bank or financial institution as a result of the day-to-day operation of banking arrangements, including, without limitation, rights of set-off granted to such bank or financial institution in respect of the issuance of letters of credit, or as a result of any currency or interest rate hedging operations carried out in the ordinary course of business, in each case, provided that there is no agreement to confer a security interest;

          (iv) statutory Liens of landlords, Liens over goods or documents of title arising in the ordinary course of documentary credit transactions and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business;

          (v) Liens for taxes, assessments or other governmental charges which are not yet due and payable;

          (vi) Liens incurred or deposits made in the ordinary course of business (A) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (B) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than capital leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

          (vii) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of business of ABH and its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

          (viii) any Lien not otherwise permitted by clauses (i) through (vii) above, provided that on the date any Indebtedness secured by any such Lien, is created, incurred, assumed or guaranteed by ABH or any of its Subsidiaries, and immediately after giving effect thereto and to the concurrent retirement of any other Indebtedness, the sum of (A) the aggregate principal amount of all Indebtedness secured by Liens pursuant to this clause (viii) plus (B) all unsecured Indebtedness of ABH and its Subsidiaries that is senior in any respect in right of payment to the obligations of ABH hereunder, does not exceed 25% of the Consolidated Tangible Assets of ABH as of such date.

     (b) ABH will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or suffer to exist any secured or unsecured Indebtedness that is senior in any respect in right of payment to the Guaranteed Obligations of ABH hereunder (excluding any Indebtedness secured by Liens pursuant to clauses (i) through (vii) of Section 14(a) hereof but including any Indebtedness secured by Liens pursuant to clause (viii) of Section 14(a) hereof) if the aggregate amount of all such senior Indebtedness described in this clause
(b) would exceed 25% of the Consolidated Tangible Assets of ABH as of such date.

15.  Payments Free and Clear of Taxes, etc.  Each Guarantor hereby agrees that:

     (a) All payments by such Guarantor hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by the Agent's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by a Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then such Guarantor will

          (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (ii) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

          (iii) pay to the Agent such additional amount or amounts ("Additional Amounts") as are necessary to ensure that the net amount actually received will equal the full amount that would have been received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Borrower or the Agent with respect to any payment received hereunder, the Agent may pay such Taxes and the Guarantor will promptly pay such Additional Amounts (including any penalties, interest or expenses ) as are necessary in order that the net amount received after the payment of such Taxes (including any Taxes on such Additional Amounts) shall equal the amount that would have been received had no such Taxes been asserted.

     (b) If the Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Guarantor shall indemnify the Borrower, the Agent for any incremental Taxes, interest or penalties that may become payable by the Borrower, the Agent as a result of any such failure.

     (c) In the event that an Additional Amount is paid by a Guarantor for the account of the Agent and the Agent is entitled to a refund of the Tax (a "Tax Refund") to which such payment is attributable, then the Agent shall take all reasonable steps which are necessary to obtain such Tax Refund, including filings such forms, certificates, documents, applications or returns as may be required to obtain such Tax Refund. If the Agent subsequently receives such a Tax Refund, then the Agent shall reimburse such amount.

     (d) Without prejudice to the survival of any other agreement of the Guarantors hereunder, the agreements and obligations of the Guarantors contained in this Section 15 shall survive the payment in full of the obligations under the Additional Guaranty.

16.  Judgment.  Each Guarantor hereby agrees that:

     (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in United States Dollars into another currency, such Guarantor agrees, to the fullest extent permitted by law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase United States Dollars with such other currency on the Business Day preceding that on which final judgment is given.

     (b) The obligation of each Guarantor in respect of any sum due from it hereunder shall, notwithstanding any judgment in a currency other than United States Dollars, be discharged only to the extent that on the Business Day following receipt by the Agent of any sum adjudged to be so due in such other currency the Agent may, in accordance with normal banking procedures, purchase United States Dollars with such other currency; in the event that the United States Dollars so purchased are less that the sum originally due to the Agent in United States Dollars, the Guarantor, as a separate obligation and notwithstanding any such judgment, shall indemnify and hold harmless the Agent and such holder against such loss, and if the United States Dollars so purchased exceed the sum originally due to the Agent in United States Dollars, the Agent shall remit to such Guarantor such excess.

17. Breaches by Any Guarantor. If, at any time that the Agent has the right to demand payment and performance of the Guaranteed Obligations in accordance with
Section 3(a) of this Contingent Completion Guaranty and, prior to the indefeasible payment and performance thereof, any of the Guarantors breaches the Guaranteed Obligations (after the expiration of applicable grace, notice and/or cure periods), then, at the option of the Agent, an event of default shall exist under this Contingent Completion Guaranty and the Agent, without any further notice to any of the Guarantors or any other Person, shall be entitled to exercise all rights and remedies available hereunder but only to the extent permitted under Section 3(a) hereof, and at law and equity.

18.   Miscellaneous Provisions.

     (a) This Contingent Completion Guaranty shall be binding upon the Guarantors and their permitted successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Agent and its respective successors, transferees and assigns; provided, however, that the Guarantors may not assign any of their Guaranteed Obligations hereunder without the prior written consent of the Agent, and the Agent may not assign this Contingent Completion Guaranty or any of its rights, remedies or options hereunder without the prior written consent of the Administrative Agent and Discount Note Indenture Trustee in their sole discretion. The Lenders and the Discount Note Indenture Trustee shall be third party beneficiaries of this
Section 18(a) and shall have all rights at law and equity to the enforcement hereof.


     (b) No amendment to or waiver of any provision of this Contingent Completion Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and, with respect to amendments, consented to by the Administrative Agent and Discount Note Indenture Trustee in their sole discretion, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (c) All notices and other communications hereunder to the Guarantors shall be in writing (including telefacsimile) and mailed or telecopied or delivered to them, addressed to them at the address set forth below their signatures hereto or at such other addresses as shall be designated by such Guarantor in a written notice to the Agent at the address set forth below their signatures hereto complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telecopied, respectively, be effective when deposited in the mails or transmitted, addressed as aforesaid. All notices to the Administrative Agent under this Contingent Completion Guaranty shall be addressed to The Bank of Nova Scotia, One Liberty Plaza, New York, New York 10006, Attention: ________________, Facsimile No. (212) 225-5090.
All Notices to the Discount Note Indenture Trustee shall be addressed to State Street Bank and Trust Company, Corporate Trust Division, Two
International Place, Boston, Massachusetts 02110, Attn: Aladdin Notes.

     (d) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     (e) Section captions used in this Contingent Completion Guaranty are for convenience of reference only, and shall not affect the construction of this Contingent Completion Guaranty.

     (f) Wherever possible each provision of this Contingent Completion Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Contingent Completion Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Contingent Completion Guaranty.

     (g) THIS CONTINGENT COMPLETION GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS CONTINGENT COMPLETION GUARANTY, AND THE ADDITIONAL GUARANTY (IF APPLICABLE) CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

     (h) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CONTINGENT COMPLETION GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT OR THE GUARANTORS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE OPTION OF THE AGENT, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY, IF ANY, MAY BE FOUND. THE GUARANTORS HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTORS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GUARANTORS HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTORS HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO THEMSELVES OR THEIR PROPERTY, THE GUARANTORS HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF THE GUARANTEED OBLIGATIONS UNDER THIS CONTINGENT COMPLETION GUARANTY, AND THE ADDITIONAL GUARANTY.

     (i) THE GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CONTINGENT COMPLETION GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT OR THE GUARANTORS. THE GUARANTORS ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT TO ENTER INTO THE ADDITIONAL GUARANTY.

     (j) Limitation on Liability. Notwithstanding anything to the contrary in this Contingent Completion Guaranty, it is understood that no claim shall be made by the Agent or any of its affiliates against the Guarantors or any of their affiliates, directors, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any breach or wrongful conduct (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Contingent Completion Guarantee or any act or omission or event occurring in connection therewith.

     (k) No Restriction on Rights and Remedies of Administrative Agent, Lenders and Discount Note Indenture Trustee. Notwithstanding anything to the contrary in this Contingent Completion Guaranty, the Agent on its own behalf covenants and agrees that this Contingent Completion Guaranty and the rights, remedies and options of the Agent hereunder in no way restrict the rights and remedies of the
(i) Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents including, without limitation, the right to commence and prosecute to completion of enforcement of any or all of the Loan Documents, (ii) the Discount Note Indenture Trustee under the Indenture. The Agent on its own behalf agrees that no Person shall have any right whatsoever to interpose a right of offset, defense, claim or counterclaim with respect to any enforcement of one or more of the Loan Documents based upon a claim that the Agent has the right to performance of the Guaranteed Obligations before such enforcement can be commenced or prosecuted or judgment thereon can be executed by or on behalf of the Lenders or the Discount Note Indenture Trustee. The Lenders and the Discount Note Indenture Trustee shall be third party beneficiaries of this
Section 18(k) and shall have all rights at law and equity to the enforcement hereof.

     (I) Notwithstanding anything to the contrary in this contingent completion Guaranty, in the event that the Trust has been indefeasibly released from its obligations under the Additional Guaranty, all rights of the Agent, as agent for the Contingent Guarantors, any have hereunder will terminate.

         IN WITNESS WHEREOF, the Guarantors have caused this Contingent Completion Guaranty to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

                                     ALADDIN BAZAAR HOLDINGS, LLC

                                     By:
                                     Title:
                                     Address:

                                     Attention:

                                     Telecopy:

                                     THE TRUST UNDER ARTICLE SIXTH UNDER THE
                                     WILL OF SIGMUND SOMMER

                                     By:
                                     Title:
                                     Address:

                                     Attention:
                                     Telecopy:

                                     LONDON CLUBS INTERNATIONAL PLC

                                     By:
                                     Title:
                                     Address: 10 Brick Street
                                              London WI Y 8HQ
                                              England

                                     Attention:
                                     Telecopy:

                                       [Agent]

                                     By:
                                     Title:
                                     Address:

                                     Attention:
                                     Telecopy: